UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
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Independent Bank Group, Inc.
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LETTER TO SHAREHOLDERS
April 15, 2022
Dear Fellow Shareholder:
We are pleased to invite you to attend the 2022 Annual Meeting of Shareholders to be held exclusively online via live webcast on Thursday, May 26, 2022, at 2:30 p.m., Central Time. In order to participate in the virtual 2022 Annual Meeting, you must log onto the meeting platform at www.virtualshareholdermeeting.com/IBTX2022 with your sixteen-digit control number provided on your proxy card.
If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will need to obtain your control number from your broker, bank or other nominee’s voting instruction card. Those planning to participate in the annual meeting should connect to the virtual platform at least 15 minutes prior to the start of the Annual Meeting.
We will vote on Annual Meeting matters, including the election of Class III directors, Say-On-Pay, the Company’s 2022 Equity Incentive Plan, and the ratification of the appointment of the Company’s independent registered public accounting firm.
Whether or not you’re able to join us for our virtual Annual Meeting, it is important that your shares be represented. Please take a moment to carefully read each of the proposals described in this Proxy Statement, and complete, date, sign and return the enclosed proxy card as soon as possible. For your convenience, you may also use Internet or telephone voting according to the instructions on the proxy card.
We appreciate your continued support of our Company and look forward to you joining us for the live webcast of our Annual Meeting.
Sincerely,

David R. Brooks
Chairman and Chief Executive Officer

Notice of 2022 Annual Meeting of Shareholders
TO THE SHAREHOLDERS OF INDEPENDENT BANK GROUP, INC:
The annual meeting of shareholders (the “Annual Meeting”) of Independent Bank Group, Inc. (the “Company”), will be held on Thursday, May 26, 2022 at 2:30 p.m., Central Time. The meeting will be conducted exclusively online by live webcast. In order to participate in the virtual 2022 Annual Meeting, you must log onto the virtual meeting platform at:
www.virtualshareholdermeeting.com/IBTX2022
Those planning to participate in the Annual Meeting should log onto the virtual meeting platform at least 15 minutes prior to the start of the Annual Meeting.
Please note that as part of the online meeting registration process, you will be required to enter your control number found on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will need to obtain your control number from your broker, bank or other nominee’s voting instruction card.
Only shareholders as of the close of business on April 8, 2022 may attend the virtual Annual Meeting, and any adjournment or postponement thereof. Virtual attendance at the meeting constitutes presence in person for purposes of quorum at the meeting. You will be able to vote your shares electronically and view the list of shareholders entitled to vote by following the instructions on the webcast site. You will need the latest version of Chrome, Safari, Internet Explorer 11, Edge or Firefox. Should you require assistance in accessing the webcast or encounter difficulties in accessing the virtual Annual Meeting platform, including any difficulties voting, you may call the technical support number that will be found on the virtual meeting platform registration screen.
The 2022 Annual Meeting is being conducted for the following purposes:
1.	To elect four (4) directors named in the proxy statement (the “Proxy Statement”);
2.	To conduct an advisory, non-binding vote regarding the compensation of the Company’s named executive officers (“Say-on-Pay”);
3.	To approve the Independent Bank Group, Inc. 2022 Equity Incentive Plan;
4.	To ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022; and
5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
A Proxy Statement describing these proposals is attached. If you have any questions concerning the Proxy Statement, would like additional copies of the Proxy Statement or need help voting your shares of the Company’s common stock, please contact Nicole Metcalf, the Company’s Corporate Secretary, at (972) 562-9004.
By Order of the Board of Directors,

Nicole Metcalf
Corporate Secretary
McKinney, Texas
April 15, 2022
Your vote is important! You are encouraged to vote as soon as possible. Whether or not you plan to attend the meeting, please vote by Internet, telephone, or mail per the instructions on the proxy card prior to the meeting. Submitting your proxy by one of these methods will ensure that your shares are represented at the meeting.

PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. I

Our Proxy Statement
About our proxy statement
Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” “our Company,” “the Company” or “Independent” refer to Independent Bank Group, Inc., a Texas corporation, and its consolidated subsidiaries as a whole; references to the “Bank” or “Independent Financial” refer to Independent Bank, doing business as Independent Financial, which is a wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to “shareholders” are to the holders of our voting securities, which consist of our common stock, par value $0.01 per share (“common stock”).
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2022 Annual Meeting of Shareholders of the Company to be held by webcast on Thursday, May 26, 2022 at 2:30 p.m., Central Time, and any adjournments thereof for the purposes set forth in this Proxy Statement and the accompanying notice of the meeting. To attend the Annual Meeting, you must log onto the virtual meeting platform at www.virtualshareholdermeeting.com/IBTX2022. You will be required to enter your sixteen-digit control number found on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, your control number will be provided to you on their voting instructions card. Please plan to connect to the virtual meeting platform at least 15 minutes prior to the start of the Annual Meeting.
The close of business on April 8, 2022 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the meeting or at any adjournment thereof. On the Record Date, there were 42,577,534 shares of our common stock issued and outstanding and entitled to vote at the meeting. A list of shareholders entitled to vote at the meeting will be available for inspection by any shareholder at the principal office of the Company during ordinary business hours for a period of at least ten (10) days prior to the meeting. A list of shareholders entitled to vote will also be electronically available by separate web link on the meeting site that will host the webcast of the Annual Meeting. This Proxy Statement, the notice of the meeting and the enclosed proxy card are being made available to shareholders on or about April 15, 2022.
Notice of Internet Availability of Proxy Materials
Pursuant to rules promulgated by the Securities and Exchange Commission (the “SEC”), the Company is providing access to its proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of its proxy materials on the Internet. You may access the following information at www.ibtx.com.
•	Notice of 2022 Annual Meeting of Shareholders to be held by webcast on Thursday, May 26, 2022;
•	Proxy Statement for 2022 Annual Meeting of Shareholders;
•	Form of Proxy; and
•	Annual Report to Shareholders, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 1

Our Proxy Statement
YOUR VOTE IS IMPORTANT
You are eligible to vote on the matters described in this Proxy Statement if you were a shareholder as of the close of business on April 8, 2022 (the “Record Date”). For your convenience, you may vote either online, by mail, by phone, or in person during the live webcast of our Annual Meeting of Shareholders. You may attend the live webcast of the Annual Meeting if you were the shareholder of record as of the Record Date, or by providing proof that you are the beneficial owner of shares held in “street name” as outlined in the section of this Proxy Statement titled “Our Annual Meeting.”

Visit the website listed in your voting materials	Call the toll-free voting number in your voting materials	Mail your completed and signed voting materials	Vote in person during the live webcast of Annual Meeting of Shareholders
Summary of Proposals
✔	Proposal I: Election of Directors The Board of Directors recommends that you vote FOR each nominee.
✔	Proposal II: Advisory Vote on Executive Compensation (“Say-on-Pay”) The Board of Directors recommends that you vote FOR this proposal.
✔	Proposal III: 2022 Equity Incentive Plan The Board of Directors recommends that you vote FOR this proposal.
✔	Proposal IV: Ratification of the Appointment of Our Independent Registered Public Accounting Firm for 2022 The Board of Directors recommends that you vote FOR this proposal.
2 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

2021 FINANCIAL HIGHLIGHTS
The summary below highlights certain information about our historical and 2021 financial performance. For complete information regarding the Company’s 2021 performance, please see the Company’s Annual Report on Form 10-K for the year end December 31, 2021, which is included in your Annual Meeting materials and can be accessed by going to the “Investor Relations-SEC Filings” portion of our website, www.ibtx.com.
IBTX ON THE MOVE
Since the Company first went public in April of 2013, the Company has established a history of growing assets both organically and through strategic acquisitions.

TOTAL CONSOLIDATED ASSETS

Total Assets at Year End (Billions of Dollars)
$2.2
$4.1
$5.1
$5.9
$8.7
$9.8
$15.0
$17.8
$18.7
2013
2014
2015
2016
2017
2018
2019
2020
2021

PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 3

2021 FINANCIAL HIGHLIGHTS
THE STRENGTH OF OUR CONSERVATIVE CREDIT CULTURE
The Company attributes a large part of its continued success to its conservative credit culture, which significantly contributed to our Company’s ability to withstand the unprecedented challenges presented by the continuation of the COVID-19 pandemic.

CONSISTENT DIVIDEND GROWTH
The Company has also seen consistent growth in annual dividend per share since it went public in 2013.

DIVIDEND GROWTH SINCE IPO
Annual Dividend Per Share
$0.24
$0.32
$0.34
$0.40
$0.54
$1.00
$1.05
$1.32
2014
2015
2016
2017
2018
2019
2020
2021

4 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

2021 FINANCIAL HIGHLIGHTS
2021 Selected financial information
Despite the challenges presented by 2021, as demonstrated below, the Company continued its track record of solid earnings, healthy balance sheet growth, superior credit metrics, and strong capital.
	(in Thousands, Except for Earnings per Share)

	2021	2020
Total Assets	$18,732,648	$17,753,476
Loans Held for Investment	12,439,446	13,076,095
Deposits	15,553,908	14,398,927
Net Income	224,750	201,209
Earnings per Share (diluted)	5.21	4.67
Nonperforming Assets to Total Assets	0.31%	0.29%
Nonperforming Loans to Total Loans (held for investment)	0.49	0.44
Net Charge-Offs to Average Loans Outstanding	0.06	0.05
Tier 1 Risk-Based Capital Ratio	11.52	10.74
Total Risk-Based Capital Ratio	13.67	13.32
Total Shareholders’ Equity	$2,576,650	$2,515,371
PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 5

ENVIRONMENTAL, SOCIAL AND GOVERNANCE INITIATIVES
REAFFIRMING AND ENHANCING OUR COMMITMENTS
Our Company recognizes that modern businesses have a responsibility to make the world a better place by emphasizing Environmental, Social, and Governance (ESG) issues in addition to financial results. The Company’s ESG initiatives are outlined in the following sections.
“Our Board of Directors remains committed to serving our stakeholders into the future by fostering a diverse and inclusive workplace, continuing our long tradition of philanthropy in the communities we serve, and ensuring that servant leadership remains a cornerstone of our Company’s culture. During 2021, our disciplined execution guided by our purpose, vision, mission and values allowed us to deliver strong financial performance for our shareholders while we continued our work building healthy communities across Texas and Colorado.”

~David R. Brooks, Chairman and Chief Executive Officer

Environmental MATTERS
Photograph By: Wade Griffith Photography
Our Company is committed to preserving the health of our environment. Our headquarters resides in a six-story, 165,000 square foot facility, which is LEED® Silver Certified. We are near completion of a 198,000 square foot companion building on our corporate campus. Our design and construction strategy for these facilities incorporates environmentally friendly features that include:

 • Intelligent electrochromic windows system that automatically adjusts tint levels across glass panels as lighting patterns shift throughout the day to allow more exposure to natural light and reflection of radiation, which reduces energy consumption for lighting and HVAC purposes;
 • Low-flow plumbing fixtures to conserve water;
 • Programmable LED lights that allow the lighting of occupied spaces to be controlled by motion sensor; and
 • Angular design to maximize preservation of natural landscape, including a nature greenbelt, water features and access to walking trails.

Both our headquarters and financial center locations utilize recycling and shredding receptacles that contributed to recycling more than 290,000 pounds of paper in 2021. Our locations also include video and telephone conference technology to promote virtual meetings and reduction of carbon footprint through decreased travel. In this regard, this marks the third year that the Company has hosted its Annual Meeting virtually, which it plans to continue to do for the foreseeable future as an environmentally conscious measure.
Environmental stability also informs our decisions on business strategy and products. We have taken great strides to become a more paperless institution by implementing technology and procedures that replace the paperwork intensive bank practices of the past, including our digital banking platform, which offers online account opening, banking and bill pay, mobile banking with mobile deposit, and eStatements, and our online loan application process. In addition, this marks the first year that the Company has delivered its proxy materials exclusively through electronic means, with paper copies provided only on an as-needed basis.
6 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

ENVIRONMENTAL, SOCIAL AND GOVERNANCE INITIATIVES
Social Matters
In 2021, the Company adopted the following precepts to guide the Company’s commitment to shareholders, customers, communities, employees, and society at large:

These principles form the foundation of the Company’s strategic planning, decision-making and program implementation. The following highlights reflect how we have put these principles into practice in 2021.
Commitment To Our Customers
Our Company has a long track record of developing exceptional relationships with customers. We know their businesses and their needs, and our customers know us. We continually strive to raise our standard of service, and refine our product offerings to serve changing markets. As part of that process, we continue to adapt our technology to improve product availability and delivery, most recently launching online account opening capability in 2021. Our digital banking platform allows customers to manage a number of banking activities anytime, anywhere that internet access is available, including online bill pay, funds transfers, access to eStatements, mobile deposit, and text or voicemail account balance alerts. Our retail banking strategy strives to develop products and services to meet the needs of our customers. During 2021, the Company initiated the development of a more focused retail platform. Under the guidance of a new Head of Retail Banking, the Retail Department has developed more consumer focused products and services, and has developed an enhanced referral program to support organic growth efforts. The Company is also partnering with Gensler, a global design and architecture firm, to envision financial centers of the future, integrating physical space with innovative digital experiences. We are committed to strengthening our banking relationships, and will continue to leverage our unique experience and expertise to better understand and serve our customers in each and every market we serve.
As the COVID-19 pandemic persisted into 2021, the Company supported its customers’ financial needs through continued participation in the Paycheck Protection Program and offering loan deferrals where necessary. The Company maintained a nimble approach to its COVID-19 safety protocols to promote customers’ health and well-being, including masking requirements, cleaning protocols and encouraging social distancing. The Company’s financial centers returned to full service operations in May of 2021. We remain committed to making sure the unique challenges presented by COVID-19 do not materially disrupt delivery of outstanding financial services and support to our customers.
PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 7

ENVIRONMENTAL, SOCIAL AND GOVERNANCE INITIATIVES
Commitment To Our Communities
Building health communities is central to the Company’s purpose. We strive to achieve financial success in order to drive active corporate citizenship, community investment, philanthropy and financial education. In 2021, the Company was proud to be recognized by Communities Foundation of Texas Be In Good Company program for our efforts in Corporate Social Responsibility. The Be In Good Company program recognizes companies who make a commitment to the North Texas community across Three Pillars of Excellence: Thriving Teams, Thriving Culture, and a Thriving Future.
Photographs By: Iwan Baan
Family Health Center on Virginia, a Collaborative External Partnership: The Company is focused on making deep and meaningful commitments, helping to ensure that investments make a sustained impact for the communities we serve. Family Health Center on Virginia is one example of this work. Over the past eight years, we have served as a catalyst for this project that established a Federally Qualified Health Center in a previously medically underserved area of McKinney, Texas. Family Health Center is a critical access point for care, especially for those who are uninsured or underinsured. Ninety-seven percent of patients have incomes at or below the 200% poverty level.

In 2021, the clinic moved to its permanent home, a new purpose built 25,000 square foot facility. The new building has provided the space the clinic needed to expand the care team – which now includes two nurse practitioners, three pediatricians, and two OBGYNs. Together, they provide a medical home for more than 6,000 people in North Texas. In calendar year 2021, the clinic provided vital medical healthcare services to 5,704 unduplicated patients and provided 25,181 visits. Of those served,1,162 were uninsured, and, among patients reporting, 4,109 were at or below 100% of poverty guidelines. In 2021, 22.6% of clinic patients were African American and 32.8% were Hispanic or Latino patients. This deep commitment to creating long-term solutions to systemic challenges is emblematic of our philosophy and commitment to our communities. To learn more about the Family Health Center on Virginia project visit www.ntxfhf.org.

Southern Dallas Initiative: During 2021, the Company made progress toward its commitment to expand access to financial services in underserved areas of southern Dallas. The Company is undertaking this initiative in partnership with local community leaders and in concert with larger community development and revitalization efforts to expand economic opportunity and broaden access to financial education, products and services for this underserved community. These initiatives include a partnership with Paul Quinn College, one of the oldest historically black colleges west of the Mississippi River and the nation’s first urban work college. The Company is partnering with Paul Quinn College to develop a best-in-class banking program, aimed at providing pathways to success for minorities and women in the banking sector. Through this partnership, the Company is assisting in curriculum development through lectures and seminars provided by Company’s senior executives in various disciplines, including credit, accounting, finance and marketing. The Company’s Head of Retail Banking serves on the advisory board for the program. In the fall of 2021, the Company welcomed its first intern from the college’s corporate work program, which offers paid internships to help offset college tuition and fees while providing mentorship and real-world work experience.
National Association of Minority Mortgage Bankers of America: The Company is a proud participant in the National Association of Minority Mortgage Bankers of America (NAMMBA). Dedicated to the enrichment and betterment of women and minorities who work in the real estate finance industry, NAMMBA provides participating lenders with best practices for incorporating Diversity, Equity and Inclusion in their lending practices in order to reach financially underserved minority communities. The Company participated in NAMMBA’s inaugural leadership program in October of 2021, which focused on providing perspective on the mortgage lending process for minority candidates.
8 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

ENVIRONMENTAL, SOCIAL AND GOVERNANCE INITIATIVES

Over $2.6 million granted to non-profits
Philanthropic Efforts: The Company has a vibrant community grants program that supports the work of non-profits throughout the communities we serve. In 2021, we supported 90 non-profits that addressed a wide variety of current social issues, including employment services and job training, education, childcare, financial planning, family coaching, homelessness, hunger, mental and physical healthcare and support, single mother support services, and foster care support. Since the program’s inception over seven years ago, our Company’s community grants program has invested over $2.6 million in the communities we serve. In addition to our grants program, the Company matches an employee’s personal financial contribution to any non-profit up to $1,000 and for every twenty hours an employee volunteers to serve a non-profit, the Company makes a $500 donation up to four times per calendar year.

Employee Giving and Volunteering: Our Company is proud that its robust partnerships with non-profit organizations goes beyond financial contribution alone, with employees regularly dedicating numerous volunteer and service hours to a variety of non-profit organizations throughout Texas and Colorado. In 2021, employees volunteered over 1,900 hours for a volunteer value of over $76,000 and directed over $48,000 to communities through individual donations and our Company’s matching gift program, IF Gives Back.
Community Champions Program: Our Company is especially proud of its Community Champions Program (“CCP”). Introduced in 2019, CCP identifies strategic community relationships to provide meaningful skills-based volunteer opportunities for employees. Employees are allotted up to 8 additional hours of paid time off to participate in service activities through CCP. Specific ways in which CCP participants give of their time and talent include:
•	Teaching budgeting classes to at-risk youth;
•	Conducting new home-buyer classes;
•	Walking first-generation college students through mock interviews; and
•	Teaching financial literacy in sponsored schools.
Financial Education: Our Company also values financial education and believes in teaching kids, teens and young adults early on about basic financial concepts. In partnership with Banzai, Inc., our Company offers interactive courses on savings, insurance, retirement, taxes, life changes, housing, borrowing and credit, investing and budgeting. Through real-life scenarios, this program lays the groundwork for our youth to achieve future financial health and success. You can learn more about the Banzai program by going to the “Our Story-Community Involvement” section of our website, www.ibtx.com.
Commitment To Our Employees
We know that our employees are one of our greatest assets. To attract and retain talent, the Company offers competitive compensation and benefits to our employees, and is heavily invested in the health, safety and welfare of each employee. The Company’s standard benefits package includes an active health and wellness program that engages employees throughout the year with the goal of generating positive health outcomes for our team members. The program includes access to telemedicine, health savings accounts, flexible spending accounts, insurance premium reductions for those who complete certain health and fitness tasks in the year, and an Employee Assistance Program offering confidential emotional support, work-life solutions, and legal and financial planning resources. The Company also offers a regular series of webinars to its employees from a nationally recognized leadership coach and licensed professional counselor. In addition, the Company empowers employees to plan for their financial futures by matching 100% of the first 6% of contributions made to the Company’s 401(k) plan. We are proud that over 93% of our workforce participates in the 401(k) plan.
With the COVID pandemic continuing into 2021, the Company continued to monitor and update workplace protocols and procedures to protect the health and safety of its employees. Such efforts included masking requirements, vaccination and testing support, and flexible work schedules.
In addition to its focus on health and wellness and competitive compensation plan, the Company’s Board of Directors ensures that senior management adopts strategies that result in the Company keeping a continuous pulse on both employee performance and satisfaction at every level. In 2021, the Company was deliberate and focused in refining its talent acquisition practices to address the challenging labor market created by the pandemic. The Company re-thought its approach to recruitment and expanded its talent acquisition team and invested in technological resources to improve the efficiency of the Company’s recruitment efforts. The Company re-evaluated its workplace programs and identified the need to create its HybridWorx Program, which it fully implemented in
PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 9

ENVIRONMENTAL, SOCIAL AND GOVERNANCE INITIATIVES
February of 2022. HybridWorx sets forth a framework for implementation of remote work options. The program is a direct result of both employee feedback and the dedication demonstrated by the Company’s workforce during the challenges presented by the pandemic. The Company also utilizes an online platform called “The Spotlight” as a centralized resource to “give credit where credit is due” via e-card recognitions and redeemable incentive awards. Through this resource, the Company reinforces its core values grounded in self-less service, trust, hardwork, meaningful relationship development, and principled decision making. In August of 2021, in partnership with LinkedIn Learning and Community Banker’s University, the Company also launched a learning management system through Workday that provides thousands of on-demand courses to employees.
We believe that the strength of the Company’s culture and well-rounded benefits program will support our continued effort to attract, retain and grow talent in today’s challenging labor market.
Pictured Left to Right: President-Texas (Dan Strodel); Head of Middle Market Banking (Tiffany Cason); President-Colorado (Mark White); Head of Retail Banking (Kenyon Warren)
Our Company also values recruitment, retention and advancement of a diverse workforce. Diversity and inclusion remains a focus of the Company’s recruitment and retention strategies. Upper tier management includes individuals who self-identify as Black or African-American, Hispanic, and Asian-American and 65% of the Company's entire workforce is female. The Company first launched its Diversity and Inclusion Program in the fourth quarter of 2020. The program is built upon the three core principles of People, Culture and Community. The program includes the establishment of the Company’s Diversity Council, comprised of 18 cross-functional leaders diverse in gender, race and ethnicity. The Company’s Board of Directors receives quarterly updates on the progress made by the Diversity and Inclusion Program. Since its inception, the program's accomplishments have included:

• Recruitment of a diverse summer internship class comprised of 43% non-white students and 38% female students;
• Evaluation of tools to provide employees with cultural awareness and sensitivity training;
• Identification and participation in various job fairs focused upon providing opportunities to underserved and minority candidates; and
• Creation of a calendar to educate employees about various holidays and awareness months.
Since June of 2021, the Company has partnered with Circa to increase the Company’s access to diverse talent pools. The Company also actively participates in the McKinney Chamber of Commerce Diversity, Equity and Inclusion Task Force, and is a proud member of the Collin County Black Chamber of Commerce and other similar organizations across our footprint.
Commitment To Our Shareholders
The Board of Directors and the Company’s leadership remain committed to enhancing shareholder value. Management remains focused on producing consistent, strong earnings and returning those profits to shareholders through dividends and corporate share repurchases. Further, the Board and Company value regular engagement with our shareholders. This ongoing dialogue provides shareholders with transparency and informs them of the Company’s continued improvement and enhancement of governance standards and practices. Shareholder input is regularly shared with the Board of Directors, its committees and management. The Board of Directors routinely reviews our governance practices and policies, including our shareholder engagement practices, in furtherance of this goal of continual improvement and enhancements.
As travel restrictions relaxed following the widespread distribution of COVID-19 vaccines early in 2021, the Company’s management team resumed in-person shareholder engagement on a limited basis while simultaneously continuing virtual meetings with shareholders throughout the year. Later in the year, management was able to selectively attend in-person investor events. The Company remains committed to active and transparent engagement with the investor community, and has continued to enhance its investor materials to ensure public disclosures remain both timely and relevant to the changing operating environment.
10 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

ENVIRONMENTAL, SOCIAL AND GOVERNANCE INITIATIVES
GOVERNANCE MATTERS
We recognize that sound corporate governance is critical to achieving success. Our corporate governance structure aligns with our strategic objectives and initiatives and spans across the multi-faceted approach identified below.

Board of Directors

Board Committees

AUDIT
COMPENSATION
CORPORATE GOVERNANCE & NOMINATING
RISK OVERSIGHT
STRATEGIC PLANNING

Management Committees

of wholly owned subsidiary, Independent Bank, which include:

- ASSET & LIABILITY
- CAPITAL PLANNING
- COMPLIANCE
- CREDIT
- DATA & ANALYTICS GOVERNANCE
- ENTERPRISE RISK
- FAIR & RESPONSIBLE BANKING
- MODEL RISK OVERSIGHT
- OPERATIONAL RISK
- TECHNOLOGY INFORMATION SECURITY OVERSIGHT

Policies & Guidelines

- BOARD DIVERSITY POLICY
- CLAWBACK POLICY
- CODE OF CONDUCT
- CODE OF ETHICS FOR FINANCIAL PROFESSIONALS
- CORPORATE GOVERNANCE GUIDELINES
- INSIDER TRADING POLICY
- RELATED PARTY TRANSACTIONS POLICY
- STOCK OWNERSHIP & PLEDGING GUIDELINES

OUR RISK MANAGEMENT APPROACH
Our Company’s governance construct relies upon a holistic approach to risk management that instills in all employees a sense of shared ownership of risk management and motivates collaboration to protect our customers and safeguard our stakeholders. Our risk awareness culture was enhanced in July of 2021 by the addition of Executive Vice President and Chief Risk Officer, John G. Turpen, and the promotion of our Chief Banking Officer, Michael B. Hobbs, to President and Chief Operating Officer in October of 2021. Both have brought a fresh approach to the Company’s risk programs and implementation, as they work hand-in-hand to ensure awareness and appreciation for risk pervades all disciplines of the Company. In addition, we consider our Board Risk Oversight Committee to be one of the hallmarks of our governance structure. This committee oversees the Bank’s Enterprise Risk Management (ERM) framework, which includes monitoring of key risks such as operational, strategic, financial, liquidity, credit, compliance and reputational risk. The ERM framework drives the identification and assessment, measurement, monitoring, aggregation, prioritization, and reporting of risks across the Company and supports management and the Board of Directors in their continued monitoring and effective management of material risks. Facets of our ERM framework, which were especially instrumental in meeting the challenges experienced in 2021 from the continuation of the COVID-19 pandemic and weather events, were our Business Continuity Planning (BCP) team and our Credit management committee. Comprised of a deep field of expertise across multiple departments of the Company, our BCP monitored and proactively constructed protocols that struck the right balance between sustaining operations, employee and customer satisfaction and compliance, while our Credit management committee effectively managed credit risk through prudent underwriting and loan restructuring.
PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 11

OUR ANNUAL MEETING
When and where will the meeting be held?
The Annual Meeting of Shareholders of the Company will be held on Thursday, May 26, 2022 at 2:30 p.m., Central Time. The meeting will be conducted exclusively by online live webcast. In order to access the live webcast, you must first log onto the virtual meeting platform at:
www.virtualshareholdermeeting.com/IBTX2022
Please note that as part of the registration process, you will be required to enter your control number found on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, will be found on their voting instruction cards.
You will be able to access the meeting site fifteen (15) minutes prior to the meeting start time to check-in and to test your computer audio and video equipment. Virtual attendance at the meeting constitutes presence in person for purposes of quorum at the meeting. You will be able to vote your shares electronically and view the list of shareholders entitled to vote by following the instructions on the webcast site. You will need the latest version of Chrome, Safari, Internet Explorer 11, Edge or Firefox.
Should you require assistance in accessing the webcast or encounter difficulties in accessing the virtual Annual Meeting platform, including any difficulties voting, you may call the technical support number that will be posted on the virtual meeting platform registration page.
Why are we holding the Annual Meeting virtually?
The Board of Directors annually considers the appropriate format of our annual meeting of shareholders. The Company has determined that the virtual format not only provides convenience, but aligns with the Company’s commitment to protect the environment. Virtual meetings provide expanded access, improved communication and cost savings, while reducing carbon footprint from decreased travel demands to attend the meeting. Furthermore, hosting a virtual annual meeting enables increased shareholder attendance and participation since shareholders can participate from any location around the world. We believe that the virtual meeting format will provide shareholders a similar level of transparency to the traditional in-person meeting format, and we will take steps to ensure such an experience.
What is the purpose of the meeting?
This is the 2022 Annual Meeting of Shareholders. At the meeting, shareholders will act upon the matters outlined in the notice attached to this Proxy Statement, including the following:
1.
To elect four (4) Class III directors to serve on the Board of Directors of the Company until the Company’s 2025 annual meeting of shareholders, and each until his or her respective successor is duly elected and qualified or until his or her earlier resignation or removal;

2.	To conduct an advisory (non-binding) vote regarding the compensation of the Company’s named executive officers (“Say-On-Pay”);
3.	To approve the Company’s 2022 Equity Incentive Plan;
4.	To ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022; and
5.	To transact such other business as may properly come before the meeting or any adjournment thereof.
How do I vote?
You may vote electronically during the webcast of the Annual Meeting by following the instructions provided on the webcast site. You may also vote by proxy via Internet/mobile device, by telephone, or by mail.
What is a proxy?
A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” The proxy card sets forth instructions for voting your shares by proxy via Internet/mobile device, by telephone or by mail.
12 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

OUR ANNUAL MEETING
What is a proxy statement?
A proxy statement is a document that describes the matters to be voted upon at the meeting and provides additional information about the Company. Pursuant to regulations of the SEC, we are required to provide you with a proxy statement containing certain information when we ask you to sign and return a proxy card to vote your stock at a meeting of the Company’s shareholders.
Who is entitled to vote at the meeting?
The holders of record of the Company’s common stock as of 5:00 p.m. (Central Time) on April 8, 2022, which is the date that the Company’s Board of Directors has fixed as the Record Date for the meeting, are entitled to vote at the meeting.
What is the Record Date and what does it mean?
The Record Date to determine the shareholders entitled to notice of and to vote at the meeting is the close of business on April 8, 2022. The Record Date is established by the Board of Directors as required by Texas law. On the Record Date, 42,577,534 shares of our common stock were issued and outstanding and entitled to vote.
What are the voting rights of the shareholders?
Each holder of common stock is entitled to one vote for each share of common stock registered, on the Record Date, in such holder’s name on the books of the Company on all matters to be acted upon at the Annual Meeting of shareholders. The Company’s Charter prohibits cumulative voting.
The holders of at least a majority of the outstanding shares of common stock must be represented by those attending the live webcast of the Annual Meeting or by proxy, in order to constitute a quorum for the transaction of business. At any virtual or in-person meeting, whether or not a quorum is present, the chairman of the meeting or the holders of a majority of the issued and outstanding common stock attending the meeting or represented by proxy and entitled to vote at the meeting, may adjourn the meeting from time to time without notice or other announcement. In addition, the chairman of the meeting has the right and authority, either before or during the Annual Meeting, to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Company, restrictions on entry to such meeting, the opening and closing of the voting polls, the presentation, revocation and counting of proxies at the meeting with respect to issues to be presented, and all other aspects of the Annual Meeting of shareholders.
What is the difference between a shareholder of record and a “street name” holder?
If your shares are registered directly in your name with Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”), the Company’s stock transfer agent, you are considered the shareholder of record with respect to those shares. The Proxy Statement and proxy card have been sent directly to you by Broadridge at the Company’s request.
If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Proxy Statement and proxy card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions that your nominee included in the mailing or by following its instructions for voting. The same applies to those who hold their shares through the Company’s 401(k) Profit Sharing Plan.
What is a broker non-vote?
A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Brokers, as holders of record, are permitted to vote on certain routine matters, but not on non-routine matters. The only routine matter to be presented at the meeting is the ratification of the appointment of RSM US LLP as our independent registered public accounting firm (Proposal IV). In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the election of directors to our Board of Directors (Proposal I), with respect to the advisory (non-binding) vote regarding the Say-On-Pay resolution (Proposal II), and with respect to approval of the 2022 Equity Incentive Plan (Proposal III). If you hold shares in street name and do not provide voting instructions to your broker, those shares will be counted as broker non-votes for all non-routine matters.
PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 13

OUR ANNUAL MEETING
How are broker non-votes and abstentions treated?
A broker non-vote or a withholding of authority to vote with respect to one or more nominees for director (Proposal I) will not have the effect of a vote against such nominee or nominees because broker non-votes and abstentions are counted for purposes of determining the presence or absence of a quorum, but are not counted as votes cast at the meeting. Any abstentions will not have the effect of a vote against the proposals with respect to the Say-On-Pay vote (Proposal II), the 2022 Equity Incentive Plan (Proposal III) or the ratification of RSM US LLP’s appointment as the Company’s independent registered public accounting firm (Proposal IV). Because the ratification of the appointment of the independent registered public accounting firm is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with this proposal. Director elections, the advisory, non-binding vote on executive compensation, and the 2022 Equity Incentive Plan are considered non-routine matters and, as such, broker non-votes will be deemed “shares not present” for voting purposes. “Shares not present” will not count as votes for or against these proposals and will not be included in calculating the number of votes necessary for approval of such matters.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.
What do I need to do now?
After you have thoroughly read and considered the information contained in this Proxy Statement, you have two options:
1)	Proceed to vote your shares by proxy in one of the following ways:
•
simply indicate on the proxy card(s) applicable to your common stock how you want to vote and sign, date and mail your proxy card(s) in the enclosed pre-addressed postage-paid envelope as soon as possible to ensure that it will be received in advance of the meeting;

•	call 1-800-690-6903 using a touch-tone telephone and follow the instructions provided on the call; or
•	go to the website www.proxyvote.com and follow the instructions for Internet voting on that website.
OR
2)	Attend the live webcast of the Annual Meeting and vote your shares electronically as instructed during the webcast.
Your proxy card must be received by the Company no later than the time the polls close for voting at the meeting for your vote to be counted at the meeting. Please note that telephone and Internet voting will close at 11:59 p.m., Eastern Time, on May 25, 2022.
Voting instruction cards for those who own shares through participation in the Bank’s 401(k) Profit Sharing Plan must be received no later than 11:59 p.m., Eastern Time, on May 23, 2022 for those votes to be counted at the meeting.
Voting your shares by proxy will enable your shares of common stock to be represented and voted at the virtual meeting if you do not attend the meeting and vote your shares during the live webcast of the Annual Meeting.
What happens if there are technical difficulties during the Annual Meeting?
If we experience technical difficulties at the Annual Meeting and are not able to resolve them within a reasonable amount of time, we will adjourn the Annual Meeting to a later date or time and will provide notice of the date and time of such adjourned meeting on a Current Report on Form 8-K that we will file with the SEC.
What are the Board of Directors’ recommendations on how I should vote my shares?
The Board of Directors recommends that you vote your shares as follows:
Proposal I	FOR the election of each nominee for director;
Proposal II	FOR the advisory, non-binding “Say-on-Pay” resolution;
14 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

OUR ANNUAL MEETING
Proposal III	FOR the 2022 Equity Incentive Plan; and
Proposal IV	FOR the ratification of appointing RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2022.
How will my shares be voted if I return a signed and dated proxy card, but don’t specify how my shares will be voted?
If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:
Proposal I	FOR the election of each nominee for director;
Proposal II	FOR the advisory, non-binding “Say-on-Pay” resolution;
Proposal III	FOR the 2022 Equity Incentive Plan; and
Proposal IV	FOR the ratification of appointing RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2022.
If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares, except that the nominee will have discretion to vote on the ratification of the appointment of RSM US LLP (Proposal IV).
What are my choices when voting?
In the election of directors, you may vote for all director nominees or you may withhold your vote as to one or more director nominees. With respect to each of the other proposals, you may vote for the proposal, against the proposal or abstain from voting on the proposal.
Who counts the votes?
All votes will be tabulated by the inspector of election appointed for the meeting. Votes for each proposal will be tabulated separately.
Can I attend the meeting and vote during the meeting?
Yes. All shareholders are invited to attend the live webcast of the Annual Meeting and instructions will be provided within the webcast for how to vote your shares electronically during the meeting.
If your shares of common stock are held in “street name,” then you are not the shareholder of record. In order for you to vote the shares that you beneficially own and that are held in “street name” during the live webcast of the meeting, you must contact your bank or broker and request a legal proxy and a meeting control number to attend the meeting.
May I change my vote after I have submitted my proxy card?
Yes. Regardless of the method used to cast a vote, if a shareholder is a holder of record as of the Record Date, he or she may change his or her vote by:
•
delivering to the Company prior to 2:30 p.m. Central Time on May 26, 2022 a written notice of revocation addressed to: Nicole Metcalf, Corporate Secretary, 7777 Henneman Way, Floor 6, McKinney, Texas 75070;

•
completing, signing and returning a new proxy card with a later date than your original proxy card (such that your new proxy card is received by the Company no later than the time the polls close for voting at the meeting) and any earlier proxy will be revoked automatically;

•
logging onto the Internet website specified on your proxy card in the same manner you would to submit your proxy electronically or by calling the telephone number specified on your proxy card, in each case if you are eligible to do so and following the instructions indicated on the proxy card prior to 11:59 p.m. Eastern Time on May 25, 2022;

•
attending the live webcast of the meeting on May 26, 2022 at 2:30 p.m. Central Time and voting electronically as instructed therein, and any earlier proxy will be revoked. However, simply attending the meeting without voting will not revoke your proxy.

PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 15

OUR ANNUAL MEETING
If your shares are held in “street name” and you desire to change any voting instructions you have previously given to the record holder of the shares of which you are the beneficial owner, you should contact the broker, bank or other nominee holding your shares in “street name” in order to direct a change in the manner your shares will be voted.
What percentage of the vote is required to approve each proposal?
Assuming the presence of a quorum, the four (4) director nominees who receive an affirmative majority of the votes cast by the shareholders entitled to vote for their election and present during the live webcast of the Annual Meeting or represented by proxy at the meeting will be elected (Proposal I).
The approval of the advisory vote on (“Say-on-Pay”) (Proposal II), the 2022 Equity Incentive Plan (Proposal III) and the ratification of RSM US LLP’s appointment as the Company’s independent registered public accounting firm for 2022 (Proposal IV) will require the affirmative vote of the holders of a majority of the votes cast by the shareholders entitled to vote and present during the live webcast of the Annual Meeting or represented by proxy at the meeting.
Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the meeting?
No. None of our shareholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the meeting.
What are the solicitation expenses and who pays the cost of this proxy solicitation?
Our Board is asking for your proxy, and we will pay all of the costs of soliciting shareholder proxies. We may use officers and employees of the Company to ask for proxies, as described below. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding the proxy materials to beneficial owners of the Company’s common stock.
Is this Proxy Statement the only way that proxies are being solicited?
No. In addition to the solicitation of proxies by use of the mail, if deemed advisable, directors, officers and regular employees of the Company may solicit proxies personally or by telephone or other means of communication, without being paid additional compensation for such services.
Are there any other matters to be acted upon at the Annual Meeting?
Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the notice and this Proxy Statement, and management has no information that others will do so. The proxy also confers on the proxies the discretionary authority to vote with respect to any other matter presented at the meeting. If other matters requiring a vote of the shareholders properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.
May I submit questions to the Company for consideration at the Annual Meeting?
Yes. Shareholders may submit questions pertaining to the purpose of the Annual Meeting in advance of the meeting by visiting www.proxyvote.com. Questions must be submitted by no later than 11:59 p.m. Central Time on May 24, 2022. Any questions relevant to the purpose of the Annual Meeting that we are not able to address may be referred to Paul Langdale, Executive Vice President-Director of Corporate Development & Strategy at 972-562-9004 or paul.langdale@ifinancial.com.
Where can I find voting results?
The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the meeting.
Who can help answer any other questions I may have about the Proxy Statement or Annual Meeting logistics?
The information provided above in this “Question and Answer” format is for your convenience only. We urge you to carefully read this entire Proxy Statement and the accompanying Annual Report. If you have additional questions about the Proxy Statement or the Annual Meeting, you should contact Nicole Metcalf, Corporate Secretary, Independent Bank Group, Inc., 7777 Henneman Way, Floor 6, McKinney, Texas 75070, telephone (972) 562-9004.
16 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

PROPOSAL I: ELECTION OF DIRECTORS
our board of directors

The Company’s 2021 Board of Directors are pictured to the left. The Company currently has ten (10) members serving on the Board, with two (2) vacancies from prior resignations. There are twelve (12) total seats on our Board of Directors. The number of directors may be changed only by resolution of the Board of Directors within the range set forth in the Company’s Charter (unless the Board and the Company’s shareholders act to amend the authorized number of directors designated in the Company’s Charter). The Board of Directors has the authority to increase the number of directors by two and fill such vacancies until the next annual meeting of shareholders. As discussed in greater detail under the caption “Board Governance” below, the Board of Directors has affirmatively determined that eight of its ten current directors qualify as independent directors under Rule 5605(a)(2) of The Nasdaq Stock Market Rules and the regulations of the SEC. Below we summarize each director’s class, term, and committee membership.

	Expiration of Term	Members	Committee Membership
Class I	2023	Daniel W. Brooks Craig E. Holmes G. Stacy Smith	Risk Oversight (Chair) Audit (Chair), Risk Oversight Corporate Governance and Nominating Committee (“CGNC”) (Chair), Compensation, Strategic Planning
Class II	2024	William E. Fair Donald L. Poarch Michael T. Viola	Compensation (Chair), Strategic Planning CGNC, Risk Oversight CGNC, Risk Oversight
Class III	2022	David R. Brooks Alicia K. Harrison J. Webb Jennings III Paul E. Washington	Strategic Planning (Chair) Audit, CGNC Audit, Compensation Audit, Strategic Planning
PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 17

PROPOSAL I: ELECTION OF DIRECTORS
Board Composition, Director Ages, Tenure and Experience

57 Years Average Age 10 Years Average Tenure 20% Diverse
Our Board is rich in experience across a variety of industries including lending, real estate, oil and gas, capital markets, healthcare, technology and human resources. Members of the Board are located across our Texas and Colorado footprint. The average age of the Board is 57 years, with ages ranging from 35 to 70. Average tenure is 10 years, ranging from a low of one year to a high of 20 years. The Committee balances the need for board refreshment against the need for continuity, a broad range of experience, and an understanding of the regulatory framework in which the Company operates. The Board also takes a strategic approach to prior board experience, recognizing that current and prior experience is valuable, but that it must also be measured with capacity and dedication to serving the needs of the Board. For this reason, the Company’s Corporate Governance Guidelines provide that directors may only serve on two (2) other public boards, without approval of the CGNC. None of the directors serve on more than two (2) other public boards.

We particularly value that our Board is deeply rooted in a variety of skills and experience as demonstrated by the table below:

SKILL SETS & EXPERIENCE SUMMARY
Areas of Skill Sets & Experience	# of Directors
Board Service, Financial Institutions, Real Estate, Non-Profit Service, Corporate Governance	10
Risk Management	8
CEO or Business Leader, Investments/Capital Markets, Audit/Accounting/Financial Reporting	7
Compensation/Human Resources	6
Lending	5
Oil and Gas, Healthcare, Technology/Systems	Less than 5
Identification & Evaluation of Director Candidates
The Company’s business is conducted under the oversight of the Board of Directors. In the pursuit of a culture of integrity and service throughout the Company, the Board of Directors is focused on ensuring prospective directors are of the highest character and qualifications. Furthermore, the Board of Directors is focused on ensuring the leadership structure is suited to the growing size, complexity and needs of the Company and in the interests of shareholders.
The Board of Directors examines potential candidates, giving preference to candidates with strong character, sound judgment, demonstrated leadership abilities, and deep experience across a broad variety of industries relevant to the Company’s business. The Board of Directors believes that candidates should possess diverse backgrounds and perspectives in furtherance of complementary skills and experiences that can best serve the Company and shareholders’ interests.
The Board of Directors believes that the communities in which the Company operates are best served by a Board of Directors that is deeply mindful of the Company’s corporate citizenship.
Key Director Attributes
✔	Strong Moral Character	✔	Capacity to Serve Company & Shareholders
✔	Demonstrated Leadership Ability	✔	No Conflicts of Interest
✔	Sound, Responsible Judgment	✔	Collegiality & Teamwork
18 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

PROPOSAL I: ELECTION OF DIRECTORS
The identification and evaluation of director candidates takes place in the context of the ongoing board renewal and refreshment process. The CGNC is responsible for the assessment of the Board of Directors’ membership and the identification and evaluation of potential director candidates. A brief outline of the CGNC’s process is as follows:
1.	Ongoing Review of Directors
One of the primary responsibilities of the CGNC is to ensure that the mix of directors on the Board of Directors is suitable for the Company’s strategy and needs. The CGNC evaluates the collective experiences of directors as well as the gender, race, ethnicity, tenure, age and geographic location of all directors with the goal of maintaining a diverse mix of perspectives, experiences, knowledge and insights. The CGNC performs this analysis on an ongoing basis, and balances the benefits of board refreshment against the need for continuity, a broad range of experience, and an understanding of the regulatory framework in which the Company operates.
2.	Identification of Candidates
In order to adequately develop effective succession planning for the Board of Directors, the CGNC regularly evaluates a diverse group of possible director candidates. Criteria for new directors will mirror the needs of the organization, and will take into account growth into new markets and the changing needs of customers and communities served by the organization. As further discussed below under “Board Diversity,” the CGNC recognizes the importance of diversity in its consideration of director candidates, and will continue to include diversity as a part its holistic process for the selection of possible director candidates.
3.	Evaluation of Candidates
The CGNC takes a comprehensive approach to the consideration of director candidates, and will take into account available information on a candidate including skills, experience, character, independence, absence of conflicts, and any potential reputational risk. The CGNC will evaluate a candidate’s existing commitments in the context of the substantial time commitment that is required to serve on the Company’s Board of Directors. The CGNC regularly reviews its evaluation criteria to ensure that the Company’s needs and shareholder interests are adequately addressed in the evaluation process.
Board Diversity
The inclusion of diversity in the criteria for director nominees reflects the Board of Directors’ belief that diversity is important to the effective functioning of the Board of Directors. The Board of Directors of the Company follows a Board Diversity Policy, which recognizes the importance and benefits of having a Board of Directors with a broad range of perspectives, backgrounds and experiences. The policy expresses the Board’s belief that it should be comprised of individuals who have differences in skills, industry experiences, backgrounds, gender and race/ethnicity.
The policy provides that, in its annual review of the Board of Directors’ effectiveness and in connection with its recommendation of the nominees for directors, the CGNC will:
•	consider the benefits of all aspects of diversity in order to enable the Board of Directors to discharge its duties and responsibilities effectively;
•
consider candidates on merit based on their talents, experiences, areas of expertise, skills, character, qualities and interpersonal communication and acumen, as well as criteria designed to promote diversity;

•	consider the balance of skills, experiences, independence and backgrounds of all of the directors and the diversity representation on the Board of Directors, including gender; and
•	specifically consider and recommend to the Board of Directors potential strategies for identifying additional female board candidates.
PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 19

PROPOSAL I: ELECTION OF DIRECTORS
Since adoption of the Board Diversity Policy, the Board of Directors has worked in earnest to identify candidates that not only possess the requisite skillsets, experiences and talents, but also with diversity at the forefront of its candidate considerations. The Board’s current diversity matrix is as follows:
BOARD DIVERSITY MATRIX		(As of April 15, 2022)
Total Number of Directors	10
Part I: Gender Identity	Female	Male	Non-Binary	Gender not disclosed
Directors	1	9	0	0
Part II: Demographic Background
African American or Black	0	1	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	8	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0
Nominees for Election
As part of its annual review, the CGNC reviewed the composition, skills and experiences of the Board and assessed individual performance of the current Class III directors. Based upon this review, CGNC recommended to the Board that existing Class III directors David R. Brooks, Alicia K. Harrison, J. Webb Jennings III, and Paul E. Washington be nominated for re-election. The Board of Directors adopted resolutions nominating these four existing Class III directors and presents them for re-election at our Annual Meeting.
		Director Since	Age	Gender	Financial Institution Experience	CEO/Business Leader Experience
Class III	David R. Brooks	2002	63	Male	Yes	Yes
Class III	Alicia K. Harrison	2019	62	Female	Yes	No
Class III	J. Webb Jennings III	2014	51	Male	Yes	No
Class III	Paul E. Washington	2021	52	Male	Yes	Yes
The proposed Class III directors would be elected to serve three-year terms, with their terms set to expire at the annual meeting of shareholders in 2025. The number of directors may be changed only by resolution of the Board of Directors within the range set forth in the Company’s Charter unless the Board and the Company’s shareholders act to amend the authorized number of directors designated in the Company’s Charter.
The nominees are well-respected and accomplished leaders who have extensive, varied backgrounds in complex, highly-regulated businesses. Each nominee brings a unique, diverse skillset and background to the Board of Directors. Each of the nominees has served as Class III directors for at least a full term and has demonstrated substantial value to the Company on an ongoing basis and provide continuity in the oversight and execution of the Company’s long-term strategy.
The nominees draw from a deep well of experience across industries and functional areas:
✔	CEO/Business Leader	✔	Risk Management
✔	Lending	✔	Financial Institutions
✔	Real Estate	✔	Investments/Capital Markets
✔	Board Service	✔	Oil & Gas
✔	Corporate Governance	✔	Audit, Accounting, and Financial Reporting
✔	Compensation/Human Resources	✔	Non-Profit
20 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

PROPOSAL I: ELECTION OF DIRECTORS
The biographical information set forth below contains information regarding each nominee’s name, age as of our Annual Meeting date, principal occupation, service as a director and/or executive officer, relevant business experience, other directorships currently or recently held, information regarding the involvement in certain legal or administrative proceedings (if applicable), and the experiences, qualifications, attributes, or skills that caused the CGNC and the Board of Directors to advance nomination of each candidate.
DAVID R. BROOKS Chairman and CEO of Independent Bank Group, Inc.
Age: 63 Director Since: 2002 Committees: • Strategic Planning (Chair)
Background
David R. Brooks is Chairman of the Board of Directors and CEO of the Company. He has been active in community banking since the early 1980’s and founded the Company in 1988. Mr. Brooks has a long history of community and civic involvement, and is passionate about education. He served as a McKinney City Councilman. He served five years as President of the Board of Trustees at McKinney Independent School District and three years on both the McKinney Economic Development Corporation Board and the McKinney Chamber of Commerce Board. Mr. Brooks served as the Chief Financial Officer for Baylor University from 2000 to 2004. He served as Chairman of the Board of Directors of Noel-Levitz, Inc., a national higher education consulting company, and also Chairman of the Board of Trustees at Houston Baptist University. He currently serves as Chairman of the Board of Directors of Capital Southwest Corporation (CSWC). Mr. Brooks holds Bachelor’s (1980) and Master’s (1981) degrees in business from Baylor University. Mr. Brooks is the brother of Daniel W. Brooks.

Qualifications
Mr. Brooks’ qualifications to serve on the Company’s Board of Directors include his intimate working knowledge of the Company since its inception, his extensive knowledge and experience in banking and finance, and his knowledge of the Company’s key markets and customers, as well as his service on other boards of directors.

ALICIA K. HARRISON Former EVP of Commercial Banking for Wells Fargo & Company
Age: 62 Director Since: 2019 Committees: • Audit • CGNC
Background
Alicia K. Harrison is a member of the Board of Directors of the Company, joining the board in 2019. Ms. Harrison previously worked for Wells Fargo & Company and its predecessor banks from 1986 until 2012, when she retired as Executive Vice President of Commercial Banking. Her responsibilities at Wells Fargo included positions as area manager and group head for the Southwest Regional Commercial Banking Office, manager of the Real Estate Department, and as a member of the integration team for the Government and Institutional Banking Group integrating the employees and clients of Wachovia Corporation following its acquisition in 2008. Ms. Harrison serves on the Board of Directors of Ryan Companies US, Inc., a national commercial real estate development, design and management company, and concurrently serves on the Board of Directors of CIM Real Estate Finance Trust, Inc., a publicly-registered non-listed real estate investment trust focusing on high-quality, income-producing necessity retail properties and commercial mortgage loans.

Qualifications
Ms. Harrison’s qualifications to serve on the Company’s Board of Directors include her deep experience in banking and real estate in high-growth organizations and her experience serving on the board of directors for other companies, as well as her experience as a director of the Company.

PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 21

PROPOSAL I: ELECTION OF DIRECTORS
J. WEBB JENNINGS III Managing Director of Cockrell Interests, Inc.
Age: 51 Director Since: 2014 Committees: • Audit • Compensation
Background
J. Webb Jennings, III is a member of the Board of Directors of the Company, joining the Board in April 2014 in connection with the Company’s acquisition of BOH Holdings, Inc. and its subsidiary, Bank of Houston. Mr. Jennings is currently a Managing Director of Cockrell Interests, Inc., the direct investment arm for a Houston, Texas based family office. Prior, Mr. Jennings founded Salt Investment Partners in January 2016 to focus on direct investing in lower, middle-market companies. He previously served as a vice president at Hancock Park Associates, a middle market private equity firm with offices in Houston, Texas, and Los Angeles, California, from 2007 to 2015. Mr. Jennings served on the Bank of Houston Board of Directors since that bank was formed in 2005 as well as the BOH Holdings Board of Directors. He currently serves on the Boards of Directors of Alloy Merchant Finance, Automation Technology, Inc., and a privately held, diversified investment company. Mr. Jennings also serves on the boards of directors of several Houston based charitable organizations and foundations. Mr. Jennings graduated with a B.A. from The University of Texas and an M.B.A. from Southern Methodist University.
Qualifications Mr. Jennings’ qualifications to serve on the Company’s Board of Directors include his extensive business experience in Houston and his experience as a director of the Company.
PAUL E. WASHINGTON Executive Vice President of IMA Financial Group
Age: 52 Director Since: 2021 Committees: • Audit • Strategic Planning
Background

Paul E. Washington is a member of the Board of Directors of the Company, joining the board in 2021. Effective May 3, 2021, Mr. Washington became the Executive Vice President of IMA Financial Group, a financial services company. Prior to joining IMA Financial Group in May, he was the Market Director of JLL in Denver from 2017 to April 30, 2021. He served as Executive Director of the Office of Economic Development for the City of Denver, Colorado from 2011 – 2017. In this mayoral appointed, cabinet level position, Mr. Washington developed and oversaw the execution of the economic development strategy of the City and County of Denver. Mr. Washington also enjoyed a ten year career as an investment banker as Founder and President of LJS Holdings, an international investment advisory firm, from 2001 to 2011. He began his career as a corporate attorney with the international law firm of Hogan Lovells. Mr. Washington is considered one of the most influential business and civic leaders in the state of Colorado, serving on numerous boards including Denver Health, Colorado Housing Finance Authority, Colorado Concern and the Downtown Denver Partnership.

Qualifications

Mr. Washington’s qualifications to serve on the Company’s Board of Directors include his extensive business experience and civic leadership in Colorado and his experience as a director of the Company.

If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unavailable to serve as a director. All of the nominees have consented to being named herein and to serve if elected.
Shareholder Approval
The affirmative vote of a majority of the votes cast by shareholders entitled to vote and in attendance during the live webcast of the Annual Meeting or represented by proxy at the Annual Meeting is required for the election of each of the nominees for director.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE FOR ELECTION AS A DIRECTOR (PROPOSAL I).
22 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

PROPOSAL I: ELECTION OF DIRECTORS
Continuing Directors
The biographical information set forth below outlines the community engagement, business experience and banking experience (if applicable) of the Company’s continuing directors who are not up for re-election. Other than described below, no director or director nominee has any family relationship, as defined in Item 401 in Regulation
S-K, with any other director or with any of the Company’s executive officers.
DANIEL W. BROOKS Vice Chairman of Independent Bank Group, Inc.
Age: 61 Director Since: 2002 Committees: • Risk Oversight (Chair)
Background
Daniel W. Brooks is Vice Chairman and a Director of the Company. He has served as Vice Chairman and a Director of the Company since 2009 and served as Chief Risk Officer of the Company from April 2013 to July 2021. He previously served as President and a director of the Company from 2002 to 2009 and has functioned as the Company’s Chief Credit Officer throughout his tenure. Mr. Brooks began his banking career in the early 1980s with a large regional bank and has been active in community banking since the late 1980s. Mr. Brooks has served in numerous leadership roles in the Collin County community, including service as Chairman of the Board for Medical Center of McKinney and on the boards of directors of McKinney Christian Academy and the McKinney Education Foundation. Daniel W. Brooks is the brother of David R. Brooks.

Qualifications
Mr. Brooks’ qualifications to serve on the Company’s Board of Directors include his extensive experience in the banking industry, and specifically as an executive officer and director of the Company.

WILLIAM E. FAIR Chairman of Home Abstract and Title Company
Age: 60 Director Since: 2009 Committees: • Compensation (Chair) • Strategic Planning
Background
William E. Fair is a member of the Board of Directors of the Company. He joined the board when IBG Central Texas was combined with the Company in 2009, prior to which he served as a director of IBG Central Texas beginning in 2007. Mr. Fair has served as the Chairman and Chief Executive Officer of Home Abstract and Title Company, a title insurance agency located in Waco, Texas, since 1984 and has served on the Board of Directors of Capstone Mechanical, LLC since 2005 and Capstone Title in Austin, Texas since 2015. He also serves on the Advisory Board of Baylor University’s Hankamer School of Business.
Qualifications Mr. Fair’s qualifications to serve on the Company’s Board of Directors include his extensive experience in the real estate industry and his experience as a director of the Company.
PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 23

PROPOSAL I: ELECTION OF DIRECTORS
CRAIG E. HOLMES Former Executive Vice President and Chief Financial Officer of Neovia Logistics
Age: 64 Director Since: 2013 Committees: • Audit (Chair) • Risk Oversight
Background
Craig E. Holmes is a member of the Board of Directors of the Company, joining the board in February 2013. He also serves on the board of directors of Hobi International, Inc., joining the board in August 2009 and the board of directors of Leopard Mobility Inc., joining the board in October 2014. Mr. Holmes provides advisory services and manages personal investments in real estate, oil and gas and various private and public companies. From June 2020 through January 2022, he served as Executive Vice President and Chief Financial Officer of Neovia Logistics. From October 2015 through April 2018, Mr. Holmes served in several executive positions at Global Power Equipment Group, Inc., including board member, President and Co-Chief Executive Officer, Senior Vice President, and Chief Financial Officer. Prior to 2015, Mr. Holmes held executive positions at several public and private companies and was a partner at Arthur Andersen, an international public accounting firm. Mr. Holmes holds a Master’s and BBA from Texas Tech University. Mr. Holmes has also served on not-for-profit boards and is active with several charitable organizations.

Qualifications
Mr. Holmes’ qualifications to serve on the Company’s Board of Directors include his extensive experience on other boards and executive management of publicly traded companies, including his experience in strategy, finance, audit and governance and his experience as a director of the Company.

DONALD L. POARCH Partner and Co-Owner of The Sprint Companies
Age: 70 Director Since: 2014 Committees: • CGNC • Risk Oversight
Background
Donald L. Poarch is a member of the Board of Directors of the Company, joining the Board in April 2014 in connection with the Company’s acquisition of BOH Holdings, Inc. and its subsidiary, Bank of Houston. Mr. Poarch has been a partner and co-owner of The Sprint Companies since 1976. The Sprint Companies are a diverse group of approximately ten different companies operating throughout the Texas Gulf Coast area. He had been a member of the BOH Holdings Board of Directors since 2008, and its chairman since 2012, and he was a member of the Bank of Houston’s Board of Directors since 2005, and its chairman since 2012, until the Company acquired BOH Holdings in April 2014. In the past 25+ years, Mr. Poarch has bought, sold and grown more than twenty companies. Mr. Poarch currently serves on the boards of directors for Keep Houston Beautiful and the Houston Clean City Commission. Mr. Poarch attended The University of Texas at Austin and is currently active in various civic and charitable foundations.

Qualifications
Mr. Poarch’s qualifications to serve on the Company’s Board of Directors include his extensive experience in the Houston business community and his experience as a director of the Company.

24 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

PROPOSAL I: ELECTION OF DIRECTORS
G. STACY SMITH Partner of SCW Capital, L.P.
Age: 54 Director Since: 2013 Committees: • CGNC (Chair) • Compensation • Strategic Planning
Background
G. Stacy Smith is a member of the Board of Directors of the Company, joining the board in February 2013. Mr. Smith is a Partner of SCW Capital, L.P., a private equity hedge fund focusing on financial and energy sectors, a position he has held since August 2013. Mr. Smith is also co-founder and partner in Trinity Investment Group, which invests in private equity and hard assets. In 1997, Mr. Smith co-founded Walker Smith Capital, a long/short equity hedge fund based in Dallas, Texas, and he served as portfolio manager of that firm for sixteen years. From 1994 through 1996, Mr. Smith was a co-founder and manager of Gryphon Partners, a long/short equity hedge fund focused on small and mid-cap domestic equities. He started his investment career as an energy analyst at Wasserstein Perella & Co., an international investment bank. Mr. Smith serves as a director of USD Partners, LP, a master limited partnership involved in the acquisition and development of energy related logistics assets, and WhiteHorse Finance, Inc., a closed end management investment company. He is a member of the Salesmanship Club of Dallas, an association of business professionals that supports local charitable organizations.

Qualifications
Mr. Smith’s qualifications to serve on the Company’s Board of Directors include his extensive experience in overseeing the management of investment firms, his knowledge of banking, financial and energy markets and his experience as a director of the Company.

MICHAEL T. VIOLA President of the Viola family office
Age: 35 Director Since: 2013 Committees: • CGNC • Risk Oversight
Background
Michael T. Viola is a member of the Board of Directors of the Company, joining the board in February 2013. Mr. Viola currently serves as the President of the Viola family office, a position he has held since March 2016. As President of the family’s investment office, Mr. Viola is responsible for overseeing the family’s operating businesses, public and private investment portfolio, real estate investments, banking relationships, and philanthropic work. Before joining the family investment office, Mr. Viola worked at Virtu Financial LLC (“Virtu”), a leading technology-enabled market making company, from 2010 to 2016. While employed at Virtu, Mr. Viola held multiple roles, including operations and trading, where he worked as a senior trader focused on foreign exchange products and global commodities. Mr. Viola currently serves on the Board of Directors of Virtu, Cornerstone Investment Capital Holdings, Co., a special purpose acquisition company, iAero Group, an integrated aviation platform company, and Crowheart Energy LLC, a private oil and gas company. Mr. Viola also serves on the board of The Viola Foundation, working to develop and deliver innovative programs in national security, education and faith based sectors.

Qualifications
Mr. Viola’s qualifications to serve on the Company’s Board of Directors include his knowledge of financial markets, his familiarity with the Company given his family’s ownership of Independent Bank over the past thirty-four years, and his experience as a director of the Company.

PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 25

PROPOSAL I: ELECTION OF DIRECTORS
Executive officers
The biographical information set forth below outlines the background and experience of the Company’s executive officers who do not serve on the Company’s Board of Directors. All officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board.
MICHAEL B. HOBBS President and Chief Operating Officer
Age: 59
Background
Michael B. Hobbs is President and Chief Operating Officer of the Company, effective October 1, 2021. Prior to October 1, 2021, Mr. Hobbs served as Executive Vice President and Chief Banking Officer, effective June 12, 2020. Prior to June, Mr. Hobbs served as Executive Vice President and Chief Lending Officer, effective January 23, 2020. Prior to January, Mr. Hobbs served as Executive Vice President and Colorado Market CEO for Independent Financial following the completion of the Guaranty acquisition on January 1, 2019. Prior to the Guaranty acquisition, Mr. Hobbs served as President and Director of Guaranty Bank and Trust Company. Mr. Hobbs has over twenty-five years’ experience in the banking and investment banking sectors, representing Bank of America, KeyBank and St. Charles Capital. Mr. Hobbs holds a Bachelor’s degree in Marketing (1984) and Master’s of Business Administration degree in Finance (1992) from Texas Christian University.

MICHELLE S. HICKOX Executive Vice President and Chief Financial Officer
Age: 54
Background
Michelle S. Hickox is Executive Vice President and Chief Financial Officer of the Company. Prior to joining the Company in May 2012, Ms. Hickox was an audit partner with RSM US LLP (formerly McGladrey LLP), the fifth largest public accounting firm in the United States. Over her twenty-three-year career in public accounting, Ms. Hickox provided audit, financial reporting, internal control assistance and training to community banks and was a designated financial institution specialist. Ms. Hickox serves on the boards of the Baylor Oral Health Foundation and the 12th Man Foundation. She is a licensed certified public accountant and is a member of the AICPA, the Texas Society of Certified Public Accountants and the Dallas CPA Society.

JOHN G. TURPEN Executive Vice President and Chief Risk Officer
Age: 53
Background
John G. Turpen joined the Company as Executive Vice President and Chief Risk Officer in July of 2021. Mr. Turpen oversees the Company’s Enterprise Risk Management and Compliance functions and supports credit risk and administration. Mr. Turpen has over twenty-five years of experience in the banking industry. Prior to joining the Company, Mr. Turpen was Chief Risk Officer of Texas Capital Bank from September 2018 to February 2021 and of Texas Capital Bancshares, Inc. from January 2019 to February 2021. From April 2016 to September 2018, Mr. Turpen served as Chief Risk Officer for corporate and commercial banking at U.S. Bancorp. Mr. Turpen joined U.S. Bancorp in 2009 after holding increasingly senior positions in credit, risk and strategic planning at HSBC and Wells Fargo. Mr. Turpen received a B.A. in Finance and an M.B.A. in Accounting from Drake University.

26 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

PROPOSAL I: ELECTION OF DIRECTORS
JAMES P. TIPPIT Executive Vice President Corporate Responsibility
Age: 51
Background

James P. Tippit is Executive Vice President Corporate Responsibility of the Company, assuming this position effective on January 8, 2018. Mr. Tippit oversees the Company’s community development function. Mr. Tippit has been with the Company since 2011 as Community Reinvestment Act (“CRA”) Officer and then Head of Corporate Responsibility. As Executive Vice President, he oversees Human Resources, CRA, Community Development, Marketing and Communications. Prior to his tenure at the Company, Mr. Tippit worked for JP Morgan Chase in the Wealth Management Division and American Express Financial Advisors.

JAMES C. WHITE Executive Vice President and Chief Operations Officer
Age: 57
Background

James C. White is the Executive Vice President and Chief Operations Officer of the Company, joining the Company in April 2016. He has over thirty years’ experience in the banking industry and has held a variety of management positions in finance, operations, product development, strategic planning, compliance and information technology. Prior to joining the Company, Mr. White served as Executive Vice President and Chief Operating Officer of Fischer & Company, a global corporate real estate firm that provides consulting, brokerage and technology solutions to many Fortune 500 companies from July 2015 to April 2016. Prior to Fischer, Mr. White served as Executive Vice President and Chief Operations Officer of Texas Capital Bank from February 2000 to June 2015, where he directed key operational areas and introduced and managed changes that supported growth for that bank. Mr. White holds a Bachelor’s of Science degree from the University of North Texas in business and control systems, is certified in Six Sigma, is a Certified Treasury Professional and is a current member of the Association of Financial Professionals.

MARK S. HAYNIE Executive Vice President and General Counsel
Age: 66
Background

Mark S. Haynie is Executive Vice President and General Counsel of the Company, effective March 1, 2018. Mr. Haynie has over forty years’ experience in representing community banks in a wide variety of corporate, regulatory and securities matters. Prior to joining the Company, Mr. Haynie served as attorney, President and shareholder at Haynie Rake Repass & Klimko, P.C., a law firm, from 1996 to 2018. Mr. Haynie has represented the Company since its formation in 2002, serving as lead counsel on all of the Company’s M&A and capital markets transactions. Mr. Haynie is a graduate of Texas Tech University and The University of Texas School of Law.

PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 27

PROPOSAL I: ELECTION OF DIRECTORS
BOARD Governance
Director Independence
Under The Nasdaq Stock Market Rules, independent directors must comprise a majority of the Company’s Board of Directors. The Nasdaq Stock Market Rules, as well as those of the SEC, also impose several other requirements with respect to the independence of directors.

The Company’s Board of Directors has evaluated the independence of its members based upon The Nasdaq Stock Market Rules and SEC regulations. Applying these standards, the Board of Directors has affirmatively determined that, with the exception of David R. Brooks and Daniel W. Brooks, each of the Company’s directors is an independent director, as defined under Rule 5605(a)(2) of The Nasdaq Stock Market Rules (and/or other applicable rules) and under the regulations of the SEC. The Board of Directors determined that David R. Brooks and Daniel W. Brooks do not qualify as independent directors because of their positions as executive officers of the Company.

Board Leadership and Committees
The Board of Directors is committed to leadership that provides an active, objective oversight of management and consistently serves the best interests of shareholders by executing strategic objectives and creating sustainable, long-term value. This central tenet of governance is reflected in the Company’s governance documents, including the Company’s Fifth Amended and Restated Bylaws, or the Bylaws, and other applicable policies and guidelines, and is actively shepherded by Board and committee leadership. The Board’s current leadership structure provides for both a Chairman and a Lead Independent Director.
Chairman
David R. Brooks currently serves as the Company’s Chairman of the Board and Chief Executive Officer. Mr. Brooks has served as Chairman and Chief Executive Officer since the inception of the Company in 2002. Mr. Brooks’ primary duties are to lead the Company’s Board of Directors in establishing the Company’s overall vision and strategic plan and to lead the Company’s management in carrying out that plan. While the Company recognizes potential issues may arise when the Chairman and Chief Executive Officer positions are held by one person, the Company believes that the overall benefit of Mr. Brooks’ leadership in both roles outweighs any potential disadvantage of this structure, and that any concerns are mitigated by existing safeguards, including:
•	the designation of a Lead Independent Director with clearly defined authority, duties and responsibilities;
•	the highly regulated nature of the Company’s operations;
•	the fact that the Board is comprised of experienced and skilled directors, the majority of whom are independent;
•	the fact that the Board’s Audit Committee, Compensation Committee and CGNC consist entirely of independent directors; and
•	regular reviews of the Board’s leadership structure and governance practices.
The Company has also structured its management team to mitigate any corporate governance risk related to the dual positions held by David R. Brooks. The management of the Company is led by the Company’s President and Chief Operating Officer, Michael B. Hobbs. Daniel W. Brooks, the Company’s Vice Chairman, is responsible for overseeing the Company’s credit function. Oversight of risk is led by the Company’s Executive Vice President and Chief Risk Officer, John G. Turpen. The Company’s General Counsel, Mark S. Haynie, oversees and advises on the corporate governance of the Board. By having other executive officers with separate and distinct roles in critical areas within the Company, the Company believes that it will obtain benefits similar to the benefits of having a separate Chairman and Chief Executive Officer.
Lead Independent Director
The Company’s Lead Independent Director is G. Stacy Smith. Mr. Smith serves as a liaison between the Chairman and the independent directors, presides over executive sessions of the independent directors, and consults with the Chairman on major corporate decisions.
28 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

PROPOSAL I: ELECTION OF DIRECTORS
Board Committees
In February 2013, the Company’s Board of Directors established standing committees at the Company level in connection with the discharge of its responsibilities. These committees include an Audit Committee, a Compensation Committee, CGNC and a Strategic Planning Committee. In 2018, the Board of Directors added a Risk Oversight Committee.
In the future, the Company’s Board of Directors also may establish such additional committees as it deems appropriate, in accordance with applicable law and regulations and the Company’s Charter and Bylaws.
AUDIT COMMITTEE Members: Craig E. Holmes (Chair) Alicia K. Harrison J. Webb Jennings, III Paul E. Washington All members Independent Meetings held in 2021: 9
The Company’s Board of Directors has evaluated the independence of each of the members of the Audit Committee and has affirmatively determined that (i) each of the members meets the definition of an “independent director” under The Nasdaq Stock Market Rules, (ii) each of the members satisfies the additional independence standards under applicable SEC rules for audit committee service and (iii) each of the members has the ability to read and understand financial statements. In addition, the Board of Directors has determined that Mr. Holmes also qualifies as a financial expert and has the required financial sophistication due to his experience and background, which The Nasdaq Stock Market Rules require of at least one such Audit Committee member.

The Company’s Audit Committee has responsibility for, among other things:
• selecting and reviewing the performance of the Company’s independent auditors and approving, in advance, all engagements and fee arrangements;
• overseeing the Company’s Internal Audit Department;
• reviewing the independence of the Company’s independent auditors;
• reviewing actions by management on recommendations of the independent auditors and internal auditors;
• meeting with management, the internal auditors and the independent auditors to review the effectiveness of the Company’s system of internal controls and internal audit procedures;
• reviewing the Company’s earnings releases and reports filed with the SEC;
• reviewing reports of bank regulatory agencies and monitoring management’s compliance with recommendations contained in those reports; and
• handling such other matters that are specifically delegated to the Audit Committee by the Company’s Board of Directors from time to time.

The Company’s Audit Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Audit Committee is available on the Company’s website at www.ibtx.com.

COMPENSATION COMMITTEE Members: William E. Fair (Chair) G. Stacy Smith J. Webb Jennings, III All members Independent Meetings held in 2021: 6
The Company’s Board of Directors has evaluated the independence of each of the members of the Compensation Committee and has affirmatively determined that each meets the definition of an “independent director” under The Nasdaq Stock Market Rules.

The Board of Directors has determined that each of the members of the Compensation Committee qualifies as a “nonemployee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

None of the directors who served on the Compensation Committee at any time during fiscal year 2021 were officers or employees of the Company or were former officers or employees of the Company. Further, none of the directors who served on the Compensation Committee at any time during fiscal year 2021 has any relationship with the Company requiring disclosure under “Related Person and Certain Other Transactions” below, other than William E. Fair, as described in that section. Finally, no executive officer of the Company serves, or in the past fiscal year has served, as a member of the compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on the Company’s Compensation Committee.

PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 29

PROPOSAL I: ELECTION OF DIRECTORS

In accordance with its charter, the Compensation Committee has the responsibility and authority of establishing the philosophy that underlies the Company’s executive compensation program, for establishing and implementing that program and for reviewing and setting the compensation of each of the Company’s named executive officers and other executive officers. The Company’s Board of Directors has directed the Compensation Committee, in accordance with its charter, to ensure that the Company’s executive compensation program is designed and executed in a manner necessary to reflect the Company’s executive compensation philosophy, to achieve the Company’s goals and objectives and is consistent with regulatory requirements. Specifically, the Compensation Committee has responsibility for, among other things:
• reviewing, monitoring and approving the Company’s overall compensation structure, policies and programs (including benefit plans) and assessing whether the compensation structure establishes appropriate incentives for the Company’s executive officers and other employees and meets the Company’s corporate objectives;
• determining the annual compensation of the Company’s named executive officers as noted in “Our Compensation Program”;
• reviewing the Company’s executive officer compensation program and determining if:
  • such program is appropriately linked to the Company’s short-term and long-term financial and other performance;
  • the interests of the Company’s executive officers are appropriately aligned with the interests of the Company’s shareholders or can be more appropriately aligned through greater equity ownership by the Company’s executive officers and by having a greater proportion of executive officer compensation tied to the Company’s financial and other performance; and
  • the base salaries and incentive compensation opportunities provided to the Company’s executive officers are competitive with those packages offered by other similarly situated and similarly performing financial institutions;
• addressing such other matters relating to the Company’s executive compensation program as it deems appropriate;
• reviewing the compensation decisions made by the Company’s named executive officers with respect to the Company’s other executive officers;
• overseeing the administration of the Company’s equity plans and other incentive compensation plans and programs and preparing recommendations and periodic reports to the Company’s Board of Directors relating to these matters; and
• handling such other matters that are specifically delegated to the Compensation Committee by the Company’s Board of Directors from time to time.

The Company’s Compensation Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Compensation Committee is available on the Company’s website at www.ibtx.com.

From time to time, the Compensation Committee may, by resolution of the Compensation Committee, delegate to one or more other committees of the Board of Directors of the Company separate but concurrent authority, to the extent specified in such resolution, to administer such plans with respect to employees of the Company, its subsidiaries, and consultants who are not subject to the short-swing profit restrictions of Section 16(b) of the Exchange Act.

30 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

PROPOSAL I: ELECTION OF DIRECTORS
CORPORATE GOVERNANCE AND NOMINATING COMMITTEE (“CGNC”) Members: G. Stacy Smith, (Chair) Alicia K. Harrison Donald L. Poarch Michael T. Viola All members Independent Meetings held in 2021: 5
The Company’s Board of Directors has evaluated the independence of each of the members of the CGNC and has affirmatively determined that each meets the definition of an “independent director” under The Nasdaq Stock Market Rules and SEC regulations.

The Company’s CGNC has responsibility for, among other things:
• recommending persons to be selected by the Company’s Board of Directors as nominees for election as directors and to fill any vacancies on the Company’s Board of Directors; provided that if the CGNC is not comprised solely of independent directors under The Nasdaq Stock Market Rules, the CGNC shall make its recommendations to the independent members of the Company’s Board of Directors, who, in turn, shall nominate persons to be selected by the Company’s Board of Directors as nominees for election as directors and to fill any vacancies on the Company’s Board of Directors;
• monitoring the function of the Company’s standing committees and recommending any changes, including the creation or elimination of any committee;
• developing, reviewing and monitoring compliance with the Company’s corporate governance guidelines;
• reviewing and approving all related person transactions for potential conflicts of interest situations on an ongoing basis;
• reviewing annually the composition of the Company’s Board of Directors as a whole and making recommendations; and
• handling such other matters that are specifically delegated to the CGNC by the Company’s Board of Directors from time to time.

The Company’s CGNC has adopted a written charter, which sets forth the committee’s duties and responsibilities.

The charter of the CGNC is available on the Company’s website at www.ibtx.com.

In carrying out its functions, the CGNC has developed the following qualification criteria for all potential nominees for election, including incumbent directors, board nominees and shareholder nominees:

• integrity and high ethical standards in the nominee’s professional life;
• sufficient educational and professional experience, business experience or comparable service on other boards of directors to qualify the nominee for service on the Company’s Board of Directors;
• evidence of leadership and sound judgment in the nominee’s professional life;
• whether the nominee is well recognized in the community and has a demonstrated record of service to the community;
• diversity of viewpoints, background, experience, race, gender, ethnicity and other demographic factors, as more fully set forth in the Board Diversity Policy adopted by the CGNC in 2017;
• a willingness to abide by any published code of conduct or ethics for the Company; and
• a willingness and ability to devote sufficient time to carrying out the duties and responsibilities required as a member of the Company’s Board of Directors.

The CGNC evaluates potential nominees for the Company’s Board of Directors to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and determines whether they are “independent” in accordance with Nasdaq Global Select Market rules and SEC regulations (to ensure that, at all times, at least a majority of the Company’s directors are independent).

Prior to nominating or, if applicable, recommending to the independent members of the Company’s Board of Directors, an existing director for re-election to the Board of Directors, the CGNC will consider and review the following attributes with respect to each existing director:
• attendance and performance at meetings of the Company’s Board of Directors and the committees on which such director serves;

PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 31

PROPOSAL I: ELECTION OF DIRECTORS
• length of service on the Company’s Board of Directors;

• experience, skills and contributions that the existing director brings to the Company’s Board of Directors;
• independence and any conflicts of interest; and
• any significant change in the director’s status, including the attributes considered for initial membership on the Company’s Board of Directors.

Director Nominations

The Company’s Board of Directors does not have a policy with respect to the consideration of any director candidates recommended by shareholders. All candidates timely recommended by shareholders will be considered by the CGNC of the Board of Directors for nomination in light of the attributes specified in this section.

A notice of a shareholder to make a nomination of a person for election as a director of the Company must be made in writing and received by the Corporate Secretary of the Company:
• for the annual meeting of shareholders, not more than one hundred twenty (120) days and not less than ninety (90) days in advance of the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting is called on a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the fifteenth (15) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs; or
• in the event of a special meeting of shareholders, such notice shall be received by the Corporate Secretary not later than the close of business on the fifteenth (15) day following the day on which notice of the meeting is first mailed to shareholders or public disclosure of the date of the special meeting was made, whichever first occurs.

Every such notice by a shareholder must set forth:
• the name and residence address of the shareholder of the Company who intends to make a nomination or bring up any other matter;
• a representation that the shareholder is a holder of the Company’s voting stock (indicating the class and number of shares owned) and intends to appear in person or by proxy at the meeting to make the nomination or bring up the matter specified in the notice;
• with respect to notice of an intent to make a nomination for the election of a person as a director of the Company, a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; and
• with respect to an intent to make a nomination, such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated by the Board of Directors of the Company.

At the meeting of shareholders, the Chairman shall declare out of order and disregard any nomination or other matter not presented in accordance with these requirements.

The shareholder must also submit the nominee’s consent to be elected and to serve. The Board of Directors may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee. Any recommendations in proper form received from shareholders will be evaluated in the same manner that potential nominees recommended by directors or management are evaluated.

32 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

PROPOSAL I: ELECTION OF DIRECTORS
STRATEGIC PLANNING COMMITTEE Members: David R. Brooks (Chair) William E. Fair G. Stacy Smith Paul E. Washington 3 members Independent Meetings held in 2021: 5
The Company’s Board of Directors has evaluated the independence of each of the members of the Strategic Planning Committee and has affirmatively determined that Mr. Fair, Mr. Smith and Mr. Washington meet the definition of an “independent director” under The Nasdaq Stock Market Rules. Mr. Brooks does not meet the definition of “independent director” under The Nasdaq Stock Market Rules because he is a named executive officer of the Company.

The Company’s Strategic Planning Committee has responsibility for, among other things:
• establishing plans for the growth of the Company, including organic growth plans and strategic acquisitions;
• identifying new market areas;
• identifying new management candidates to enhance product and geographic expansion;
• identifying acquisition targets and developing plans to pursue acquisitions of such identified targets; and
• reviewing capital and financing levels, and financial partners, and ensuring continued access to capital and financing.

The Company’s Strategic Planning Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Strategic Planning Committee is available on the Company’s website at www.ibtx.com.

RISK OVERSIGHT COMMITTEE Members: Daniel W. Brooks (Chair) Craig E. Holmes Donald L. Poarch Michael T. Viola 3 members Independent Meetings held in 2021: 4
The Company’s Board of Directors has evaluated the independence of each of the members of the Risk Oversight Committee and has affirmatively determined that Mr. Holmes, Mr. Poarch and Mr. Viola meet the definition of an “independent director” under the Nasdaq Stock Market Rules. Mr. Brooks does not meet the definition of “independent director” under the Nasdaq Stock Market Rules because he is a named executive officer of the Company.

The purpose of the Risk Oversight Committee is to assist the Board of Directors through oversight of the Company’s enterprise-wide risk management process, including the strategies, policies and practices established by management to identify, assess, measure and manage significant risks. The Risk Oversight Committee oversees risk across the entire Company and enhances the understanding of the Company’s overall risk tolerance and enterprise-wide risk management activities and effectiveness. The Risk Oversight Committee reports to the Board of Directors on a quarterly basis.

The Risk Oversight Committee has responsibility for, among other things:
• overseeing the Company’s risk management infrastructure, including annual review and approval of the Enterprise Risk Management Policy, which such policy describes the Company’s risk tolerance and strategies for managing risk in the context of the overall business plan;
• overseeing the Company’s financial risk management, capital management, financial performance and compliance, and corporate development, including annual review and approval of the Company’s Capital Management Policy, and its Comprehensive Strategic Plan, which describe the Company’s capital risk tolerances and strategies for strategic management risk related to capital;
• receiving regular reports from management which:
  I. enable the Risk Oversight Committee to assess the risks involved in the business and how risks are monitored and controlled by management; and
  II. give clear and explicit information on current and forward-looking aspects of risk exposure;
• assessing compliance with the Company’s risk limit structure and policies and procedures relating to risk governance, practices, and risk controls across the enterprise;
• assessing the adequacy of staffing at the Company to ensure the availability of adequate staffing to carry out the objectives of the Enterprise Risk Management Policy, the Capital Management Policy, and the Strategic Plan;
• consulting, as deemed appropriate by the Risk Oversight Committee, with external experts to review information on emerging practices and risks;

PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 33

PROPOSAL I: ELECTION OF DIRECTORS

• assessing Management’s success in communicating the Company’s risk culture to employees, regulators, and shareholders as appropriate;
• preparing reports to the Boards of the Company and the Bank on the overall risk profile of the Company (including risk related to capital management), the Committee’s assessment of management’s programs for managing enterprise risk and capital, and information concerning current and prospective macroeconomic and financial factors that may affect the Company’s financial stability;
• retaining, at its discretion, outside advisors to consider from time to time any other matters that the Risk Oversight Committee believes are required of it in keeping with its responsibilities;
• seeking such assurance as it may deem appropriate that the Company employs a Chief Risk Officer responsible for enterprise risk oversight and management, and which such officer possesses risk management expertise that is commensurate with the Company’s capital structure, risk profile, complexity, activities, size, and other risk-related factors that are appropriate, and that the Chief Risk Officer:
  I. participates in the risk management and oversight process at the highest level on an enterprise-wide basis; and
  II. operates independently from individual business units by reporting administratively to the Chief Executive Officer and functionally to the committee as prescribed by the committee charter; and
• performing any other duties or responsibilities expressly delegated to the Risk Oversight Committee by the Board of Directors from time to time.

The Company’s Risk Oversight Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The charter of the Risk Oversight Committee is available on the Company’s website at www.ibtx.com.

Meetings & Attendance
The table below identifies how many times the Board of Directors of the Company met (including both regularly scheduled, special meetings, and meetings comprised solely of the independent directors), how many times each of the Board’s Committees met, and the perercentage of each director’s attendance at all such meetings for fiscal year 2021. The table also documents Board member participation in the Annual Shareholder Meeting:
Meeting	Total # of Meetings for Fiscal Year 2021	% of Attendance*
Board of Directors	11	97%
Independent Director Meetings	2	100%
Audit Committee	9	100%
CGNC Committee	5	100%
Compensation Committee	6	100%
Risk Oversight Committee	4	100%
Strategic Planning Committee	5	100%
Annual Shareholder Meeting	1	100%
*	Paul Washington did not join the Board until March of 2021.
34 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

PROPOSAL I: ELECTION OF DIRECTORS
Code of Conduct
The Company has a Code of Conduct in place that applies to all of the Company’s directors, officers and employees. The Code of Conduct sets forth the standard of conduct that the Company expects all of the Company’s directors, officers and employees to follow. The Company’s Code of Conduct is available on the Company’s website at www.ibtx.com. The Company expects that any amendments to the Code of Conduct or any waivers of their respective requirements will be disclosed on the Company’s website, as well as any other means required by The Nasdaq Stock Market Rules or the SEC. In addition, the Company’s wholly owned subsidiary, Independent Financial, maintains its own Code of Ethics and Business Conduct that applies to its directors, officers and employees.
Code of Ethics for Financial Professionals
The Company has a Code of Ethics for the Chief Executive Officer and Senior Financial Officers that applies to each of the Company’s senior executive and senior financial officers, including the Company’s Chief Executive Officer and Chief Financial Officer, principal accounting officer and controller, and sets forth specific standards of conduct and ethics that the Company expects from such individuals in addition to those set forth in the Code of Conduct. The Company’s Code of Conduct and the Company’s Code of Ethics for the Chief Executive Officer and Senior Financial Officers is available on the Company’s website at www.ibtx.com. The Company expects that any amendments to the Code of Ethics for the Chief Executive Officer and Senior Financial Officers, or any waivers of their respective requirements, will be disclosed on the Company’s website, as well as any other means required by Nasdaq Stock Market Rules or the SEC.
Corporate Governance Guidelines
The Company has adopted Corporate Governance Guidelines to assist the Company’s Board of Directors in the exercise of its fiduciary duties and responsibilities and to promote the effective functioning of the Board of Directors and its committees. The Company’s Corporate Governance Guidelines are available on the Company’s website at www.ibtx.com.
Compensation Committee Interlocks and Insider Participation
During 2021, no executive officer of the Company served as (1) a member of a compensation committee (or other Board of Directors committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Company’s Compensation Committee, (2) a director of another entity, one of whose executive officers served on the Company’s Compensation Committee, or (3) a member of the compensation committee (or other Board of Directors committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company. In addition, none of the members of the Compensation Committee (a) was an officer or employee of the Company or any of its subsidiaries in 2021, (b) was formerly an officer or employee of the Company or any of its subsidiaries or (c) had any relationship that required disclosure under “Related Person and Certain Other Transactions,” except as is disclosed under such section concerning director William E. Fair.
PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 35

PROPOSAL I: ELECTION OF DIRECTORS
RELATED PERSON AND CERTAIN OTHER TRANSACTIONS
Related Person Transaction Policy
The Company has adopted a formal written policy concerning related party transactions. A related party transaction is a transaction, arrangement or relationship or a series of similar transactions, arrangements or relationships in which the amount involved exceeds $120,000, in which the Company or one of the Company’s consolidated subsidiaries participates (whether or not the Company or the subsidiary is a direct party to the transaction), and in which a director, nominee to become a director, executive officer or employee of the Company or one of the Company’s consolidated subsidiaries or any of his or her immediate family members or any entity that any of them controls or in which any of them has a substantial beneficial ownership interest has a direct or indirect material interest, or in which any person who is the beneficial owner of more than 5% of the Company’s voting securities or a member of the immediate family of such person has a direct or indirect material interest. A copy of the Company’s Related Person Transaction Policy may be found on the Company’s website at www.ibtx.com.
The Company’s policy requires the Company’s CGNC to ensure that the Company maintains an ongoing review process for all related party transactions for potential conflicts of interest and requires that the CGNC pre-approve any such transactions or, if for any reason pre-approval is not obtained, to review, ratify and approve or cause the termination of such transactions. The Company’s CGNC evaluates each related party transaction for the purpose of recommending to the disinterested members of the Company’s Board of Directors whether the transaction is fair, reasonable and permitted to occur under the Company’s policy, and should be pre-approved or ratified and approved by the Company’s Board of Directors. Relevant factors considered relating to any approval or ratification include the benefits of the transaction to the Company, the terms of the transaction and whether the transaction will be or was on an arm’s-length basis and in the ordinary course of the Company’s business, the direct or indirect nature of the related party’s interest in the transaction, the size and expected term of the transaction and other facts and circumstances that bear on the materiality of the related party transaction under applicable law and listing standards. Related party transactions entered into, but not approved or ratified as required by the Company’s policy concerning related party transactions, will be subject to termination by the Company or the relevant subsidiary, if so directed by the Company’s CGNC or the Company’s Board of Directors, taking into account factors they deem appropriate and relevant. Lending and other banking transactions in the ordinary course of business and consistent with the insider loan provisions of Regulation O of the Board of Governors of the Federal Reserve System are not treated as related party transactions under this policy and, instead, these transactions are monitored and approved, if necessary, by Independent Financial’s Board of Directors. In addition, any transaction in which the rates or charges are determined by competitive bids are not subject to approval under the policy.
The Company’s directors, officers, beneficial owners of more than 5% of the Company’s voting securities and their respective associates were customers of and had transactions with the Company in the past, and additional transactions with these persons are expected to take place in the future. All outstanding loans and commitments to lend to these persons were made in the ordinary course of business, were made on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Company or Independent Financial and did not involve more than the normal risk of collectability or present other unfavorable features. All such loans are approved by Independent Financial’ s Board of Directors in accordance with bank regulatory requirements. Similarly, all certificates of deposit and depository relationships with these persons were made in the ordinary course of business and involved substantially the same terms, including interest rates, as those prevailing at the time for comparable depository relationships with persons not related to the Company or Independent Financial.
36 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

PROPOSAL I: ELECTION OF DIRECTORS
Related Person Transactions
The following is a description of certain transactions in which the Company participated in 2021 or is currently proposed and in which one or more of the Company’s directors, executive officers or beneficial holders of more than 5% of the Company’s capital stock, or their immediate family members or entities affiliated with them, had or will have a direct or indirect material interest. Each of these transactions was reviewed and approved in accordance with the Company’s Related Person Transactions Policy, as described above, and determined to be in the best interest of the Company.
IBG Aircraft
IBG Aircraft Company III, a subsidiary of Independent Financial, or IBG Aircraft, owns an airplane. The Company and Independent Financial use the airplane to facilitate the travel of the Company’s and Independent Financial’s executives for corporate purposes related to the Company’s business. Independent Financial uses the aircraft to facilitate the travel of Bank employees to and from the Bank’s locations across Texas and Colorado. Certain of the Company’s named executive officers elect to receive a portion of their cash bonus in the form of personal use of the aircraft. Under this arrangement, the Compensation Committee establishes the cash bonus for named executive officers. Those officers who elect to personally use the aircraft are then charged a rate per flight hour for use of the aircraft (computed on an hourly basis and including fuel, maintenance reserves and other operating costs) as established by an Aviation Committee, a joint working group of the Company’s and Independent Financial’s Boards of Directors comprised of David R. Brooks, William E. Fair and Donald L. Poarch. This amount is then charged against the named executive officers’ bonus amounts, reducing the cash portion of the bonus awarded to those officers. The Compensation Committee and the CGNC have reviewed and approved this arrangement, and the Company believes that this arrangement is in compliance with third party regulations established by bank regulatory agencies.
Branch Lease
Independent Financial leases its Woodway Branch in Waco from Waco Fairbank Realty, Ltd., of which William E. Fair, one of the Company’s directors, is a limited partner. For fiscal year 2021, the Bank has paid $29.00 per square foot, or $158,400 annually. From 2022 through 2026, the Bank will pay $30.60 per square foot plus an amount based upon the increase in consumer price index, or approximately $167,136 annually. The Company believes that this arrangement is at least as favorable to Independent Financial as could have been arranged with unrelated third parties and is in compliance with third party regulations for transactions with directors and their affiliates established by bank regulatory agencies.
Real Estate Purchase
Independent Financial purchased 1.41 acres in Waco, Texas from MMGG Investments, LLC, which is wholly owned by Fair Family Investment Trust, of which William E. Fair, one of the Company’s directors, is a trustee. Independent Financial paid $1.6 million for the real estate, which it intends to use for future branch expansion. The Company believes that this arrangement is at least as favorable to Independent Financial as could have been arranged with unrelated third parties and is in compliance with third party regulations for transactions with directors and their affiliates established by bank regulatory agencies.
Family Health Center On Virginia
The Company has provided $2.7 million in direct support to establish the Family Health Center on Virginia, a Federally Qualified Health Center in McKinney, Texas (“FHCV”). Two of the Company’s employees, James Tippit and Kathryn Perry, serve as directors and officers of the foundation supporting the FHCV.
New Market Tax Credit Syndication Fund
In 2021, the Company also established a New Market Tax Credit Syndication Fund (“NMTCSF”) under the New Market Tax Credit Program (“NMTCP”). The NMTCP is a federal program enacted in 2000 designed to incentivize private capital investment into low-income communities for the purpose of creating an economic stimulus for these targeted communities. To achieve the program’s goal, a NMTCP loan provides subsidized financing by targeting operating businesses, value-add real estate transactions and projects where communities benefit from jobs and greater access to housing and public facilities such as health, education, and childcare. The Company served as investor and source lender on its first project under the NMTCSF, which benefitted the FHCV. Because the first project under the NMTCSF involved the FHCV, the transaction was reviewed and approved in accordance with the Company’s Related Person Transaction Policy.
PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 37

PROPOSAL I: ELECTION OF DIRECTORS
STOCK OWNERSHIP OF DIRECTORS, NOMINEES, EXECUTIVE OFFICERS
AND PRINCIPAL SHAREHOLDERS
The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the Record Date, by (1) directors and named executive officers of the Company, (2) each person who is known by the Company to own beneficially 5% or more of the Company’s common stock and (3) all directors and named executive officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, management of the Company believes that each person has sole voting and dispositive power over the shares indicated as owned by such person.
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage Beneficially Owned(2)
Directors and Executive Officers:
David R. Brooks	656,146(3)	1.5%
Daniel W. Brooks	114,314(4)	*
Michelle S. Hickox	33,646(5)	*
Michael B. Hobbs	35,939	*
James C. White	13,602	*
James P. Tippit	15,103	*
John G. Turpen	5,793	*
Mark S. Haynie	15,775	*
William E. Fair	225,344(6)	*
Alicia K. Harrison	7,399(7)	*
Craig E. Holmes	19,063	*
J. Webb Jennings, III	51,928	*
Donald L. Poarch	143,348(8)	*
G. Stacy Smith	51,971	*
Michael T. Viola	27,762	*
Paul E. Washington	869	*
All Directors and Executive Officers as a Group (16 persons)	1,418,002	3.3%
Principal Shareholders:
Vincent J. Viola	4,443,839	10.4%
BlackRock, Inc.	6,001,989(9)	14.1
The Vanguard Group	4,082,385(10)	9.6
Dimensional Fund Advisors LP	2,378,699(11)	5.6
Capital Research Global Investors	2,466,146(12)	5.8
*	Indicates ownership does not exceed 1%.
(1)
The address of the persons shown in the foregoing table who are beneficial owners of more than 5% of the common stock are as follows: Vincent J. Viola, 7777 Henneman Way, McKinney, Texas 75070; BlackRock, Inc., 55 East 52nd Street, New York, New York 10055; The Vanguard Group, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; Dimensional Fund Advisors LP, Building One, 6300 Bee Cave Road, Austin, Texas 78746, Capital Research Global Investors,333 South Hope Street, 55th Fl, Los Angeles, CA 90071 .

(2)	The percentages are based upon 42,577,534 shares issued and outstanding as of April 8, 2022.
(3)
Of these shares, 55,169 are held of record by David R. Brooks and 60,000 shares are held of record by trusts for his children of which he and his wife are trustees and 540,977 shares are held by Natur Family Limited Partnership, of which Mr. Brooks and his wife are the managing members of its General Partner, Natur GP, LLP. Included in Mr. Brooks total shares are 235,000 shares pledged as security for bank loans.

(4)	Includes 97,000 shares pledged as security for bank loans.
38 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

PROPOSAL I: ELECTION OF DIRECTORS
(5)	Includes 33,293 shares held of record by Michelle S. Hickox and 353 shares held of record by Independent Financial 401(k) Profit Sharing Plan, of which Ms. Hickox is beneficiary.
(6)
Includes 216,697 shares held of record by William E. Fair and 7,547 shares held of record by an IRA of which he is beneficiary, and 1,100 shares held of record by FairTitle, Inc. dba Hatco Investments, of which Mr. Fair is President.

(7)	Includes 2,949 shares held of record by Alicia K. Harrison, 100 shares and 4,350 shares held of record by a revocable living trust and SEP IRA, respectively, of which Ms. Harrison is beneficiary.
(8)
Of these shares, 125,000 shares are held of record by Poarch Family Limited Partnership, of which Mr. Poarch is the President of its General Partner, Donald L. Poarch, Inc., and 18,348 shares are held of record by Donald Poarch.

(9)
According to Schedule 13G/A as filed with the SEC on January 27, 2022, by BlackRock, Inc., on behalf of itself and certain of its subsidiaries. BlackRock, Inc. has sole voting power over 5,918,757 shares, and sole dispositive power over 6,001,989 shares.

(10)
According to Schedule 13G/A filed with the SEC on February 10, 2022, by The Vanguard Group, on behalf of itself and certain of its subsidiaries. The Vanguard Group has shared voting power over 32,910 shares, sole dispositive power over 4,017,616 shares, and shared dispositive power over 64,769 shares.

(11)
According to a Schedule 13G/A filed with the SEC on February 8, 2022, by Dimensional Fund Advisors LP, on behalf of itself and certain of its subsidiaries. Dimensional Fund Advisors LP has sole voting power over 2,332,484 shares, and sole dispositive power over 2,378,699 shares.

(12)
According to Schedule 13G as filed with the SEC on February 11, 2022, by Capital Research Global Investors, on behalf of itself and certain of its subsidiaries. Capital Research Global Investors. has sole voting power and sole dispositive power over 2,466,146 shares.

There are no arrangements currently known to us, the operation of which may at a subsequent date result in a change in control of the Company.
The Company has adopted an Insider Trading Policy and Stock Ownership and Pledging Guidelines, as more thoroughly discussed under “Limitations on Pledging of Shares and Anti-Hedging Guidelines” below.
PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 39

PROPOSAL I: ELECTION OF DIRECTORS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of the outstanding common stock to file reports of ownership and changes in ownership of common stock and other equity securities of the Company with the SEC. Such persons are required by the SEC’s regulations to furnish the Company with copies of all Section 16 forms that they file.
Based solely on its review of the copies of such report forms received by it with respect to fiscal year 2021, the Company believes that all filing requirements applicable to its directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities have been timely complied with in accordance with Section 16(a) of the Exchange Act, except for the following late filings:
•
Filing made by David R. Brooks, Daniel W. Brooks, Michelle S. Hickox, James C. White, James P. Tippit and Mark S. Haynie in connection with the withholding of shares of common stock to satisfy tax withholding obligations on the vesting of previously awarded shares occurring on January 25, 2021 and January 31, 2021. The Form 4s were filed with the SEC on March 25, 2021.

•
Filing made by Michael B. Hobbs in connection with the withholding of shares of common stock to satisfy tax withholding obligations on the vesting of previously awarded shares occurring on January 31, 2021. The Form 4 was filed with the SEC on March 25, 2021.

•
Filing made by Mark S. Haynie in connection with the withholding of shares of common stock to satisfy tax withholding obligations on the vesting of previously awarded shares occurring on March 1, 2021. The Form 4 was filed with the SEC on March 10, 2021 and amended on March 25, 2021.

•
Filing made by James C. White in connection with the withholding of shares of common stock to satisfy tax withholding obligations on the vesting of previously awarded shares occurring on May 16, 2021. The Form 4 was filed with the SEC on January 25, 2022.

•
Filing made by William E. Fair, Alicia K. Harrison, Craig E. Holmes, J. Webb Jennings III, Donald L. Poarch, G. Stacy Smith, Paul E. Washington and Michael T. Viola in connection with common stock granted by the Company to each director as part of their 2021 director compensation on June 3, 2021. The Form 4s were filed with the SEC on June 14, 2021.

•
Filing made by James P. Tippit in connection with the withholding of shares of common stock to satisfy tax withholding obligations on the vesting of previously awarded shares occurring on August 16, 2021. The Form 4 was filed with the SEC on January 25, 2022.

40 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

PROPOSAL I: ELECTION OF DIRECTORS
DIRECTOR COMPENSATION
In 2021, we modified our director compensation program. Our 2020 director compensation program provided for a cash retainer of $55,000 and an award of restricted stock under the 2013 Equity Incentive Plan with a market value of $55,000 to our directors for their service on the Board. Our 2021 director compensation program increased the cash retainer to $65,000 and the award of shares of restricted stock under the 2013 Equity Incentive Plan to a market value of $60,000. We also added a lead director cash retainer of $25,000 to our 2021 director compensation program. The additional cash retainers paid to the chairs of each of the Board committees remained the same, and are as follows: Audit Committee Chair ($15,000); Compensation Committee Chair ($10,000); and CGNC Chair ($5,000). Director compensation continues to be paid in June, consistent with the Company’s prior practice.
The Company’s directors were reimbursed for the reasonable out-of-pocket expenses they incurred in connection with their service as directors, including travel costs to attend the meetings of the Board of Directors and committees. The Company’s directors who were also the Company’s named executed officers did not receive fees or other compensation for their service as directors of the Company. Mr. David R. Brooks and Mr. Daniel W. Brooks, who are directors and executive officers of the Company, do not receive any compensation in their capacity as directors of the Company.
The following table sets forth information regarding 2021 compensation for those of the Company’s directors during 2021 who were not named executive officers of the Company for 2021:
Name	Fees Earned or Paid in Cash(2)	Stock Awards(1)	All Other Compensation	Total
William E. Fair	75,000	60,018	—	135,018
Alicia K. Harrison	65,000	60,018	—	125,018
Craig E. Holmes	80,000	60,018	—	140,018
J. Webb Jennings III	65,000	60,018	—	125,018
Donald L. Poarch	65,000	60,018	—	125,018
G. Stacy Smith	95,000	60,018	—	155,018
Michael T. Viola	65,000	60,018	—	125,018
Paul E. Washington	74,167	69,172		143,339
(1)
Reflects awards granted in 2021 calculated by multiplying the number of shares granted on June 3, 2021 of 754 shares by the value of the stock at the close of market as of the grant date of $79.60, except for Paul E. Washington. Mr. Washington was not appointed to the Board of Directors until March of 2021. Mr. Washington was granted 869 shares, the additional 115 shares being for the prior year prorated equity portion of his director fee.

(2)	Paul E. Washington’s cash payment includes $9,167 for the prior year prorated cash portion of his director fee.
PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 41

Proposal II: Advisory Vote on Executive Compensation (“Say-on-Pay”)
Advisory vote
We are conducting our annual advisory vote to approve our executive compensation for 2021. This advisory vote, commonly referred to as a “Say-on-Pay” vote, is non-binding and advisory. Although this vote is non-binding, the Board of Directors and the Compensation Committee will review and consider the voting results when making future decisions regarding the Company’s executive compensation program.
The Company urges shareholders to read this section of the Proxy Statement in its entirety, which describes in detail how its executive compensation policies and procedures operate and are designed to achieve compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, which provide detailed information on the compensation of the Company’s named executive officers. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the Compensation Discussion and Analysis are effective in achieving its goals and that the compensation of its named executive officers reported in this Proxy Statement has contributed to the Company’s recent and long-term success.
The Company is asking for shareholder approval of the compensation of its named executive officers as disclosed in this Proxy Statement in accordance with SEC rules, which disclosures include the information contained in the Compensation Discussion and Analysis, the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the policies and practices described in this Proxy Statement.
Accordingly, the Company is asking its shareholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2021 Summary Compensation Table and the other related tables and disclosures.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”) (PROPOSAL II).
42 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

PROPOSAL II: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)
Compensation Discussion & Analysis
Overview
The Compensation Committee of the Board of Directors is responsible for making recommendations to the Board of Directors relating to the compensation of the Company’s Chairman of the Board and Chief Executive Officer, the other named executive officers, and the directors. William E. Fair (Chair), J. Webb Jennings, III, and G. Stacy Smith, each of whom the Board of Directors has determined to be an independent director, as defined in The Nasdaq Stock Market Rules and SEC regulations, serve on the Compensation Committee.
This discussion and analysis describes the components of the Company’s compensation program for its named executive officers and describes the basis on which the Compensation Committee made its 2021 compensation determinations with respect to the named executive officers of the Company.
The individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during 2021, as well as the Company’s other most highly compensated executive officers for 2021, are collectively referred to as the Company’s “named executive officers.” The compensation of our named executive officers is discussed below.
Results of 2021 Advisory Vote to Approve Executive Compensation
At the 2021 annual shareholder meeting, over 98% of the votes cast were in favor of our advisory vote on executive compensation for 2020. The Compensation Committee considered this favorable outcome and believed the results conveyed our shareholders’ support of our executive compensation programs. At the Annual Meeting, we will again hold an annual advisory vote to approve executive compensation paid in 2021. The Compensation Committee will continue to consider the results from this year’s and future advisory votes on executive compensation.
Executive Summary
2021 Performance
Even though the pandemic continued to present challenges through 2021, the Company recorded another year of solid performance. For the year ended December 31, 2021, the Company reported net income of $224.8 million, or $5.21 per diluted share, compared to $201.2 million, or $4.67 per diluted share, for the year ended December 31, 2020, representing an 11.7% year-over-year increase in reported net income.
Highlights of the Company’s performance for fiscal year 2021 include:
•	Organic loans held for investment growth of 6.7%, excluding mortgage warehouse and Paycheck Protection Program loans;
•	Continued solid credit metrics with nonperforming assets of 0.31% of total assets, and net-charge offs of 0.06% of average loans;
•
Returned capital to shareholders by increasing our dividend in three consecutive quarters for a total annual dividend of $1.32 per share, and by repurchasing $29.2 million of Company stock through the repurchase program; and

•	Strong capital levels with total capital ratio of 13.67% and leverage ratio of 8.80%.
PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 43

PROPOSAL II: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)
Sound Compensation Practices
Our executive compensation program incorporates many strong governance features, including the following:
What We Do		What We Don’t Do
✔	A significant portion of executive compensations is tied to performance through annual and long-term incentives with multiple performance measures.	✘	We do not allow executive officers to engage in hedging transactions, and the pledging of Company stock is restricted.
✔	We require meaningful share ownership by directors and executive officers.	✘	We no longer have single-trigger accelerated vesting of equity awards upon a change-in-control of the Company.
✔	We maintain a clawback policy for incentive compensation.	✘	We do not provide excessive perquisites.
✔	We have retained an independent compensation consultant that provides no other services to the Company.	✘	We do not pay dividends on any performance stock units unless and until the performance units are earned and vest.
Total Direct Compensation Pay Mix(1)

(1)
Mr. John G. Turpen joined the Company July 26, 2021 on a part-time basis at a salary of $212,500. On September 16, 2021, he assumed his role full-time and his salary increased to $425,000. The Other NEO target total direct compensation pay mix has been calculated using his non-prorated target compensation as of September 16, 2021.

Compensation Philosophy and Objectives
The Company compensates the Company’s named executive officers through a mix of base salary, cash incentive bonuses, equity grants and other benefits. The Company believes the current mix of these compensation elements and the amounts of each element provide the Company’s named executive officers with compensation that is reasonable and competitive within the Company’s markets, and also appropriately reflects the Company’s performance and the officer’s particular contributions to that performance, and takes into account applicable regulatory guidelines and requirements.
The Compensation Committee’s philosophy is to provide a compensation package that attracts and retains executive talent, rewards superior performance and produces consequences for underperformance. It is also the Compensation Committee’s practice to provide a balanced mix of cash and equity-based compensation that the Compensation Committee believes appropriate to mitigate risk and align the short-term and long-term interests of the Company’s executives with that of the Company’s shareholders and to encourage executives to participate and perform as equity owners of the Company.
The Company believes that in order to attract and retain the quality of executive talent necessary to achieve its long-term strategic business goals, the Company must offer a competitive compensation package to its executives. The Compensation Committee seeks to attract executive talent by offering competitive base salaries, annual performance incentive opportunities, and long-term awards under the Company’s long-term incentive programs (including equity grants under the Company’s equity incentive plan). When considering pay decisions for its named
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executive officers, the Company generally evaluates pay relative to the median of market data while also considering the executive’s scope of responsibilities, skills and experience, overall Company performance and the Board of Directors’ evaluation of the executive’s individual performance.
The Company believes the design of its compensation programs and the amounts paid have been and continue to be appropriate and reasonable. The Company continually reviews its programs to ensure they are aligned with the Company’s business objectives and shareholder interests.
Our Compensation Program
Our compensation program establishes market-based target total direct compensation opportunities for each executive, with actual payouts dependent on performance. The Compensation Committee establishes a base salary and target incentive amount for each executive and then determines the actual incentive awards based on performance relative to established performance goals. Incentives are paid in a combination of immediate cash and deferred equity, and the equity awards delivered for 2021 performance were delivered in February 2022 through a combination of Performance Stock Units (“PSUs”) and Restricted Stock Awards (“RSAs”).

Elements of Total Direct Compensation
The following is a summary of the elements of total direct compensation provided to our named executive officers.
Element	Description	Considerations and Rationale
Salary
Base Salary	•Fixed element of compensation	•Compensate executives competitively for the experience and skills needed to perform their current roles commensurate with their professional status, accomplishments and experience
Incentives (awarded in February 2022 based on 2021 performance)
Cash Bonus	•Variable amount paid as an immediate cash award based on performance relative to annual goals	•Provide an immediate incentive to recognize and reward executives who contribute meaningfully to the Company’s performance for the year
PSUs(1)
•Equity award where the number of shares that are ultimately earned after the 3-year performance period will vary based on performance
•Performance is determined based on our Adjusted Return on Average Tangible Common Equity (ROTCE)(2) relative to our peers
– 75th percentile or greater: 150% payout
– 50th percentile: 100% payout
– 25th percentile: 50% payout
– Less than 25th percentile: 0% payout
– Payouts are interpolated for results between the 25th and 75th percentile

•Ensures the value of the incentive ultimately earned by our executives is aligned with our long-term performance relative to our peers
•ROTCE incorporates both our earnings and capital management and is a focus of our shareholders
•Encourages retention given that vesting is also dependent on continued service(3)

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Element	Description	Considerations and Rationale
RSAs(1)	•Equity award that vests ratably in three annual installments	•Enhances alignment with shareholders •Encourages retention given that vesting is also dependent on continued service(3)
(1) Granted under our 2013 Equity Incentive Plan.
(2) Average adjusted income (as adjusted for taxes and extraordinary items, less net income attributable to non-controlling interest, gain on the sale of held to maturity and available for sale securities, amortization of intangibles, goodwill and nonrecurring items) as a percentage of average tangible common equity.

(3) Awards are also eligible to vest, subject to the execution of a release of claims, upon an earlier termination without cause, for good reason or due to death or disability.
2021 Total Direct Compensation Targets
In December 2020, the Compensation Committee established base salaries and target incentive opportunities for each of the Company’s named executive officers in 2021. In setting these target compensation levels, the Compensation Committee relies on external market data obtained from its compensation consultant. The Compensation Committee also considers additional factors including:
•	each named executive officer’s scope of responsibility;
•	each named executive officer’s years of experience;
•
the Company’s financial performance and performance with respect to other aspects of the Company’s operations, such as the Company’s growth, asset quality, profitability and other matters, including the status of the Company’s relationship with banking regulatory agencies; and

•	each named executive officer’s individual performance and contributions to the Company’s performance, including leadership, team work and community service.
Following its review, the Compensation Committee determines annual base salaries and target incentives for the named executive officers, and then recommends to the Board (in executive session with only independent directors present) for its confirmation of the Compensation Committee’s determination. The table below outlines the targets established for each named executive officer for 2021:
		2021 Target Incentive
Executive	2021 Base Salary	% of salary	$ value	Cash	Equity	Total Target Direct Compensation
David R. Brooks	$825,000	260%	$2,145,000	$907,500	$1,237,500	$2,970,000
Michelle S. Hickox	440,000	150%	660,000	308,000	352,000	1,100,000
Daniel W. Brooks	500,000	175%	875,000	375,000	500,000	1,375,000
Michael B. Hobbs	550,000	185%	1,017,500	412,500	605,000	1,567,500
John G. Turpen(1)	425,000	150%	$637,500	301,750	335,750	1,062,500
(1)
Mr. John G. Turpen joined the Company on July 26, 2021 on a part-time basis with salary of $212,500. Mr. Turpen assumed his role full-time on September 16, 2021, and his salary increased to $425,000 at such time. The table above represents his non-prorated target compensation as of September 16, 2021. His pro-rated target incentive compensation based upon actual salary earned was $231,818 ($109,727 in cash; $122,091 in equity), resulting in pro-rated Total Target Direct Compensation of $386,363.

2021 Incentive Decisions
In early 2021, the Committee established an incentive structure consistent with that utilized in 2020, including a formulaic component based on preset performance goals and ranges for Adjusted (Non-GAAP) EPS, Adjusted (Non-GAAP) Efficiency Ratio and Non-Performing Assets, as well as a qualitative review of corporate and individual performance. Based on actual performance during the year, the incentive plan is structured to allow for a payout of between 0% to 150% of target for each executive.
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The following table outlines the performance goals and actual results of key financial measures included in the Compensation Committee’s review of performance:
Performance Measure	Weighting	Threshold	Target	Maximum	Actual	Earned%
Earnings per Share - Adjusted(1)	60%	$4.40	$4.87	$5.25	$5.24	147%
Efficiency Ratio - Adjusted(2)	20%	50.0%	48.0%	46.0%	51.01%(3)	0%
Non-Performing Assets/Total Assets	20%	1.00%	0.50%	0.10%	0.31%	122%
Weighted Percentage of Target Bonus Earned						112.6%
(1)
Non-GAAP measure. Adjusted for extraordinary items such as gain/loss on sale of loans, OREO, securities, and premises and equipment; recoveries on loans charged off prior to an acquisition; OREO and other asset impairment; COVID-19 related and acquisition expenses.

(2)	Non-GAAP measure. Adjusted for amortization of core deposit intangibles and extraordinary items such as noted in (1).
(3)
Represents an average of the prior four quarter efficiency ratios, which was utilized by the Compensation Committee in January of 2022 to review 2021 performance. The efficiency ratio-adjusted for calendar year 2021 was 51.04%.

In addition to these performance results, the Compensation Committee also considers additional factors including:
•	the Company’s overall performance in executing the Company’s key strategic initiatives;
•	the overall financial soundness of the Company (asset quality, risk controls, balance sheet/capital management);
•	the Company’s organic growth and growth through strategic acquisitions;
•	the Company’s profitability (earnings growth and operating efficiencies);
•	the executive’s role in the Company’s achievement of target percentage increases in growth and profitability;
•
the executive’s role in specific strategic and operational functions, such as successful implementation of the Company’s acquisition strategy, overall management of financial reporting, and supervision of the Company’s credit function;

•	the personal performance of the executive officer and contributions to the Company’s performance for the year, including leadership, team work and community service; and
•	market data on peer performance and compensation levels.
The Compensation Committee also took into consideration the impact of credit loss provision releases and government programs on the Company’s financial results, as well as the performance of the Company’s stock price throughout the year.
Based on its review of Company and individual performance, the Compensation Committee awarded incentive compensation between 85% and 95% of target for performance during fiscal year 2021, which was paid in 2022. The following table outlines the incentives paid to each executive through a combination of cash and deferred equity compensation based on the preset mix established for each executive at the beginning of the year.
Executive	Target Incentive	Total Actual Incentive	Actual Cash	Actual RSAs(1)	Actual PSUs(1)
David R. Brooks	$2,145,000	$1,823,250	$771,375	$525,937	$525,937
Michelle S. Hickox	$660,000	$561,000	$261,800	$149,600	$149,600
Daniel W. Brooks	$875,000	$743,750	$318,750	$212,500	$212,500
Michael B. Hobbs	$1,017,500	$966,625	$391,875	$287,375	$287,375
John G. Turpen(2)	$ 231,818	$222,759	$105,439	$117,320	$117,320
(1)	RSAs and PSUs for 2021 performance were granted on February 24, 2022 based on a market price of $73.94 as of the grant date.
(2)
Mr. Turpen’s target and actual incentives are prorated in accordance with the terms of his employment agreement. Mr. Turpen joined the Company effective July 26, 2021. Per his employment agreement with the Company, his actual and target incentive was prorated based upon the number of days he was employed by the Company based on start date of July 26, 2021, divided by 365. Mr. Turpen also received a $140,000 cash payment and 10,000 shares of common stock, split evenly between RSAs and PSUs as a sign-on bonus (collectively, the “Sign-On Bonus”). The Sign-On Bonus is not reflected in the Total Actual

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Incentive, Actual RSA and Actual PSU columns above. The Sign-On Bonus is reflected in the Summary Compensation and Grants of Plan-Based Awards tables that follow. The terms of Mr. Turpen’s employment agreement with the Company are discussed in greater detail below under “Executive Employment Agreements, Change in Control Agreements, and Restrictive Covenants.”
Benefits and Perquisites
The Company’s named executive officers are eligible to participate in the same benefit plans designed for all of the Company’s full-time employees, including health, dental, vision, disability and basic group life insurance coverage. The Company does not provide the named executive officers with any health and welfare benefits that are not generally available to its other employees. The Company also provides its employees, including its named executive officers, with a 401(k) plan to assist its employees, including its named executive officers, in planning for retirement and securing appropriate levels of income during retirement. The purpose of the Company’s employee benefit plans is to help the Company attract and retain quality employees, including executives, by offering benefit plans similar to those typically offered by the Company’s competitors. Benefits and perquisites paid in 2021 to named executive officers did not exceed $25,000, except for country club initiation fees and dues for Mr. Michael Hobbs in the amount of $80,945.
Independent Financial 401(k) Profit Sharing Plan
The Independent Financial 401(k) Profit Sharing Plan, or the 401(k) Plan, is designed to provide retirement benefits to all eligible full-time and part-time employees of the Company and Independent Financial. The 401(k) Plan provides employees the opportunity to save for retirement on a tax-favored basis. The Company’s named executive officers, all of whom were eligible to participate in the 401(k) Plan may elect to participate in the 401(k) Plan on the same basis as all other employees. Employees, including the named executive officers, may defer from 1% to 100% of their compensation to the 401(k) Plan up to the applicable Internal Revenue Service limit. The Company matches 100% of a named executive officer or employee’s annual contribution to the 401(k) Plan up to a total of 6% per annum of the named executive officer or employee’s eligible salary. The Company makes its matching contributions in cash, and that contribution is invested according to the employee’s current investment allocation. The 401(k) Plan permits investments in Company common stock.
The Company does not maintain any defined benefit plan, actuarial benefit plan, supplemental executive retirement plan or deferred compensation plan for the Company’s named executive officers or any other employees. Moreover, the Company has no plan, agreement and other arrangement with any of the Company’s named executive officers relating to the payments of any amounts upon the retirement of such named executive officer from employment with the Company.
Insurance Premiums
The Company’s wholly owned subsidiary, Independent Financial, maintains bank-owned life insurance policies with respect to certain of the Company’s named executive officers. Although Independent Financial is the named beneficiary of each of those policies, the Company has agreed with each of those named executive officers that if the officer dies while employed by Independent Financial, the Company will pay such named executive officer’s estate an amount equal to the amount of that officer’s base salary for the year in which his or her death occurs out of the benefits Independent Financial receives under such policy.
2022 Compensation Decisions
In January 2022, the Committee conducted its annual review of target compensation opportunities and made the following adjustments based on the relevant market data and each individual’s responsibilities and performance:
•	Base salaries: Mr. David Brooks: $850,000; Ms. Hickox $450,000; Mr. Daniel Brooks $515,000; Mr. Hobbs $565,000; and Mr. Turpen $440,000
•	2022 target incentives (total target cash and equity awards as a % of salary): No changes were made to 2022 target incentive percentages.
•	Incentives: No changes were made to the metrics and structure of the incentive program for 2022, including the mix of time-based and performance-based equity for 2022 incentive payouts.
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Executive Employment Agreements, Change in Control Agreements, and Restrictive Covenants
The Company does not have employment agreements with any of the Company’s named executive officers, with the exception of Mr. John G. Turpen, Executive Vice President and Chief Risk Officer. The named executive officers of the Company identified herein are employees “at will” of the Company. The compensation that the Company pays to its named executive officers is determined by the Compensation Committee’s recommendation and confirmed by the independent directors of the Board.
Mr. Turpen’s employment agreement with the Company took effect July 26, 2021 and is for an initial three-year term. The agreement automatically renews every year thereafter, unless terminated by the Company at least ninety (90) days prior to the renewal date. The agreement provides for a sign-on cash bonus of $140,000, with the Company reserving the right to clawback the full amount of the sign-on cash bonus in the event Mr. Turpen’s position is terminated within the first year of his employment. The agreement also provides for the award of 10,000 shares of the Company’s stock, split evenly between RSAs, with a four year vesting schedule, and PSUs. Under the agreement, Mr. Turpen received a salary of $212,500 from the effective date through September 15, 2021, when his employment status was part-time. Upon assuming his role full-time on September 16, 2021, the agreement provides for a salary of at least $425,000 per annum and that he is eligible to receive an annual incentive bonus if he and the Company attain pre-established performance goals for the year in question. The annual bonus amount is determined by the Company’s Board of Directors based on its review of the extent to which the annual performance goals have been attained. The agreement further provides that the target amount of the annual bonus for fiscal year 2021 is 150% of Mr. Turpen’s annual base salary, with any bonus paid out 47.5% in cash and 52.5% in equity awards, split evenly between RSAs and PSUs that will vest three years after the restricted shares are awarded. Under the agreement, for fiscal year 2021, the amount of the bonus awarded to Mr. Turpen has been prorated based on the number of days Mr. Turpen was employed by the Company based upon start date of July 26, 2021, divided by 365.
The Company has entered into Change in Control Agreements with each of its named executive officers. Among other things, the agreements provide for cash severance upon qualified termination in connection with a change in control. The Company believes the Change in Control Agreements, which are a common practice among the Company’s peers, are necessary to ensure the continued focus of its executives on making the appropriate strategic decisions for the Company that maximize shareholder value, even if the decision involves a change in control and professional risk for the executives. Further details of the agreements are discussed under the “Potential Payments Upon Termination or Change in Control” section below.
The Company issues its RSAs and PSUs to its named executive officers through award agreements that include non-competition and non-solicitation covenants. Each such agreement provides that the award recipient will not compete with the Company or Independent Financial for at least a three month period following the termination of the named executive officer’s employment with the Company or Independent Financial. Competition for such purpose is defined to include a named executive officer acting as an officer, director, manager or employee of, or a consultant to, any bank holding company, bank or other financial institution conducting banking operations in the Company’s or Independent Financial’s market areas. The named executive officers also agree not to solicit other employees or customers of the Company or Independent Financial for one year following the termination of their employment with the Company or Independent Financial.
Compensation Process, Policies and Practices
Risk Considerations
The Company’s compensation practices are regularly examined as part of the Company’s risk management framework and are evaluated in context with accepted best practices in the industry.
The Compensation Committee and the Board of Directors have reviewed the compensation policies and practices for all employees and do not believe that any risks arise from the Company’s compensation policies and practices for the Company’s executive officers and other employees that are reasonably likely to have a material adverse effect on the Company’s operations, results of operations or financial condition.
Role of the Compensation Committee and Executives in Establishing Compensation
The Compensation Committee, either as a committee or together with the other independent directors of the Company, makes all recommendations to the Board of Directors with respect to the compensation of the Company’s executive officers, including the named executive officers, which the Board of Directors then reviews and, if satisfactory, ratifies. The Chairman of the Board and Chief Executive Officer provides input regarding the performance of the other named executive officers and makes recommendations for compensation amounts payable
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to the other named executive officers. The Compensation Committee evaluates the Chairman of the Board and Chief Executive Officer performance in light of the Company’s goals and objectives relevant to his compensation. The Chairman of the Board and Chief Executive Officer is not involved with any aspect of determining his own pay.
When reviewing named executive officer compensation, the Compensation Committee and the Board of Directors review all elements of current and historic compensation for each named executive officer. The Compensation Committee also makes recommendations to the Board of Directors as to all stock grants to the named executive officers made pursuant to the Company’s equity incentive plan.
Role of the Compensation Consultant
In 2021, the Compensation Committee continued to retain Meridian Compensation Partners (“Meridian”) as its ongoing compensation consultant. Meridian is a highly-respected compensation consultant that provides a wide spectrum of compensation consulting and corporate governance services. The firm brings a deep knowledge of the Company’s peers and best practices in compensation and governance. Meridian was engaged directly by the Compensation Committee and proactively informs the Company about relevant emerging issues. The Compensation Committee reviewed Meridian’s independence, including the factors specified in the NASDAQ listing standards, and believes that Meridian is independent and that no conflict of interest exists.
Compensation Peer Group
The Compensation Committee evaluates the Company’s named executive officer compensation levels with comparable compensation levels for a peer group of comparable banks based on asset size, geography and operations. The Compensation Committee updated the peer group in 2020 following a review provided by Meridian. The following peer group was used in connection with setting 2021 compensation levels.
2021 Peer Group
Ameris Bancorp	Hilltop Holdings
Atlantic Union Bankshares Corp	Old National Bancorp
BancorpSouth Bank	Pinnacle Financial Partners
Bank OZK	Prosperity Bancshares
Cadence Bancorporation	Renasant Corporation
Cullen/Frost Bankers	South State Corporation
First Financial Bancorp	Texas Capital Bancshares
First Financial Bankshares	Trustmark Corporation
First Merchants Corporation	United Bankshares
Glacier Bancorp	United Community Bank
Heartland Financial USA	Veritex Holdings, Inc.
Stock Ownership and Pledging Guidelines
Directors and executive officers are each subject to Stock Ownership & Pledging Guidelines (the “Guidelines”). The purpose of the Guidelines is to enhance director and executive officer focus on the long-term success of the Company and on the creation of shareholder value by requiring directors and executive officers to be long-term holders of the Company’s common stock. The CGNC is responsible for monitoring compliance with the Guidelines on an annual basis.
The Stock Ownership and Pledging Guidelines apply to the Chief Executive Officer, the Company’s executive officers (“Executive Officers”), and the non-employee directors of the Company. The aforementioned individuals are required to own shares of the Company’s common stock with an aggregate value equal to the amounts set forth in the following table:
Title	Required Common Stock Ownership
Chief Executive Officer	5x base salary
Other Executive Officers	3x base salary
Non-Employee Directors	3x annual cash retainer
For the purposes of determining share ownership, the following may be used:
•	Shares owned outright by the Executive Officer or Director and his or her immediate family members residing in the same household;
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•	Shares credited to the Executive Officer’s or Director’s account under the Independent Financial 401(k) Profit Sharing Plan;
•	Shares held in trust for the benefit of the Executive Officer or Director;
•	Shares acquired upon net exercise of vested stock options; and,
•	Unvested shares of restricted Company common stock or restricted stock units held by the Executive Officer or Director.
The determination of whether an individual meets the applicable Guidelines will be made as of the last day of the preceding fiscal year by using the average closing price of the Company’s common stock on The Nasdaq Global Select Market for the prior sixty “trading days.”
The Executive Officers and Directors are expected to meet the applicable target multiple within five (5) years after the effective date of these Guidelines (January 24, 2024) or the date the applicable individual first becomes subject to it, and they are expected to continuously own sufficient shares to meet the Guidelines once attained. If an individual falls below the applicable Guideline due solely to a decline in the value of the common stock, the individual will not be required to acquire additional shares to meet the Guideline, but he or she will be required to retain all shares then held (except for shares withheld to pay withholding taxes or the exercise price of options) until such time as the individual again attains the target multiple.
Limitations on Pledging of Shares and Anti-Hedging Guidelines
The Guidelines also provide that Executive Officers and Directors may only pledge shares of the Company’s common stock that are in excess of the amount required to be owned pursuant to these Guidelines; provided, that any pledge of shares that fails to comply with this requirement and which existed prior to the date of adoption of the Guidelines will be exempt from this requirement. The Company believes that the pledging of shares in excess of the minimum required ownership thresholds by directors and executive officers does not present undue risk to the Company or its shareholders. Further, the Guidelines prohibit directors and executive officers from hedging transactions in the Company’s shares such as puts, calls, prepaid variable forwards, equity swaps, collars and other derivative securities on an exchange or in any other organized market. Directors and executive officers also may not engage in short sales of the Company’s shares, meaning sales of shares that are not owned at the time of sale. The Company’s Guidelines also prohibit directors and executive officers from holding shares of Company common stock in a margin account. The prohibition recognizes the risk that directors or executives may be forced to sell shares to meet a margin call, which could negatively impact the Company’s stock price and may violate insider trading laws and policies.
In addition to the Guidelines, the Company’s Insider Trading Policy prohibits all employees, including directors and executives, from engaging in transactions that hedge the economic risk of owning shares of Company common stock.
Clawback Policy
The Board of Directors maintains a Clawback Policy, which applies to incentive compensation payable to executive officers from January 1, 2019 with respect to performance periods beginning January 1, 2019 and all such future incentive compensation. Under this policy, the Board, based upon the recommendation of the Compensation Committee, may pursue forfeiture or repayment of incentive compensation if the Company is required to prepare an accounting restatement due to material noncompliance of the Company with any financial reporting requirement under applicable securities laws, or if an executive commits an act of fraud or intentional misconduct.
Tax Considerations
Section 162(m) of the Internal Revenue Code generally limits a public company’s corporate income tax deduction for compensation to $1,000,000 per year for certain executives. As a result, compensation paid to our named executive officers in excess of $1,000,000 may not be deductible for federal tax purposes. While tax deductibility is one of several factors that the Compensation Committee may consider in determining compensation, it reserves the flexibility to design and maintain executive compensation arrangements that it believes are competitive and will best attract and retain executive talent, and thereby advance the interests of the Company and its shareholders, even if such compensation is not deductible by the Company for federal tax purposes.
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Board of Directors Compensation Committee Report on
Executive Compensation
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act that might incorporate the information in this Proxy Statement or future filings with the SEC, in whole or in part, the following report of the Compensation Committee shall not be deemed to be incorporated by reference into any such filing.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
William E. Fair (Chair)
J. Webb Jennings, III
G. Stacy Smith
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Summary Compensation Information
The following table sets forth information regarding the compensation paid to each of the Company’s named executive officers for 2021, 2020, and 2019.
Name and Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Nonequity Incentive Plan Compensation(2)	All Other Compensation(4)	Total
David R. Brooks, Chairman and Chief Executive Officer	2021	$823,958	$—	$1,049,717	$771,375	$83,696	$2,728,746
	2020	798,542	—	2,684,767	738,720	76,160	4,298,189
	2019	765,000	—	804,262	701,926	72,197	2,343,385
Michelle S. Hickox, Executive Vice President and Chief Financial Officer	2021	438,750	—	281,235	261,800	53,705	1,035,490
	2020	408,542	—	1,102,113	261,170	38,845	1,810,670
	2019	375,000	—	125,669	285,066	30,614	816,349
Daniel W. Brooks, Vice Chairman	2021	498,542	—	386,870	318,750	61,157	1,265,319
	2020	464,375	100,000	1,235,959	338,520	55,146	2,194,000
	2019	450,000	—	231,229	321,143	44,627	1,046,999
Michael B. Hobbs(5) President and Chief Operating Officer	2021	492,083	—	286,241	391,875	172,773	1,342,972
	2020	415,942	—	975,645	286,230	214,154	1,891,971
	2019	—	—	—	—	—	—
John G. Turpen(7) Executive Vice President and Chief Risk Officer	2021	154,545	140,000	693,400(6)	105,439	25,869	1,119,253
	2020	—	—	—	—	—	—
	2019	—	—	—	—	—	—
(1)	The amounts shown in this column represent salaries earned during the fiscal year shown.
(2)
The amounts of bonuses and non-equity incentive plan compensation for each year shown were cash bonuses earned for that year, but that were paid in the following fiscal year. In 2020, Mr. Daniel Brooks received an additional $100,000 cash incentive in recognition of his outstanding efforts and leadership over the Company’s Paycheck Protection Program. The 2021 bonus paid to Mr. John Turpen was his cash Sign-On Bonus.

(3)
The amounts shown reflect RSAs and PSUs for each year awarded based upon the executive officer’s performance for the prior year. In 2020, the Company awarded Strategic Re-Design Incentive Awards (as further discussed in the Company’s 2020 and 2021 Proxy Statements), which were awarded on July 3, 2020 in the form of both RSAs and PSUs. The market value of the RSAs presented for 2021, 2020 and 2019, are based on the market value of the Company’s common stock on the date of the grant, which was $69.34 on August 2, 2021, $62.58 on January 28, 2021, $38.29 on July 3, 2020, $53.52 on January 31, 2020, and $52.78 on January 25, 2019. The 2021 and 2020 totals also include the value of the PSUs assuming the target level of achievement, based upon the market value of the Company’s common stock on the date of grant, which was $62.58 and $38.29, respectively. The grant date market value of the PSUs assuming the highest level of achievement is as follows: Mr. David Brooks - $787,288, Ms. Michelle Hickox - $210,926, Mr. Daniel Brooks - $290,152, Mr. Michael Hobbs - $214,681, and Mr. Turpen -$520,050.

(4)	All other compensation consists of the following for 2021:
	401(k) contributions paid by the Company	Membership dues	Payments related to gross up of taxes*	Insurance Premiums paid by the Company	Dividends on unvested restricted stock	Auto Allowance	Incidental Benefits (phone allowance, gym subsidy, birthday & holiday bonus)
David R. Brooks	$15,091	—	$162	$14,508	$53,685	—	$250
Michelle S. Hickox	21,553	—	80	9,741	20,881	—	1,450
Daniel W. Brooks	20,750	—	88	14,508	24,961	—	850
Michael B. Hobbs	20,500	80,945	10,438	21,715	25,725	12,000	1,450
John G. Turpen	6,375	6,251	80	8,890	3,500	—	773
*
Includes for all named executive officers, payments (all less than $10,000, except for Mr. Hobbs, which was $10,358) for employee portion of social security and Medicare taxes related to the vesting of RSAs under a legacy program, which was discontinued in 2021, and payments of immaterial amounts related to incidental benefits.

(5)	Mr. Hobbs did not become an executive officer until January of 2020. Therefore, his 2019 compensation is not reported.
(6)
Represents the grant-date value of 5,000 shares each in the form of both RSAs and PSUs with a market value of $69.34 granted on August 2, 2021, in connection with Mr. Turpen’s hiring. The value of the PSUs assumes the target level of achievement.

(7)	Mr. Turpen did not join the Company until July of 2021. Therefore, he does not have 2019 or 2020 compensation to report.
PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 53

PROPOSAL II: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)
GRANTS OF PLAN-BASED AWARDS
The Compensation Committee grants Restricted Stock Awards periodically. In 2021, restricted stock grants encompassing 21,012 shares of the Company’s common stock under the Equity Incentive Plan were granted to certain named executive officers.
The table below sets forth the cash portion of 2021 incentive compensation opportunity for each named executive officer as well as the equity grants awarded to each named executive officer in 2021 based on 2020 performance, with the exception of John G. Turpen, who joined the Company on July 26, 2021 :
			Estimated future payout under nonequity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(2)			All other stock awards: Number of shares of stock or units (#)(3)	All other option awards: Number of securities underlying options (#)	Exercise Price or base price of option awards ($/sh)	Grant date fair value of stock and option awards ($)(4)
	Plan	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
David R. Brooks	Restricted Stock	January 28, 2021	$—	$—	$—	—	—	—	8,387	—	—	$524,858
	Performance Stock	January 28, 2021	—	—	—	4,194	8,387	12,581	—	—	—	524,858
	Annual Incentive	—	—	907,500	1,361,250	—	—	—	—	—	—	—
Michelle S. Hickox	Restricted Stock	January 28, 2021	—	—	—	—	—	—	2,247	—	—	140,617
	Performance Stock	January 28, 2021	—	—	—	1,124	2,247	3,371	—	—	—	140,617
	Annual Incentive	—	—	308,000	462,000	—	—	—	—	—	—	—
Daniel W. Brooks	Restricted Stock	January 28, 2021	—	—	—	—	—	—	3,091	—	—	193,435
	Performance Stock	January 28, 2021		—	—	1,546	3,091	4,637	—	—	—	193,435
	Annual Incentive	—	—	375,000	562,500	—	—	—	—	—	—	—
Michael B. Hobbs	Restricted Stock	January 28, 2021	—	—	—	—	—	—	2,287	—	—	143,120
	Performance Stock	January 28, 2021	—	—	—	1,144	2,287	3,431	—	—	—	143,120
	Annual Incentive	—	—	412,500	618,750	—	—	—	—	—	—	—
John G. Turpen	Restricted Stock(5)	August 2, 2021	—	—	—	—	—	—	5,000	—	—	346,700
	Performance Stock(5)	August 2, 2021	—	—	—	2,500	5,000	7,500	—	—	—	346,700
	Annual Incentive(6)	—	—	301,750	452,625	—	—	—	—	—	—	—
(1)	Represents the cash portion at target and maximum of the total incentive opportunity approved for each named executive officer for 2021 performance.
(2)	Represents performance awards under the Equity Incentive Plan based on achieving set performance criteria.
(3)	The January 28, 2021 RSA vests equally over a three year period. The August 2, 2021 restricted award vests equally over a four year period.
(4)
Calculated by multiplying the RSAs by the grant date market value of $62.58 on January 28, 2021 and $69.34 on August 2, 2021. The value of the PSUs assumes the target level of achievement and is based upon the market value of the Company’s common stock on the date of grant. The grant date market value of the PSUs assuming the highest level of achievement is as follows: Mr. David Brooks -$787,288, Ms. Michelle Hickox - $210,926, Mr. Daniel Brooks - $290,152, Mr. Michael Hobbs - $214,681, and Mr. Turpen -$520,050.

(5)	Represents the equity portion of the Sign-On Bonus received by Mr. Turpen.
(6)
Mr. John G. Turpen joined the Company on July 26, 2021 on a part-time basis with salary of $212,500. Mr. Turpen assumed his role full-time on September 16, 2021, and his salary increased to $425,000 at such time. Per his employment agreement with

54 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

PROPOSAL II: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)
the Company, cash incentive was prorated based upon the number of days he was employed by the Company based on start date of July 26, 2021, divided by 365. The table above represents his non-prorated cash portion as of September 16, 2021. His pro-rated target incentive based upon actual salary was $109,727 and pro-rated maximum incentive was $164,591.
outstanding equity awards at fiscal year-end
The following table provides information regarding outstanding unvested stock awards held by the named executive officers as of December 31, 2021. The then-outstanding stock awards were shares of restricted stock subject to forfeiture provisions that expire on the third anniversary of the date of the grant, the fourth anniversary date of the grant (for the Strategic Re-Design Incentive Awards discussed in the Company’s 2020 and 2021 Proxy Statement and the equity portion of Mr. Turpen’s Sign-On Bonus) or the fifth anniversary of the date of the grant (for grants received in connection with employment) so long as the holder of the shares remains employed by the Company or Independent Financial on that date. Unvested restricted stock granted under the Equity Incentive Plan vest immediately upon the occurrence of a change of control event. Unvested awards granted under the Equity Incentive Plan expire should the officer be terminated with cause, as defined in the Equity Incentive Plan. Restricted stock grants awarded under the Equity Incentive Plan are not assignable or transferable by a grantee. Grantees are required to sign confidentiality, non-solicitation and non-competition agreements in connection with receipt of the restricted stock grants to preclude actions detrimental to the Company.
	Stock Awards under the Equity Incentive Plan as of December 31, 2021
Name	Number of Shares of Stock that have not Vested(1)	Market Value of Shares of Stock that have not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares that have not vested(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares that have not vested(2)(3)
David R. Brooks	38,416	$2,771,714	55,781	$4,024,563
Michelle S. Hickox	14,527	1,048,123	19,871	1,433,657
Daniel W. Brooks	17,501	1,262,697	22,637	1,633,223
Michael B. Hobbs	18,197	1,312,914	19,931	1,437,986
John G. Turpen	5,000	360,750	7,500	541,125
(1)
The following table shows the dates on which the shares of restricted stock shown in the table above vest, i.e., the date on which the forfeiture provisions expire as to the shares of restricted stock held by each of the Company’s named executive officers:

Name	Vesting Dates	Number of Shares to Vest
David R. Brooks	January 25, 2022	5,080
	January 28, 2022	2,795
	January 31, 2022	5,274
	July 3, 2022	4,800
	January 28, 2023	2,796
	January 31, 2023	5,275
	July 3, 2023	4,800
	January 28, 2024	2,796
	July 3, 2024	4,800
Michelle S. Hickox	January 25, 2022	794
	January 28, 2022	749
	January 31, 2022	1,618
	July 3, 2022	2,750
	January 28, 2023	749
	January 31, 2023	1,618
	July 3, 2023	2,750
	January 28, 2024	749
	July 3, 2024	2,750
PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 55

PROPOSAL II: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)
Name	Vesting Dates	Number of Shares to Vest
Daniel W. Brooks	January 25, 2022	1,461
	January 28, 2022	1,030
	January 31, 2022	1,974
	July 3, 2022	3,000
	January 28, 2023	1,030
	January 31, 2023	1,975
	July 3, 2023	3,000
	January 28, 2024	1,031
	July 3, 2024	3,000
Michael B. Hobbs	January 1, 2022	2,000
	January 28, 2022	762
	January 31, 2022	830
	July 3, 2022	2,750
	January 1, 2023	2,000
	January 28, 2023	762
	January 31, 2023	830
	July 3, 2023	2,750
	January 1, 2024	2,000
	January 28, 2024	763
	July 3, 2024	2,750
John G. Turpen	July 26, 2022	1,250
	July 26, 2023	1,250
	July 26, 2024	1,250
	July 26, 2025	1,250
(2)
The market values for the outstanding restricted stock awards presented as of December 31, 2021, are based on a fair market value of the Company’s common stock of $72.15 per share as of December 31, 2021, which was the closing sale price of the Company’s common stock on the Nasdaq Global Select Market on such date.

(3)
Two tranches of PSUs are included in this total as follows: a) Strategic Re-Design Incentive Award performance based units, which were discussed in the 2020 and 2021 Proxy Statement, granted on July 3, 2020, which will cliff vest after the close of the performance period on June 30, 2024 based on the Company’s achievement of certain performance targets; and b) performance based units granted within the ordinary course of the Company’s incentive compensation awards on January 28, 2021, which will cliff vest after the close of the performance period on December 31, 2023 based on the Company’s achievement of certain performance targets. Awards are shown at the highest level of achievement and at the price of $72.15 per share as of December 31, 2021.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides information as of December 31, 2021, regarding the Company’s equity compensation plans under which the Company’s equity securities are authorized for issuance.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	N/A	1,070,419(1)
Equity compensation plans not approved by security holders	—	N/A	—
(1)	Constitutes shares of the Company’s common stock issuable under the 2013 Equity Incentive Plan, as amended.
56 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

PROPOSAL II: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)
Option Exercises and Stock Vested
The Company has not issued any stock options or SARs to named executive officers. Accordingly, the table below is limited to showing the vesting of stock, including restricted stock, restricted stock units and similar instruments, during the year ended December 31, 2021 for the named executive officers on an aggregated basis:
	Stock Awards
Name	Number of shares acquired on vesting (#)	Value realized on vesting ($)
David R. Brooks	18,071	$1,194,562
Michelle S. Hickox	5,610	382,733
Daniel W. Brooks	7,108	481,108
Michael B. Hobbs	5,580	379,216
John G Turpen	—	—
Potential Payments Upon Termination or Change in Control
The Company has entered into Change in Control Agreements (the “Change in Control Agreements”) with each of its named executive officers, with the exception of Mr. John G. Turpen, whose Change In Control terms are set forth under his employment agreement. Each Change in Control Agreement provides, among other things, that if, within twelve months following the occurrence of a Change in Control of the Company (as defined in the Change in Control Agreements), (a) the Company terminates the Executive’s employment without Cause (as defined in the Change in Control Agreements) or the Executive terminates his or her employment for Good Reason (as defined the Change in Control Agreements) and (b) the Executive signs and allows to become effective a general release of all known and unknown claims in favor of the Company and its affiliates, then (i) the Executive will be entitled to a lump sum cash payment in an amount equal to three times the sum, for David R. Brooks, or two times the sum, for the other named executive officers, of (x) the Executive’s current annual base salary, plus (y) the Executive’s target total annual bonus for the year of termination, (ii) all of Executive’s unvested grants of restricted stock will become vested and will no longer be subject to restriction or forfeiture, and (iii) Executive shall continue to be a participant in the Bank’s Survivor Benefit Plan such that, upon Executive’s death and provided certain thresholds are met, the Company will pay to the Executive’s beneficiary, as a survivor benefit, a single lump sum cash payment equal to the Executive’s annual base salary in effect on the date of the termination of the Executives’ employment. Each of the Change in Control Agreements provides further that the amount of payments and benefits payable to the Executive is subject to reduction to the extent necessary to ensure that such amount does not constitute a “parachute payment” as defined in Section 280G of the Internal Revenue Code of 1986, as amended. Effective February 24, 2022, Mr. Daniel Brooks and Mr. Michael Hobbs’ lump sum cash payment multiplier was increased to two and a half.
The Company believes the Change in Control Agreements, which are a common practice among the Company’s peers, are necessary to ensure the continued focus of its executives on making the appropriate strategic decisions for the Company that maximize shareholder value, even if the decision involves a change in control and professional risk for the executives.
Each Change in Control Agreement expires three years following the date on which such agreement was executed. Unless previously terminated, upon the expiration of the term thereof, each Change in Control Agreement will renew for successive one-year renewal terms provided that the Company’s Compensation Committee explicitly reviews such agreement and expressly approves each extension within a 90-day period prior to the end of such initial or renewal term. Each Change in Control Agreement automatically terminates without further action by the Company if the employee’s employment is terminated by the Company for Cause or upon the employee’s death or disability or voluntarily by the employee without Good Reason, as those terms are defined in the Change in Control Agreements.
Under the Change in Control Agreements, the Company is not obligated to make any payment to the employees subject to such agreements if any such payments or benefits to the employee would constitute a “golden parachute payment” as defined in 12 CFR §359 unless such payment can be made in compliance with such regulation. The Company is obligated to use commercially reasonable efforts to obtain any regulatory approvals required to enable it to make such payments under the applicable Change in Control Agreement.
PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 57

PROPOSAL II: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)
Mr. Turpen’s employment agreement previously discussed under “Executive Employment Agreements, Change in Control Agreements, and Restrictive Covenants” provides that if, within twenty-four (24) months following the occurrence of a Change in Control of the Company (as defined in the Company’s Equity Incentive Plan) (a) the Company terminates his employment without Cause (as defined in his employment agreement) or he terminates his employment for Good Reason (as defined within the employment agreement) and (b) he signs and allows to become effective a general release of all known and unknown claims in favor of the Company and its affiliates, then, Mr. Turpen is entitled to a lump sum cash payment in amount equal to two times the sum of his current annual base salary, plus the greater of (i) his annual bonus target and (ii) the average bonus actually paid to Mr. Turpen (before any tax withholding) during the three completed years prior to the date of his termination for the calendar year in which the termination occurs. Mr. Turpen’s employment agreement contains all other terms described above for the executive Change In Control Agreements, except that he is not entitled to continue participation in the Independent Financial Survivor Benefit Plan and his agreement is not subject to review and approval by the Compensation Committee; rather, it automatically renews after the expiration of its initial three year term, unless the Company provides ninety (90) day notice of termination.
In addition to the amounts payable under the Change in Control Agreements, the Company’s Equity Incentive Plan generally provides that, upon a Change in Control satisfying the requirements of such plan, a successor entity may provide a substitute award pursuant to the terms and conditions of such plan. However, if the successor does not provide a substitute award, all restrictions, deferrals of settlement and forfeiture conditions applicable to shares of restricted stock granted under such plan will lapse and such shares will be deemed fully vested as of the time of the Change in Control. With respect to grants subject to the achievement of performance goals, a pro rata portion of the award would be considered earned based on actual performance for the portion of the performance period completed as of the date of the Change in Control and based on performance to such date, or if performance to such date is not determinable, based on target performance, and the value of the remaining portion of the award would be considered earned based on target performance. If performance based grants are not assumed or substituted for by the successor company pursuant to the Equity Incentive Plan, then the full amount of the performance based grant shall be considered earned and payable.
The following table summarizes the estimated payments to be made under each named executive officer’s change in control agreement described above. For the purposes of the quantitative disclosure in the following table, and in accordance with SEC regulations, the Company has assumed that the change in control and termination took place on December 31, 2021, and that the price per share of its common stock was the closing market price as of that date, $72.15
Name	Cash(1)	Equity(2)	Other(3)	Total
David R. Brooks	$8,910,000	$5,454,756	$—	$14,364,756
Michelle S. Hickox	2,200,000	2,003,894	—	4,203,894
Daniel W. Brooks	2,750,000	2,351,513	—	5,101,513
Michael B. Hobbs	3,135,000	2,271,571	—	5,406,571
John G. Turpen	1,487,500	721,500	—	2,309,000
(1)
Cash amounts that would be paid under the Company’s existing change in control agreements upon a change in control and a qualifying termination or termination for Good Reason using base salary information for 2021 and the amount of the named executive officers’ 2021 annual incentive bonus.

(2)
Estimates of the value that would have been recognized by our executive officers as result of the accelerated vesting of the shares of RSAs and PSUs held by such executive officers assuming a change in control and termination occurred on December 31, 2021. The estimated value was calculated by multiplying the number of unvested shares of RSAs and PSUs held by the applicable executive officer by the closing price of our common shares on December 31, 2021, which was $72.15. The PSU values were calculated based upon the target level of achievement. The actual amounts to be paid out can only be determined at the time of such change in control.

(3)
Other benefits for the named executive officers include participation in Independent Financial’s BOLI Plan. Under this plan, if an executive dies while employed by the Bank, the Bank will pay to the deceased participant’s designated beneficiary, as a survivor benefit, a lump sum equal to 100% of the participant’s base salary for the year in which the participant’s death occurs, net of any deductions for the payment of federal, state or local income or employment taxes required to be withheld or paid with respect to the distribution.

58 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

PROPOSAL II: ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO. The CEO to median employee pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported below should not be used as a basis for comparison between companies.
Below is the 2021 annual total compensation of the Company’s CEO, the annual total compensation of the Company’s median employee, the ratio of the annual total compensation of the Company’s CEO to that of the Company’s median employee, and the methodology we used to calculate the Company’s CEO pay ratio.
CEO Annual Total Compensation	$2,728,746
Median Employee Annual Total Compensation	$72,362
CEO to Median Employee Pay Ratio	38:1
Methodology
Our CEO pay ratio is a reasonable estimate calculated in a manner consistent with the rules of the Securities & Exchange Commission. To calculate our median employee pay ratio, we utilized the same methodology as that used for our 2021 Proxy Statement as follows:
–
Determined our eligible employee population by taking a population of all employees of the Company as of December 31, 2021, including full-time, part-time and seasonal or temporary workers, employed by the Company or its subsidiaries, but excluding our CEO.

–	Identified the median employee by calculating total calendar year taxable wages for each employee as of December 31, 2021.
–
Calculated CEO Pay Ratio by calculating our median employee’s total compensation for 2021 according to instructions for preparing the Summary Compensation Table, including employer health insurance contributions and the value of other benefits. We then calculated our CEO’s annual total compensation using the same approach to determine the pay ratio shown above.

The Company’s continued investment in its employees is tantamount to the continued performance of the organization, and the Company focuses on offering competitive compensation arrangements that balance risk and reward while encouraging employees to grow and develop professionally.
PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 59

PROPOSAL III: THE 2022 EQUITY INCENTIVE PLAN
Executive Summary
The Company currently maintains a 2013 Equity Incentive Plan (the “2013 Plan”), which will expire by its terms on February 21, 2023. On March 24, 2022, based upon the recommendation of the Compensation Committee and the Company’s independent compensation consultant, Meridian Compensation Partners (“Meridian”), the Company’s Board of Directors approved a new 2022 Equity Incentive Plan (the “2022 Plan”). Assuming shareholder approval is received, the 2022 Plan will take effect on May 26, 2022 and will expire by its terms on May 26, 2032. The 2022 Plan will be the Company’s only active equity incentive plan if it is approved and takes effect, and no equity awards will be made under the 2013 Plan after the date the 2022 plan is approved by shareholders (the “Effective Date”). As of February 28, 2022, there were 857,895 shares available to grant under the 2013 Plan. The Company seeks authorization of 1,500,000 shares under the 2022 Plan, which is an additional 642,105 shares over the 857,895 shares available to grant under the 2013 Plan as of February 28, 2022. The reserve of 1,500,000 shares under the 2022 Plan will be reduced by shares subject to equity awards granted under the 2013 Plan between February 28, 2022 and the Effective Date (if any). The full text of the 2022 Plan is attached as Appendix A to this Proxy Statement. Any summary of terms of the 2022 Plan provided below does not purport to be complete and is qualified in its entirety by the full text of the 2022 Plan contained within Appendix A.
The 2022 Plan includes the following good governance practices:
•	No Evergreen Provision. Fixed number of shares available for grant that will not automatically increase;
•
Double-Trigger Change-in-Control Provision. Does not mandate accelerated vesting of equity awards in connection with a change in control in which such awards are continued or assumed by the post-transaction entity; instead includes a double-trigger change-in-control provision that provides for the accelerated vesting of awards assumed following a change in control upon a qualifying termination within a prescribed period of time;

•	No Discounted Options or SARs. Stock options and stock appreciation rights (“SARs”) may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date;
•	Prohibition on Repricing and Cash Buyouts. Prohibits the repricing or the exchange of stock options and SARs without shareholder approval;
•
No Liberal Share Recycling. Shares tendered in payment of the exercise price of stock options or SARs or shares withheld to satisfy tax withholding obligation related to stock options or SARs will not be added back to the 2022 Plan;

•	Limitation of Awards to Non-Employee Directors. Limits the grant date value of awards that might be granted to any non-employee director in a calendar year to $500,000;
•
Clawback Policy. Awards under the 2022 Plan are subject to the Company’s policies on recoupment and clawback, as more specifically discussed above under “Proposal II: Advisory Vote on Executive Compensation (‘Say-on-Pay’)—Compensation Discussion & Analysis—Compensation Process, Policies and Practices—Clawback Policy”; and

•	Material Amendments Require Shareholder Approval. Material changes to the 2022 Plan, including a material increase in authorized shares, require shareholder approval.
60 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

PROPOSAL III: THE 2022 EQUITY INCENTIVE PLAN
Our Compensation Program and Policies Promote
Shareholder Interests
In addition to the terms set forth under the 2022 Plan itself, the Company maintains other robust measures that adopt best practices which includes:
•
Strong Shareholder Requirements. The Chief Executive Officer, other Executive Officers and Directors are required to retain significant portions of shares of the Company’s common stock, which assures the Executive Officers and Directors maintain substantial share ownership in the Company over the long term as more specifically discussed above under “Proposal II: Advisory Vote on Executive Compensation (‘Say-on-Pay’)—Compensation Discussion & Analysis—Compensation Process, Policies and Practices—Stock Ownership and Pledging Guidelines”;

•
Multi-Year Vesting Requirements for Equity Incentive Awards. Equity incentive awards granted to executive officers and key stakeholders within the Company generally cannot vest any sooner than three years (ratably) from the grant date;

•
Anti-Hedging Guidelines. Directors, executives and employees are prohibited from hedging as more specifically discussed above under “Proposal II: Advisory Vote on Executive Compensation (‘Say-on-Pay’)—Compensation Discussion & Analysis—Compensation Process, Policies and Practices—Limitations on Pledging of Shares and Anti-Hedging Guidelines”;

•	No Dividend Payments on Unearned Performance Share Units. The Company accrues but does not pay dividends on unearned performance share units.
Why Shareholders Should Approve the 2022 Plan
The Company has adopted and recommends that the Company’s shareholders approve the 2022 Plan, which the Company believes is critical to the Company’s ability to continue to attract, motivate, retain and reward officers, directors, employees, and other persons, who provide services to the Company or its related entities, by enabling such persons to acquire or increase an ownership interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with long-term performance incentives because the Company believes the continuation of its equity incentive plan is consistent with the interests of the Company’s shareholders and good corporate governance practices. Further, the Company believes its 2022 Plan is well structured to strengthen the alignment of employee’s long-term economic interests with those of shareholders while not causing unreasonable dilution to shareholders. Without shareholder approval, the Company could not continue to offer equity compensation, which is a vital and customary feature of its compensation framework, as discussed in greater detail under “Proposal 1: Election of Directors – Director Compensation” and “Proposal II: Advisory Vote on Executive Compensation (“Say-on-Pay”) – Compensation Discussion & Analysis” above. The Company is seeking approval of the 2022 Plan at this time to ensure that it can continue with its compensation program and design without interruption. In approving the 2022 Plan, the Compensation Committee and Board of Directors were aware of investor considerations relating to the 2022 Plan, including the following:
PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 61

PROPOSAL III: THE 2022 EQUITY INCENTIVE PLAN
Historical Burn Rate; Longevity of Authorized Shares
Burn rate, which is a measure of the rate at which companies use (or burn) shares available for grant in their equity compensation plans, is an important factor for investors concerned about shareholder dilution. The burn rate is defined in terms of the gross number of equity awards granted during a calendar year divided by the weighted average of number of shares of common stock outstanding during the year. The gross number of performance stock units (“PSUs”) granted during a calendar year was counted at target performance level achievement. We divided the gross number of equity awards by the weighted-average basic shares outstanding for each applicable year on a diluted basis (that is, we included the gross number of equity awards to the weighted-average basic shares outstanding in the denominator). The 3-year average burn rate was a simple average of each year’s burn rate. We believe, based on our analysis and the advice from Meridian, our 3-year average burn rates under the 2013 Plan, as depicted to the left, is reasonable for a company of our size in our industry, especially in lieu of the COVID-19 pandemic and the related stock market volatility.

Although our future annual share usage under the 2022 Plan will depend upon and be influenced by a number of factors, such as the number of plan participants, the price per share of our common stock and the methodology used to establish the equity award mix, the 1,500,000 shares of common stock that will be available for issuance under the 2022 Plan will last for approximately 5 years and enable us to continue to utilize equity awards as an important component of our compensation program and help meet our objectives to attract, retain and incentivize talented personnel.

Current and Potential Overhang
Current Overhang reflects the total number of shares subject to outstanding awards (including restricted stock awards (“RSAs”) and PSUs) plus the shares remaining in the equity incentive plan divided by the number of common shares outstanding, each as of February 28, 2022, expressed on a fully diluted basis. Overhang adds the number of shares requested in the proposal to the numerator and denominator. We believe, based on our analysis and the advice from Meridian, that Current Overhang and Potential Overhang, as depicted to the left, are reasonable for a company of our size in our industry.

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PROPOSAL III: THE 2022 EQUITY INCENTIVE PLAN
Information on Equity Compensation Plans as of
February 28, 2022
The following is information regarding all existing equity compensation plans as of February 28, 2022 (except as noted):
Total number of stock options and SARs outstanding	0
Total number of full value awards outstanding (includes RSAs and PSUs)(1)	487,402
Shares available for grant under the 2013 Plan(2)	857,895
Total shares of common stock outstanding as of the proxy record date(3)	42,577,534
(1)	The number of shares of outstanding PSUs assumes performance at the target performance level.
(2)
The number of shares remaining available for future grant under the 2013 Plan reflects PSUs at target payout. Only the number of shares remaining available for future grant under the 2013 Plan as of the effective date, as well as any outstanding awards under the 2013 Plan that later become forfeited, will be transferred to the Plan.

(3)
The total shares of common stock outstanding as of the proxy record date does not include PSUs awards granted and outstanding. Assuming PSUs were earned and vested as of the proxy record date at target payout, the total shares of common stock outstanding as of the proxy date would be 42,712,774.

Summary of the Plan
Set forth below is an overview of the material terms of the 2022 Plan. This description is qualified in its entirety by the complete text of the 2022 Plan, which is attached to this Proxy Statement as Appendix A.
Administration. The 2022 Plan is administered by the Compensation Committee (or such other committee of the Board of Directors as the Board of Directors may designate), except to the extent the Board of Directors elects to administer the 2022 Plan. For purposes of the discussion below, the Compensation Committee is deemed to be the administrator and such term will be deemed to include such other committee or the Board of Directors as administrator.
The Compensation Committee has full and final authority, subject to and consistent with the provisions of the 2022 Plan, to select eligible persons to become participants, grant awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements and rules and regulations for the administration of the 2022 Plan, construe and interpret the 2022 Plan and award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Compensation Committee may deem necessary or advisable for the administration of the 2022 Plan. Subject to certain limitations, the Compensation Committee may appoint agents to assist it in administering the 2022 Plan and may delegate to such agents the authority to perform certain functions, including administrative functions.
Eligibility. Awards under the 2022 Plan may be granted to all directors, employees, and other persons who provide services to the Company or any related entity; provided that incentive stock options may be granted only to employees of the Company or its parents and subsidiaries. In 2021, 132 employees and eight nonemployee directors received awards under the 2013 Plan.
Awards and Shares Available for Issuance.
The 2022 Plan provides for the grant of awards covering an aggregate of 1,500,000 shares of common stock (less shares subject to any equity awards that might be granted under the 2013 Plan between February 28, 2022 and the Effective Date) in any combination of the following:
•	stock options, which may be incentive stock options or nonqualified stock options;
•	SAR awards;
•	restricted stock awards (“RSAs”);
•	restricted stock unit (“RSU”) awards; and
•	other types of stock-based awards.
Such awards may be subject to service or performance-based vesting.
To date, only RSAs and performance-based RSU (“PSU”) awards have been granted by the Company under the 2013 Plan.
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PROPOSAL III: THE 2022 EQUITY INCENTIVE PLAN
If any shares of common stock subject to an award are forfeited, expire or otherwise terminate without issuance of such shares, or any award is settled for cash or otherwise does not result in the issuance of all or a portion of the shares of common stock subject to such award, the shares of common stock subject to such award will, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for award under the 2022 Plan; however, shares tendered in payment of the exercise price of stock options or SARs or shares withheld to satisfy tax withholding obligation related to stock options or SARs will not be added back to the 2022 Plan. Substitute awards issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or its affiliates (“Substitute Awards”) will not reduce the shares authorized for grant under the 2022 Plan.
No further awards may be granted under any other equity incentive plans (including the 2013 Plan) on and after the Effective Date, it being understood that awards outstanding under any such prior plans as of the Effective Date shall remain in full force and effect under such plans according to their respective terms, and to the extent that any such award is forfeited, terminates, expires or lapses without being exercised (to the extent applicable), or is settled for cash, the shares subject to such award not delivered as a result thereof shall again be available for awards under the 2022 Plan in accordance with the foregoing paragraph.
No non-employee director may be granted during any calendar year awards under the 2022 Plan with a grant date fair value in excess of $500,000.
Types of Awards. A summary of the material types of awards follows:
Stock Options/Stock Appreciation Rights (SARs). A stock option represents the right to purchase certain number of shares at a specified price during specified time periods. Stock options granted under the 2022 Plan may be either non-qualified stock options or incentive stock options qualifying under Section 422 of the Internal Revenue Code. A SAR represents the right to receive, upon an exercise during specified time periods, the excess of the fair market value of one share of common stock on the date of exercise over the exercise price.
The exercise price of stock option or SAR may not be less than the fair market value of a share of the Company’s common stock on the date the stock option or SAR is granted. The Compensation Committee will decide the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure). The maximum period during which a stock option or SAR may remain outstanding shall be fixed by the Compensation Committee, but no stock option or SAR shall be exercisable more than 10 years from the date of grant.
To date, no stock options or SARs have been granted under the 2013 Plan.
Restricted Stock Awards (RSAs). An RSA represents shares of common stock that are subject to restrictions on transferability and the obligation of the awardee to forfeit and surrender the shares under certain circumstances (“forfeiture restrictions”). The Compensation Committee has sole discretion to determine the forfeiture restrictions and the conditions upon which such forfeitures may lapse. An awardee granted an RSA will generally have all of the rights of a shareholder, including the right to vote restricted stock and the right to receive dividends thereon. Unless otherwise determined by the Compensation Committee, shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, will be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such shares or other property have been distributed.
Restricted Stock Units (RSUs). An RSU is an award of a right to receive, in cash or shares, as the Compensation Committee may determine, the fair market value of one share of common stock, on such terms and conditions as the Compensation Committee may determine. Prior to settlement of an RSU, it carries no voting or dividend or other rights associated with share ownership. The Company began issuing performance-based RSUs (PSUs) to its executive officers in July 2020 under the 2013 Plan.
Other Types of Awards . In addition to stock options, SARs, RSAs and RSUs, the 2022 Plan also authorizes the Compensation Committee to grant bonus stock awards, dividend equivalents, and other stock-based awards. To date, the Company has not granted these types of awards.
Change in Control.
In the event of a change in control, awards under the 2022 Plan may be assumed or substituted by the successor company on their existing terms, in which case, such awards may continue to vest in accordance with their terms. Any assumed or substituted awards would become fully vest upon a termination of employment by the successor company other than for cause within 24 months following such change in control (in the case of any performance-based awards, with performance goals deemed satisfied at the greater of target and actual performance level through such termination).
If an award is not assumed or substituted by the successor company in connection with a change in control:
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PROPOSAL III: THE 2022 EQUITY INCENTIVE PLAN
•	Any unvested stock options and stock appreciation rights will fully vest and become exercisable;
•	Any unvested time-based RSUs and RSAs will fully vest; and
•	Any unvested performance-based awards will fully vest, with performance goals deemed satisfied at the greater of target and actual performance level through the change in control.
Other Adjustments.
In the event of a stock dividend, stock split, reverse stock split, reorganization, share combination, or recapitalization or similar event affecting the capital structure of the Company, or a disaffiliation, separation or spinoff, in each case without consideration, or other extraordinary dividend of cash or other property to the Company’s shareholders, the 2022 Plan contemplates that Compensation Committee will make such substitutions or adjustments as it deems appropriate and equitable to (a) the aggregate number and kind of shares or other securities reserved for issuance and delivery under the 2022 Plan; (b) the number and kind of shares or other securities subject to outstanding awards; (c) the performance goals applicable to outstanding awards; or (d) the exercise price of outstanding awards.
In the event of a corporate transaction, such as a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, disposition for consideration of the Company’s direct or indirect ownership of a subsidiary or affiliate, the 2022 Plan contemplates that the Compensation Committee also may make the foregoing adjustments, as well as provide for outstanding awards to be cancelled in exchange for payments of cash, property or a combination thereof or the substitution of other property (including cash or other securities of the Company and securities of entities other than the Company) for the shares of common stock subject to outstanding awards.
Clawback Policy.
Awards under the 2022 Plan are subject to the Company’s policies on recoupment of gains realized from any awards as may be in effect from time to time, and to any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.
Amendments and Termination. The Board of Directors may amend, alter, suspend, discontinue or terminate the 2022 Plan, or the Compensation Committee’s authority to grant awards under the 2022 Plan, without the consent of shareholders or participants, except that any amendment or alteration to the 2022 Plan will be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board of Directors action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the shares may then be listed or quoted, and the Board of Directors may otherwise, in its discretion, determine to submit other changes to the 2022 Plan to shareholders for approval; provided that, without the consent of an affected participant, no such Board of Directors action may materially and adversely affect the rights of the subject participant under any previously granted and outstanding award. The Compensation Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate, any award theretofore granted and any award agreement relating thereto, except as otherwise provided in the 2022 Plan; provided that, without the consent of an affected participant, no such Compensation Committee or Board of Directors’ action may materially and adversely affect the rights of the subject participant under such award.
The 2022 Plan will terminate on the tenth anniversary of the Effective Date (or any earlier date approved by the Board of Directors). However, awards outstanding upon expiration of the 2022 Plan and the 2013 Plan will remain in effect until they have been exercised, vested, terminated or have expired, and the 2022 Plan and the 2013 Plan will continue to govern such awards, as applicable.
Tax Effects of Participation in the 2022 Plan
Stock Options. The federal income tax consequences both to the awardee and the Company of stock options granted under the 2022 Plan differ depending on whether a stock option is an ISO or a nonqualified stock option.
Incentive Stock Options. No federal income tax is imposed on the awardee upon the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be included in the calculation of the awardee’s alternative minimum tax liability, if any. If the awardee does not dispose of shares acquired pursuant to the exercise of an ISO within two years from the date the stock option was granted or within one year after the shares were transferred to him or her, the difference between the amount realized upon a subsequent disposition of the shares and the exercise price of the shares would be treated as long-term capital gain or loss. In such event, the Company would not be entitled to any deduction in connection with the grant or exercise of the stock option or the disposition of the shares so acquired. If an awardee disposes of shares acquired pursuant
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PROPOSAL III: THE 2022 EQUITY INCENTIVE PLAN
to his or her exercise of an ISO prior to the end of the two-year or one-year holding periods noted above, the disposition would be treated as a disqualifying disposition and the awardee would be treated as having received, at the time of disposition, compensation taxable as ordinary income equal to the excess of the fair market value of the shares at the time of exercise (or the amount realized on such sale, if less) over the exercise price. Any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as long-term or short-term capital gain, depending on the holding period of the shares. In such event, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income recognized by the awardee.
Nonqualified Stock Options/SARs. No federal income tax is imposed on the awardee upon the grant of a nonqualified stock option or SAR. Generally, upon the exercise of a nonqualified stock option or SAR, the awardee will be treated as receiving compensation taxable as ordinary income in the year of exercise, in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price paid for such shares. Upon a subsequent disposition of the shares received upon exercise of a nonqualified stock option, any difference between the amount realized on the disposition and the basis of the shares (exercise price plus any ordinary income recognized upon exercise of the stock option) would be treated as long-term or short-term capital gain or loss, depending on the holding period of the shares. Upon an awardee’s exercise of a nonqualified stock option or SAR, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the awardee.
Restricted Stock Awards. No federal income tax is imposed on an awardee at the time shares of restricted stock are granted, nor will the Company be entitled to a tax deduction at that time. Instead, when either the transfer restriction or the forfeiture risk lapses, such as on the vesting date, the awardee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of restricted stock over the amount, if any, paid for such shares. Notwithstanding the foregoing, unless restricted by the agreement relating to such grant, an awardee receiving restricted stock can elect to include the excess of the fair market value of the restricted stock over the amount (if any) paid for such stock, in income at the time of grant by making an appropriate election under Section 83(b) of the Code within 30 days after the restricted stock is issued to the awardee. In that case, subsequent appreciation in the fair market value of the stock will be taxed as capital gains when the awardee disposes of the stock. However, if an awardee files such an election and the restricted stock is subsequently forfeited, the awardee is not allowed a tax deduction for the amount previously reported as ordinary income due to the election. At the time the awardee recognizes ordinary income with respect to shares issued pursuant to a restricted stock award, the Company will be entitled to a corresponding deduction.
RSUs and PSUs. No federal income tax is imposed on an awardee at the time RSUs or PSUs are granted, nor will the Company be entitled to a tax deduction at that time. Instead, when the forfeiture risk (including the appliable time-based vesting conditions and/or performance-based conditions) lapses and the shares subject to such awards are settled, the awardee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares received in respect of the RSUs or PSUs over the amount, if any, paid for such RSUs or PSUs, and the Company will be entitled to a corresponding deduction.
Other Types of Awards. Other types awards generally are subject to tax at the time of payment. The Company generally will have (at the time the participant recognizes income) a corresponding deduction.
Limitation on Deductions. The Company’s ability to claim a deduction as described above may be subject to limitations, including under Section 162(m) of the Code.
Compliance with Section 409A of the Code. To the extent applicable, it is intended that the 2022 Plan and any awards made under the 2022 Plan either be exempt from, or, in the alternative, comply with the provisions of Section 409A of the Code, including the exceptions for stock rights and short-term deferrals. The Company intends to administer the 2022 Plan and any grants made thereunder in a manner consistent with the requirements of Section 409A of the Code.
Specific Benefits under the 2022 Plan
Because awards under the 2022 Plan will be granted at the discretion of the Compensation Committee, it is not possible for us to determine and disclose the amount of future awards that may be granted to directors and executive officers. We have not approved any awards under the 2022 Plan that are conditioned upon shareholder approval of the 2022 Plan and are not currently considering any specific award grants under the 2022 Plan.
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PROPOSAL III: THE 2022 EQUITY INCENTIVE PLAN
Vote Required and Recommendation
Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of the common stock present, in person or by proxy, and entitled to vote on this item at the annual meeting is required to approve the 2022 Plan.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE 2022 EQUITY INCENTIVE PLAN (PROPOSAL III).
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Proposal IV: Ratification of the Appointment of Our Independent Registered Public Accounting Firm for 2022
Pursuant to the recommendation of the Audit Committee, the Company has appointed RSM US LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for fiscal 2022. RSM US LLP has been the Company’s independent registered public accounting firm since 2001. RSM US LLP served as the Company’s independent accountants for fiscal 2021 and reported on the Company’s consolidated financial statements for that year, as well as the effectiveness of the Company’s internal control over financial reporting.
At the Annual Meeting, the shareholders will be asked to consider and act upon a proposal to ratify the appointment of RSM US LLP. The ratification of such appointment will require the affirmative vote of the majority of the votes cast by the shareholders entitled to vote and present during the live webcast of the Annual Meeting or represented by proxy at the meeting. Representatives of RSM US LLP are expected to be present at the Annual Meeting.
Shareholder ratification of the selection of RSM US LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year is not required by the Company’s Bylaws, state law or otherwise. However, the Board of Directors is submitting the selection of RSM US LLP to the Company’s shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain RSM US LLP. Even if the selection of RSM US LLP is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the 2022 fiscal year if it determines that such a change would be in the best interests of the Company and its shareholders.
Fees Paid to Independent Registered Public Accounting FIRM
The Audit Committee has reviewed the following audit and non-audit fees that the Company has paid to RSM US LLP for 2020 and 2021 for purposes of considering whether such fees are compatible with maintaining the auditor’s independence. The policy of the Audit Committee is to pre-approve all audit and non-audit services performed by RSM US LLP before the services are performed, including all of the services described under “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” below.
Audit Fees
Estimated fees billed for service rendered by RSM US LLP for the reviews of the Company’s quarterly reports filed on Form 10-Q, the audit of the consolidated annual financial statements of the Company and services provided for other SEC filings were $1,089,500 and $1,186,271 for 2020 and 2021, respectively.
Audit-Related Fees
Aggregate fees billed for all audit-related services rendered by RSM US LLP were $30,500 and $35,000 for 2020 and 2021, respectively. Such services consist of an audit of the Company’s 401(k) plan.
Tax Fees
There were no fees billed for permissible tax services rendered by RSM US LLP for 2020 and 2021.
All Other Fees
There were no fees billed for all other services rendered by RSM US LLP in 2020 and 2021.
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PROPOSAL IV: RATIFICATION OF THEAPPOINTMENT OF OUR INDEPENDENT REGISTEREDPUBLIC ACCOUNTING FIRM FOR 2022
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee has established a poicy and related procedures regarding the pre-approval of all audit, audit-related and non-audit services to be performed by the Company’s independent auditors. The Audit Committee will approve the maximum aggregate amount of the costs that may be incurred under a general pre-approval of certain audit services. Any proposed audit services for which the cost to the Company would exceed these levels or amounts, or services that have not received general pre-approval, requires specific pre-approval by the Audit Committee.
The term of any general pre-approval is twelve (12) months from the stated date of pre-approval, unless the Audit Committee considers a different period and specifically states otherwise. The Audit Committee annually reviews and pre-approves the services, and the associated cost levels or budgeted amounts, which may be provided by its independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee adds to or subtracts from the list of general pre-approved services from time to time, based on subsequent determinations.
In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for audit-related services and other audit services. Unless granted general pre-approval, all audit-related services and other audit services must be specifically pre-approved by the Audit Committee. All non-audit services must be specifically pre-approved by the Audit Committee. The Company’s independent auditor may not be engaged to provide any service that is prohibited by applicable law to be provided to an audit client by an independent auditor.
The Audit Committee may delegate pre-approval authority to one or more of its members. All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Chief Financial Officer of the Company. The Chief Financial Officer will determine, upon consultation with the chairman of the Audit Committee, whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.
Audit Committee Report
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filing.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the financial reporting process, including the system of internal controls. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq Stock Market and in Section 10A of the Exchange Act and that Craig E. Holmes has the requisite attributes of an “audit committee financial expert” as defined by the rules and regulations of the SEC.
In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s Annual Report to shareholders on Form 10-K with management, who has primary responsibility for the financial statements, and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
The Audit Committee reviewed with RSM US LLP, the independent registered public accounting firm to the Company, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the Company’s accounting principles, the matters that are required to be discussed by PCAOB Auditing Standard No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with RSM US LLP the auditors’ independence from management and the Company, including the matters in the written disclosures and the letter from RSM US LLP required by applicable professional and regulatory standards, including those of the Public Company Accounting Oversight Board, and considered the compatibility of non-audit services with the auditors’ independence.
The Audit Committee discussed with RSM US LLP their audit of the Company’s 2021 financial statements. The Audit Committee meets with RSM US LLP, with and without management present, to discuss the results of their examinations, their evaluations of the effectiveness of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. The Audit Committee held nine (9) meetings during fiscal
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PROPOSAL IV: RATIFICATION OF THEAPPOINTMENT OF OUR INDEPENDENT REGISTEREDPUBLIC ACCOUNTING FIRM FOR 2022
year 2021. The Audit Committee also reviewed Management’s Report on Internal Control Over Financial Reporting contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC, as well as RSM US LLP’s Report of Independent Registered Public Accounting Firm included in the same Annual Report on Form 10-K related to its audits of (1) the Company’s consolidated financial statements and (2) the effectiveness of internal control over financial reporting.
Based on the above-mentioned reviews and discussions with management and RSM US, LLP, the Audit Committee recommended to the Company’s Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Annual Report to shareholders on Form 10-K for the prior fiscal year for filing with the SEC.
Respectfully submitted,
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Craig E. Holmes (Chair)
Alicia K. Harrison
J. Webb Jennings III
Paul E. Washington
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT PUBLIC ACCOUNTING FIRM FOR 2022 (PROPOSAL IV) .
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SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING
If a Company shareholder desires to submit a shareholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company’s Proxy Statement for the Annual Meeting of Shareholders in 2023, the Company must receive such proposal and supporting statements, if any, at its principal executive office no later than February 17, 2023, unless the date of the Company’s 2023 Annual Meeting of Shareholders is changed by more than 30 days from May 26, 2023 (the one-year anniversary date of the 2022 annual meeting). In such case the proposal must be received a reasonable time before the Company begins to print and mail its proxy materials. Under such circumstance, we will disclose the deadline by which shareholder proposals that are to be included in our proxy materials must be received in our filings with the SEC or, if impracticable, by any other means reasonably determined to inform our shareholders. Such proposals must also comply with the remaining requirements of Rule 14a-8.
In addition, if a shareholder desires to submit a shareholder proposal outside of Rule 14a-8 to be brought before the Company’s annual meeting of shareholders in 2023, the shareholder must give timely notice in writing to the address listed below and comply with the other requirements of the Company’s Bylaws. In the event that the 2023 annual meeting of shareholders is changed by more than 30 days from May 26, 2023, the Company must receive such notice at its principal executive office not later than the close of business on the 15th day following the day on which notice of the date of the annual meeting is mailed or public disclosure of the date of the annual meeting is made, whichever occurs first. In the event that the 2023 annual meeting of shareholders is not changed by more than 30 days from May 26, 2023, the Company must receive such notice not less than 90 days nor more than 120 days prior to the anniversary date of the 2022 Annual Meeting, pursuant to the Company’s Bylaws. A shareholder’s notice to Nicole Metcalf, Corporate Secretary, must set forth, as to each matter the shareholder proposes to bring before the Company’s Annual Meeting of Shareholders in 2023:
•	the name and residence address of the shareholder of the Company who intends to make a nomination or present any other matter;
•
a representation that the shareholder is a holder of the Company’s voting stock (indicating the class and number of shares owned) and intends to appear in person or by proxy at the annual meeting to make the nomination or bring up the matter specified in the notice;

•
with respect to notice of an intent to make a nomination for the election of a person as a director of the Company, a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

•
with respect to an intent to make a nomination, such other information regarding each nominee proposed by such shareholder as would have been required to be included in a Proxy Statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated by the Board of Directors of the Company; and

•	with respect to the notice of an intent to bring up any other matter, a description of the matter, and any material interest of the shareholder in the matter.
Notice of intent to make a nomination of a person for election as a director of the Company shall be accompanied by the written consent of each nominee to serve as director of the Company if so elected.
All shareholder proposals should be submitted in writing to:
Independent Bank Group, Inc.
Nicole Metcalf, Corporate Secretary
7777 Henneman Way
McKinney, Texas 75070
Fax: (972) 562-5496
Email: nicole.metcalf@ifinancial.com
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VOTING
Voting
Who can vote?
Only holders of record as of the close of business on April 8, 2022 will be entitled to receive notice of and to vote at the Annual Meeting of Shareholders. As of the Record Date, there were 42,577,534 shares outstanding and entitled to vote.
How do I vote?

Visit the website listed in your voting materials	Call the toll-free voting number in your voting materials	Mail your completed and signed voting materials	Vote in person during the live webcast of Annual Meeting of Shareholders
Employee Voting: If you participate in the Independent Financial 401(k) Plan (“Plan”), and your Plan account has investments in shares of our common stock, you must provide instructions to the trustee of the Plan (by the Internet, telephone, or proxy card) for your shares to be voted according to your instructions. Each Plan participant’s voting instructions will also direct the trustee of the Plan to vote any unvoted shares in the same ratio as the shares for which voting instructions have been received by the Trustee, unless contrary to law.
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Other Matters
Other Matters
The Board of Directors does not intend to bring any other matter before the Annual Meeting and does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matter does properly come before the Annual Meeting or any adjournment thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.
All holders of our common stock as of the Record Date are invited to attend the live webcast of the Annual Meeting. Regardless of whether you plan to attend the virtual meeting by live webcast, you are strongly urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience or vote your shares using the Internet or telephone as described above.
By order of the Board of Directors,

Nicole Metcalf
Corporate Secretary
April 15, 2022
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APPENDIX A

2022 EQUITY INCENTIVE PLAN
INDEPENDENT BANK GROUP, INC.

2022 EQUITY INCENTIVE PLAN
1.
Purpose. The purpose of the 2022 EQUITY INCENTIVE PLAN (the “Plan”) is to assist INDEPENDENT BANK GROUP, INC., a Texas corporation and registered bank holding company (the “Company”), and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase an ownership interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with long term performance incentives to expend their maximum efforts in the creation of shareholder value.

2.	Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.
a)
“Award” means any Option, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right Award, Share granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, in each case, granted to a Participant under the Plan.

b)	“Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.
c)
“Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b). If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

d)	“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.
e)	“Board” means the Company’s Board of Directors.
f)
“Cause” shall, with respect to any Participant have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any Individual Agreement that provides for separation or severance benefits upon a termination without “cause,” or, in the absence of any such agreement or any such definition in such agreements, such term shall mean: (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity; (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any; (iii) any violation or breach by the Participant of any noncompetition, nonsolicitation, nondisclosure or other similar agreement with the Company or a Related Entity; (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity; (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance; or (vi) the indictment of the Participant for any crime reflecting unfavorably upon the Participant or the Company or any Related Entity. Notwithstanding the foregoing, “Cause” shall not exist with respect to (i) or (ii) above until the Participant has first been provided with written notice from the Company of such alleged failure, violation or breach, and has failed to cure such circumstance to the reasonable satisfaction of the Company within 30 days after receipt of such notice (but only to the extent curable in the reasonable discretion of the Company). The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder. Notwithstanding the foregoing, following a Change in Control, any determination by the Committee as to whether “Cause” exists shall be subject to de novo review.

g)	“Change in Control” means a Change in Control as defined with related terms in Section 8(b).
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h)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.
i)
“Committee” means the Compensation Committee of the Board or such other committee of the Board as the Board may from time to time designate, which committee shall be composed of two or more members of the Board (with at least two members qualifying for “nonemployee directors” within the meaning of Rule 16b-3).

j)
“Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

k)
“Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities or any successor entities, in any capacity of Employee, Director, Consultant or other service provider or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider, in each case of (i) through (iii), except as otherwise provided in the Award Agreement. An approved leave of absence shall include sick leave, military leave or any other authorized personal leave. Notwithstanding the foregoing provisions of this definition, with respect to any Award that constitutes a “nonqualified deferred compensation plan” subject to Section 409A of the Code, to the extent necessary to comply with Section 409A of the Code, a Participant shall not be considered to have experienced an interruption of “Continuous Service” unless the Participant has experienced a “separation from service” within the meaning of Section 409A of the Code (a “Separation from Service”).

l)	“Corporate Transaction” means Corporate Transaction as defined in Section 4(d).
m)	“Director” means a member of the Board or the board of directors of any Related Entity.
n)
“Disability” shall, with respect to any Participant have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Disability” shall have the meaning set forth in any Individual Agreement or, in the absence of any such agreement or any such definition in such agreements, such term means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee; provided, however, to the extent necessary to avoid tax penalties under Section 409A of the Code, “Disability means “disability” as defined in Section 409A(a)(2)(C) of the Code.

o)
“Disaffiliation” means a Subsidiary’s or Related Entity’s ceasing to be a Subsidiary or Related Entity for any reason (including as a result of a public offering, or a spinoff or sale by the Company, of the stock of the Subsidiary or Related Entity) or a sale of a division of the Company or a Related Entity.

p)
“Dividend Equivalent” means a right, granted to a Participant under Section 6(f), to receive cash, Shares, other Awards or other property equal in value to regular dividends paid with respect to a specified number of Shares, or other periodic payments.

q)	“Effective Date” means the Effective Date as set forth in Section 9(l).
r)
“Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Code Section 424(e) and Section 424(f), respectively) shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan at the sole discretion of the Committee.

s)	“Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity.
t)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.
u)
“Fair Market Value” means the fair market value of Shares, Awards or other property as determined in good faith by the Committee or under reasonable procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing

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sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.
v)
“Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any Individual Agreement that provides for separation or severance benefits upon a termination for “good reason” or, in the absence of any such agreement or any such definition in such agreement, such term shall mean: (i) a material reduction in base salary, a material adverse change in the calculation of the performance bonus program applicable to the Participant, relocation of the Participant’s primary place of employment by 50 miles or more, or a meaningful reduction in material functional responsibilities, excluding for this purpose an isolated, insubstantial or inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial or inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of written notice thereof given by the Participant; provided that, in each case, an event or circumstance shall not constitute Good Reason unless the applicable Participant shall have provided the Company with written notice of the specific event or circumstance alleged to constitute Good Reason within 60 days after he or she has knowledge of such event or circumstance and the Company shall have failed to cure such event or circumstance within thirty 30 days after such notice has been given to the Company.

w)	“Individual Agreement” means any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity.
x)	“Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.
y)	“Incumbent Board” means the Incumbent Board as defined in Section 8(b)(ii).
z)	“Non-employee Director” means a Director who is not an Employee.
aa)	“Option” means a right granted to a Participant under Section 6(b) to purchase Shares or other Awards at a specified price during specified time periods.
bb)	“Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.
cc)	“Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h).
dd)	“Participant” means a person who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Person.
ee)	“Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(g).
ff)
“Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

gg)
“Performance Share” means any grant pursuant to Section 6 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

hh)
“Performance Unit” means any grant pursuant to Section 6 of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

ii)
“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) and Section 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

jj)	“Prior Plan” means the Independent Bank Group, Inc. 2013 Equity Incentive Plan, as amended.
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kk)
“Related Entity” means any Subsidiary, and any other business, corporation, partnership, limited liability company or other entity in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly (in each case as determined by Committee).

ll)
“Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

mm)	“Restricted Stock Award” means an Award granted to a Participant under Section 6(c).
nn)	“Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash or a combination thereof, at the end of a specified vesting or deferral period.
oo)	“Restricted Stock Unit Award” means an Award of Restricted Stock Units granted to a Participant under Section 6(d).
pp)	“Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.
qq)	“Shares” means the shares of common stock of the Company, par value $0.01 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 4(d).
rr)
“Stock Appreciation Right” means a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the exercise price of such Stock Appreciation Right. A Stock Appreciation Right may be settled in cash, Shares or other property at the Committee’s discretion.

ss)	“Stock Appreciation Right Award” means an Award of Stock Appreciation Rights.
tt)
“Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

uu)
“Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3.	Administration.
a)
Authority of the Committee. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case references herein to the “Committee,” shall be deemed to refer to the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

b)
Manner of Exercise of Committee Authority. The Committee shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 9(b) or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or Employees of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine to perform such functions, including administrative functions as the

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Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3 (d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. The Committee may appoint agents to assist it in administering the Plan.
c)
Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.	Shares Subject to Plan.
a)
Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 4(d), the maximum aggregate number of Shares that may be issued with respect to Awards granted under the Plan is 1,500,000 Shares, less any Shares underlying grants of equity awards under the Prior Plan between February 28, 2022 and the Effective Date. Any Share delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.

b)	Availability of Shares Not Delivered Under Awards.
i.
If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award or award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or nonissuance, again be available for Awards under the Plan.

ii.
If the exercise price of any Option or Stock Appreciation Right Award or the withholding tax liabilities arising from any Option or Stock Appreciation Right Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, the gross number of Shares subject to such Option or Stock Appreciation Right Award shall nonetheless be deemed to have been issued, and shall not be available for future Awards, under the Plan. For the avoidance of doubt, any Shares withheld for the payment of tax liabilities related to any Award other than an Option or Stock Appreciation Right Award shall be available for future grants under the Plan.

iii.
Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the shareholders of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

iv.
Notwithstanding anything in this Section 4(c) to the contrary and solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(c) that, if taken into account, would cause the Plan to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

c)
No Further Awards Under Prior Plan. In light of the adoption of this Plan, no further awards shall be made under the Prior Plan on and after the Effective Date. In addition, it being understood that (i) awards outstanding under the Prior Plan as of the Effective Date shall remain in full force and effect under the Prior Plan according to their respective terms, and (ii) to the extent that any such award is forfeited, terminates, expires or lapses without being exercised (to the extent applicable), or is settled for cash, in each case, on or after the Effective Date, the Shares subject to such award not delivered as a result thereof shall again be available for Awards under this Plan in accordance with the terms of Section 4(b).

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d)	Adjustments.
i.
Corporate Transactions. In the event of a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, disposition for consideration of the Company’s direct or indirect ownership of a Subsidiary or Related Entity (including by reason of a Disaffiliation), or similar event affecting the Company or any of its Subsidiaries (each, a “Corporate Transaction”), the Committee or the Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under this Plan; (B) the number and kind of Shares or other securities subject to outstanding Awards; (C) the performance goals applicable to outstanding Awards; or (D) the exercise price of outstanding Awards. In the event of a Corporate Transaction, such adjustments may include (I) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee in its sole discretion (it being understood that in the event of a Corporate Transaction with respect to which holders of Shares receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Corporate Transaction over the exercise price of such Stock Option or Stock Appreciation Right shall be deemed conclusively valid); (II) the substitution of other property (including cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (III) in connection with a Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Related Entity, or division or by the entity that controls such Subsidiary, Related Entity, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities).

ii.
Changes in Capitalization. In the event of a stock dividend, stock split, reverse stock split, reorganization, share combination, or recapitalization or similar event affecting the capital structure of the Company, or a Disaffiliation, separation or spinoff, in each case without consideration, or other extraordinary dividend of cash or other property to the Company’s shareholders, the Committee shall make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under this Plan; (B) the number and kind of Shares or other securities subject to outstanding Awards; (C) the performance goals applicable to outstanding Awards; or (D) the exercise price of outstanding Awards.

iii.
Other Adjustments. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including performance goals relating thereto) in recognition of unusual or nonrecurring events (including acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

iv.
Section 409A of the Code. Any adjustments made pursuant to this Section 4(d) to Awards that are considered “nonqualified deferred compensation” subject to Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code. Any adjustments made pursuant to this Section 4(d) to Awards that are not considered “nonqualified deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustments, either (A) the Awards continue not to be subject to Section 409A of the Code or (B) there does not result in the imposition of any penalty taxes under Section 409A of the Code in respect of such Awards.

5.
Eligibility; Individual Award Limitation for Non-Employee Directors. Awards may be granted under the Plan only to Eligible Persons. No Participant who is a Non-employee Director may be granted during any calendar year Awards with a grant date fair value in excess of $500,000.

6.	Specific Terms of Awards.
a)
General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the

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Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, no consideration other than services may be required for the grant (but not the exercise) of any Award.
b)	Options and Stock Appreciation Right Award. The Committee is authorized to grant Options or Stock Appreciation Rights to any Eligible Person on the following terms and conditions:
i.
Exercise Price; Prohibition on Repricing. The exercise price per Share purchasable under an Option or Stock Appreciation Right Award shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option or Stock Appreciation Right Award and shall not, in any event, be less than the par value of a Share on the date of grant of the Option or Stock Appreciation Right Award. If any Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Section 424(e) and Section 424(f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Notwithstanding the authority granted to the Committee pursuant to Section 3(a), and except for adjustments pursuant to Section 4(d) or Section 8(a)(iv), once an Option or Stock Appreciation Right Award is granted, the Committee shall have no authority to reduce the exercise price of an Option or Stock Appreciation Right Award, nor may any Option or Stock Appreciation Right Award be granted under the Plan be surrendered to the Company as consideration for the grant of a new Option or Stock Appreciation Right Award with a lower exercise price or exchanged for cash or another Award, nor shall the Committee take any action with respect to any Award that would be treated, under the applicable stock exchange listing standards or for accounting purposes, as a “repricing” of such Award, in each case, without approval of the shareholders of the Company. For the avoidance of doubt, in connection with a merger, consolidation or reorganization of the Company or any of its Subsidiaries, the Committee may grant an Option or Stock Appreciation Right Award with an exercise price per share less than 100% of the Fair Market Value of a Share on the date of grant if such Option or Stock Appreciation Right Award is granted in exchange for, or upon conversion of, options or stock appreciation right awards in respect of capital stock of any other entity which is a party to such merger, consolidation or reorganization, and each such Option or Stock Appreciation Right Award so granted does not enlarge the aggregate in-the-money value of the original award at the acquisition date.

ii.
Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option or Stock Appreciation Right Award may be exercised in whole or in part (including based on achievement of performance goals or future service requirements), the time or times at which Options or Stock Appreciation Right Awards shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including cash, Shares, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants. The maximum period during which an Option or Stock Appreciation Right Award may remain outstanding shall be fixed by the Committee, but no Option or Stock Appreciation Right shall be exercisable more than 10 years from the date of grant.

iii.
Incentive Stock Options. Any Shares available for grant under Section 4(a) shall be available for grant under Options intended to qualify as Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section

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422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:
A.
the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Section 424(e) and Section 424(f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

B.
the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Section 424(e) and Section 424(f) of the Code, respectively) during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

c)	Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:
i.
Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement, which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 9(b), the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

ii.
Forfeiture. Except as otherwise determined by the Committee or set forth in the Award Agreement, (A) if the Participant’s Continuous Service during the applicable Restriction Period is terminated voluntarily by the Participant without Good Reason or by the Company for Cause, then the Participant’s Restricted Stock that is at that time subject to restriction shall be forfeited and reacquired by the Company and (B) if the Participant’s Continuous Service during the applicable Restriction Period is terminated due to the death or Disability of the Participant, by the Participant for Good Reason, or by the Company not for Cause, then the Participant’s Restricted Stock shall automatically vest and shall no longer be subject to restriction.

iii.
Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including book entry. If certificates representing Restricted Stock are issued and registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock. Within a reasonable time after the issue or transfer of shares without certificates, the Company shall send the Participant a record containing the information required on certificates by the Texas Business Organizations Code.

iv.
Stock Splits. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 81

d)	Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:
i.
Award and Restrictions. Settlement of a Restricted Stock Unit Award shall occur upon satisfaction of the vesting criteria or expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the vesting or deferral period or at earlier specified times (including based on achievement of performance goals or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Unit Award, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to settlement of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership.

ii.
Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable vesting or deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to vesting or deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

iii.
Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends or (B) deferred with respect to such Restricted Stock Unit Award and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Committee shall determine.

e)
Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

f)
Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards or other property equal in value to the regular dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

g)
Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares or other Awards, on terms and conditions established by the Committee. The performance levels to be achieved for each Performance Period and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period in accordance with the applicable short-term deferral exception provisions of Section 409A or, in accordance with procedures established by the Committee and the applicable provisions of Section 409A, on a deferred basis.

h)
Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The

82 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including cash, Shares, other Awards or other property, as the Committee shall determine.
7)	Certain Provisions Applicable to Awards.
a)
Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee and subject to compliance with law and the rules of the NASDAQ Global Market, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered.

b)
Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or Stock Appreciation Right Award or settlement of an Award may be made in such forms as the Committee shall determine, including cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the NASDAQ Global Market or any national securities exchange on which the Company’s securities are listed or quoted for trading and, if not listed or quoted for trading on either the NASDAQ Global Market or a national securities exchange, then the rules of the NASDAQ Global Market. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 9(d), including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

c)
Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be nonexempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

8.	Change in Control.
a)
Effect of “Change in Control.” Subject to Section 8(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 8(b):

i.	Any Option or Stock Appreciation Right Award that was not previously vested and exercisable as of the time of the Change in Control shall become immediately vested and exercisable.
ii.
Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control.

PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 83

iii.
With respect to any outstanding Performance Award, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award subject to achievement of performance goals and conditions under the Plan, any restrictions, deferral of settlement, and forfeiture conditions applicable thereto shall lapse, with applicable performance goals deemed achieved at the greater of (x) the applicable target level and (y) the level of achievement of the performance goals for the Award as determined by the Committee taking into account performance through the latest date preceding the Change in Control as to which performance can, as a practical matter, be determined (but not later than the end of the applicable performance period).

iv.
Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for an Award (a “Replacement Award”), then such Award shall not be accelerated as described in Section 8(a)(i), Section 8(a)(ii) and Section 8(a)(iii). For the purposes of this Section 8(a)(iv), an Award shall be considered a Replacement Award if (A) such Replacement Award is subject to the same terms and conditions as the pre-Change in Control Award and (B) following the Change in Control the Replacement Award has a value equal to the pre-Change in Control Award as of the Change of Control and, if the pre-Change in Control Award was an equity-based award, the Replacement Award relates to publicly traded equity securities of the Company or the surviving entity in the Change in Control. The determination of whether the conditions of this Section 8(a)(iv) have been satisfied shall be made by the Committee prior to the Change in Control in its sole discretion and its determination shall be conclusive and binding.

v.
Notwithstanding any other provision of this Plan to the contrary and unless otherwise determined by the Committee and set forth in the applicable Award Agreement, upon a termination of the Continuous Service of a Participant by the Company other than for Cause within 24 months following a Change in Control, (A) all Replacement Awards held by such Participant shall vest in full, be free of restrictions, and be deemed to be earned in full (with respect to performance goals, unless otherwise agreed in connection with the Change in Control, at the greater of (x) the applicable target level and (y) the level of achievement of the performance goals for the Award as determined by the Committee taking into account performance through the latest date preceding the termination of Continuous Service as to which performance can, as a practical matter, be determined (but not later than the end of the applicable performance period)), and (B) unless otherwise provided in the applicable Award Agreement, notwithstanding any other provision of this Plan to the contrary, any Option or Stock Appreciation Right held by the Participant as of the date of the Change in Control that remains outstanding as of the date of such Termination of Service may thereafter be exercised until the expiration of the stated full term of such Option or Stock Appreciation Right.

b)	Definition of “Change in Control”. Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:
i.
The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Section 8(b), the following acquisitions shall not constitute a Change of Control: (w) any acquisition directly from the Company; (x) any acquisition by the Company; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any entity pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (iii) below; or

ii.
During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

iii.
Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all

84 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination: (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock (or, for a noncorporate entity, equivalent securities) and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or, for a noncorporate entity, equivalent persons), as the case may be, of the entity resulting from such Business Combination (including an entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock (or, for a noncorporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination; and (C) at least a majority of the members of the Board of Directors (or, for a noncorporate entity, equivalent body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
iv.
Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company. Notwithstanding any other provision of this Plan, any Award Agreement or any Individual Agreement, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, a Change in Control shall not constitute a settlement or distribution event with respect to such Award, or an event that otherwise changes the timing of settlement or distribution of such Award, unless the Change in Control also constitutes an event described in Section 409A(a)(2)(v) of the Code and the regulations thereto. For the avoidance of doubt, this paragraph shall have no bearing on whether an Award vests pursuant to the terms of this Plan or the applicable Award Agreement or Individual Agreement.

9.	General Provisions.
a)
Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements or other obligations.

b)
Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant other than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except for transfers of Awards (other than Options) for no value that are expressly approved by the Committee and subject to such terms and conditions as are determined by the Committee. A Beneficiary, transferee or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

c)	Taxes.
i.
Withholding. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or

PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 85

potentially payable in connection with any transaction involving an Award (with a value not to exceed the maximum statutory rate of the Participant’s applicable jurisdiction(s)), and to take such other action as the Committee may deem necessary or advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations (up to the maximum statutory tax rate), either on a mandatory or elective basis in the discretion of the Committee.
ii.
Section 409A. This Plan and the Awards hereunder are intended to comply with the requirements of Section 409A of the Code or an exemption or exclusion therefrom and, with respect to amounts that are subject to Section 409A of the Code, it is intended that this Plan be administered in all respects in accordance with Section 409A of the Code. Each payment under any Award shall be treated as a separate payment for purposes of Section 409A of the Code. In no event may a Participant, directly or indirectly, designate the calendar year of any payment to be made under any Award that constitutes nonqualified deferred compensation subject to Section 409A of the Code. Notwithstanding any other provision of this Plan or any Award Agreement to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A of the Code (as determined in accordance with the methodology established by the Company), amounts that constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code that otherwise would be payable by reason of a Participant’s Separation from Service during the six-month period immediately following such Separation from Service shall instead be paid or provided on the first business day following the date that is six months following the Participant’s Separation from Service or any earlier date permitted by Section 409A of the Code. If the Participant dies following the Separation from Service and prior to the payment of any amounts delayed on account of Section 409A of the Code, such amounts shall be paid to the personal representative of the Participant’s estate within 30 days following the date of the Participant’s death.

d)
Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the Annual Meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including Rule 16b-3 or the Treasury regulations under Section 422 of the Code) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. Except as otherwise provided under Section 6(b)(i), the Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

e)
Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

f)
Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee

86 INDEPENDENT BANK GROUP, INC. | PROXY STATEMENT 2022

otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.
g)
Clawback. Awards are subject to the Company’s policies on recoupment of gains realized from any Awards as may be in effect from time to time. All Awards granted under the Plan will be subject to recoupment in accordance with applicable law or any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.

h)
Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

i)
Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

j)
Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the jurisdiction of incorporation of the Company without giving effect to principles of conflict of laws and excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the laws of the jurisdiction of incorporation of the Company.

k)
Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

l)
Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan was approved by the Board on March 24, 2022 and shall become effective on the date it is approved by the shareholders of the Company (the “Effective Date”). The Plan shall terminate at the earliest of (a) termination of this Plan by the Board or (b) the tenth anniversary of the Effective Date. However, Awards outstanding upon termination or expiration of the Plan shall remain in effect until they have been exercised, vested, terminated or have expired, and the Plan shall continue to govern such Awards.

m)	Construction. The terms “includes” and “including” means includes or including “without limitation” and the word “or” shall be understood to mean “and/or.”
(END OF PLAN)
PROXY STATEMENT 2022 | INDEPENDENT BANK GROUP, INC. 87

PURPOSE
Build strong healthy communities - one person, one family, one organization at a time.
VISION
Be the premier regional community bank of choice for individuals and businesses so that we can invest even more back into the communities we serve.
MISSION
Delight our customers with personalized financial solutions, uplift our communities with financial and leadership support, and empower employees with positive professional growth opportunities.

INDEPENDENT
BANK GROUP

INDEPENDENT BANK GROUP, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342
BRENTWOOD, NY 11717

SCAN TO
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D80820-P71211 KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INDEPENDENT BANK GROUP, INC.

This proxy is solicited on behalf of the Board of Directors of the Company and will be voted FOR proposals 1, 2, 3, and 4 unless otherwise indicated.

Nominees:	For	Against	Abstain
1a. DAVID R. BROOKS	☐	☐	☐
1b. ALICIA K. HARRISON	☐	☐	☐
1c. J. WEBB JENNINGS, III	☐	☐	☐
1d. PAUL E. WASHINGTON	☐	☐	☐
2. ADVISORY APPROVAL OF SAY-ON-PAY: A (non-binding) vote regarding the compensation of the Company's named executive officers (Say-On-Pay).	☐	☐	☐
3. APPROVAL OF THE 2022 EQUITY INCENTIVE PLAN: Approval of the Company's adoption and implementation of the 2022 Equity Incentive Plan.	☐	☐	☐

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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D80821-P71211

INDEPENDENT BANK GROUP, INC.
Annual Meeting of Shareholders
May 26, 2022 2:30 p.m., Central Time
This proxy is solicited by the Board of Directors

The undersigned shareholder hereby appoints David R. Brooks, Daniel W. Brooks and Michelle S. Hickox, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") owned of record by the undersigned and otherwise to act on behalf of the undersigned at the 2022 Virtual Annual Meeting of Shareholders and any adjournment thereof in accordance with the direction set forth herein and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment(s) thereof.

This proxy is solicited by the Board of Directors and will be voted in accordance with the undersigned's directions set forth herein. If no direction is made, this proxy will be voted (1) FOR the election of four (4) Class III directors to serve on the Board of Directors of the Company until the Company's 2025 Annual Meeting of Shareholders, and each until his or her successor is duly elected and qualified or until his or her earlier resignation or removal; (2) FOR the non-binding advisory proposal to approve the compensation of the Company's named executive officers (Say-On-Pay); (3) FOR the approval of the Company's 2022 Equity Incentive Plan; and (4) FOR the ratification of the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022.

Continued and to be signed on reverse side